    As filed with the Securities and Exchange Commission on August 7, 2001

                                               Registration No. 333-___/811-8443

================================================================================

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. ___ Post-Effective Amendment No___
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                         Area Code and Telephone Number:
                                 (800) 725-6666

                     Address of Principal Executive Offices:
                              7 World Trade Center
                            New York, New York 10048

                     Name and Address of Agent for Service:

                            Robert A. Vegliante, Esq.
                      Salomon Brothers Asset Management Inc
                              7 World Trade Center
                            New York, New York 10048
                                   Copies to:

                 Sarah E. Cogan, Esq.                                    Stephen E. Roth, Esq.
              Simpson Thacher & Bartlett                            Sutherland Asbill & Brennan LLP
                 425 Lexington Avenue                                 1275 Pennsylvania Ave., NW
                New York, NY 10017-3954                                  Washington, DC 20004

================================================================================

 Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on September 4, 2001 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: investment company shares

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933: NO FILING FEE IS REQUIRED IN RELIANCE ON SECTION 24(f) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)



ITEM NO.                                                       HEADING
--------                                                       -------
PART A
------

Beginning of Registration Statement
     and Outside Front Cover Page of
     Prospectus                                                Cover Page

Beginning and Outside Back Cover Page
     of Prospectus                                             Table of Contents

Synopsis and Risk Factors                                      Summary; Risk Factors

Information About the Transaction                              Summary; Information Relating to the Proposed
                                                               Reorganization

Information About the Registrant                               Summary; Information Relating to the Proposed
                                                               Reorganization; Comparison of Investment Objectives
                                                               and Policies; Additional Information About Salomon
                                                               Series

Information About the Company Being Acquired                   Summary; Information Relating to the Proposed
                                                               Reorganization; Comparison of Investment Objectives
                                                               and Policies; Additional Information About the Trust

 Voting Information                                            Voting Information

Interest of Certain Persons and
     Experts                                                   Voting Information

Additional Information Required for Reoffering by Persons
     Deemed to be Underwriters                                 Inapplicable

PART B
------

Cover Page                                                     Statement of Additional Information; Cover Page

Table of Contents                                              Table of Contents

Additional Information About the Registrant                    Statement of Additional Information

Additional Information About the
     Company Being Acquired                                    Inapplicable

Financial Statements                                           Financial Statements; Pro Forma Financial Statements


PART C
------

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                           THE TRAVELERS SERIES TRUST

                      JURIKA & VOYLES CORE EQUITY PORTFOLIO
                            STRATEGIC STOCK PORTFOLIO

                                ONE TOWER SQUARE
                           HARTFORD, CONNECTICUT 06183
                                                               September 7, 2001

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of
Jurika & Voyles Core Equity Portfolio and
Strategic Stock Portfolio:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of Jurika & Voyles Core Equity Portfolio ("Jurika Portfolio") and Strategic Stock Portfolio (individually, "Strategic Portfolio," and, together with Jurika Portfolio, the "Travelers Funds"), each a series of The Travelers Series Trust (the "Trust"), will be held at One Tower Square, Hartford, Connecticut 06183, on October 24, 2001 at 9:00 a.m., (Eastern time) for the following purposes:

         ITEM 1. To approve or disapprove an Agreement and Plan of Reorganization by and between the Trust, on behalf of the Travelers Funds, and Salomon Brothers Variable Series Funds Inc ("Salomon Series"), on behalf of its series, Salomon Brothers Variable Investors Fund ("Investors Fund"), and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of each of the Travelers Funds, to Investors Fund, in exchange for shares of Investors Fund, and (b) the distribution of such Investors Fund shares to the shareholders of the respective Travelers Funds in connection with the liquidation of such Travelers Funds.

                           Shareholders of each Travelers Fund will vote separately on Item 1.

         ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

         The attached Combined Prospectus/Proxy Statement describes the proposal. A copy of the Reorganization Plan is attached as Appendix A to the Combined Prospectus/Proxy Statement.

         Shareholders of record as of the close of business on August 13, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO A TRAVELERS FUND, AS THE CASE MAY BE, A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.



                                           By Order of the Board of Trustees


                                           /s/ Ernest J. Wright, Secretary
                                           -------------------------------------
                                           Ernest J. Wright, Secretary

         September 7, 2001

         Hartford, Connecticut

                                     PART A

                       COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED SEPTEMBER 7, 2001

----------------------------------------------------------------------------------------------------------------------
                THE TRAVELERS SERIES TRUST                                   SALOMON BROTHERS VARIABLE
           JURIKA & VOYLES CORE EQUITY PORTFOLIO                                 SERIES FUNDS INC
                 STRATEGIC STOCK PORTFOLIO                           SALOMON BROTHERS VARIABLE INVESTORS FUND
                     ONE TOWER SQUARE                                          7 WORLD TRADE CENTER
                HARTFORD, CONNECTICUT 06183                                  NEW YORK, NEW YORK 10048
                      (800) 842-9368                                              (800) 725-6666
----------------------------------------------------------------------------------------------------------------------


         This Combined Prospectus/Proxy Statement for The Travelers Series Trust (the "Trust") is furnished to shareholders of Jurika & Voyles Core Equity Portfolio ("Jurika Portfolio") or Strategic Stock Portfolio ("Strategic Portfolio," and together, Jurika and Strategic Portfolios are the "Travelers Funds"), namely The Travelers Insurance Company, The Travelers Life and Annuity Company, and their affiliates (collectively, "The Travelers"), which have separate accounts, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and unregistered separate accounts and related subaccounts (collectively, the "separate accounts") invested in the Travelers Funds.

         This Combined Prospectus/Proxy Statement relates to a special meeting of shareholders of Jurika and Strategic Portfolios scheduled for October 24, 2001 at 9:00 a.m. (Eastern time), and any adjournments thereof, at the offices of the Trust at the address set forth above on this Statement (the "Meeting"). At the Meeting, shareholders of each of the Travelers Funds will be asked to consider and approve the proposed transfer of all of the assets and liabilities of each Travelers Fund to Salomon Brothers Variable Investors Fund ("Investors Fund"), a series of Salomon Brothers Variable Series Funds Inc ("Salomon Series"), in exchange for shares of Investors Fund (the "Reorganization").

         As a result of the Reorganization, each shareholder of a Travelers Fund whose shareholders have approved the Reorganization will receive the number of shares of Investors Fund that is equal in value at the time of the exchange to the value of such shareholder's shares of that Travelers Fund on the closing date of the Reorganization.

         This Combined Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the "Reorganization Plan") between the Trust, on behalf of the Travelers Funds, and Salomon Series, on behalf of Investors Fund, describe more fully the terms and conditions of the Reorganization. Appendix A of this Combined Prospectus/Proxy Statement includes a copy of the Reorganization Plan.

         Shares of the Travelers Funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (collectively, the "variable contracts"). As of the record date for the Meeting, The Travelers, on behalf of its separate accounts, is the legal owner and holder of 100% of the shares of the Travelers Funds.

         The Travelers shall vote all shares of the Travelers Funds in proportion to the timely instructions received from owners of the variable contracts that have variable contract values on the record date allocated to a separate account of The Travelers investing in shares (collectively, the "contract owners"). Accordingly, The Travelers is furnishing this Combined Prospectus/Proxy Statement to such contract owners in connection with the solicitation of voting instructions from the contract owners regarding the proposal to shareholders of the Travelers Funds to approve or disapprove the Reorganization Plan.

         This Combined Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about Salomon Series, Investors Fund, the Trust, and the Travelers Funds that a shareholder or contract owner should know in considering the Reorganization. The current prospectus for Investors Fund is incorporated herein by reference. Investors Fund's prospectus is attached as an Appendix to this Combined Prospectus/Proxy Statement, and the Travelers Funds' prospectus and statement of additional information are available without charge by writing to The Trust at its address noted above or by calling (800) 842-9368. A statement of additional information dated the same date as this Combined Prospectus/Proxy Statement (the "Statement of Additional Information") and containing additional information about the Trust and Salomon Series has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. You may obtain a copy of the Statement of Additional Information without charge by writing to Salomon Series at its address noted above or by calling (800) 725-6666.

         Investors Fund also provides periodic reports to its shareholders that highlight certain important information about Investors Fund, including investment results and financial information. These reports can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C., and at certain of its Regional Offices. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEITHER THE TRUST NOR SALOMON SERIES HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR SALOMON SERIES.

INVESTMENTS IN INVESTORS FUND, AS WITH ANY MUTUAL FUND, ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES IN INVESTORS FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

INTRODUCTION......................................................................................................4

         Voting Information.......................................................................................4


SUMMARY...........................................................................................................6


COMPARATIVE FEE AND EXPENSE TABLES...............................................................................10


RISK FACTORS.....................................................................................................12


INFORMATION RELATING TO THE PROPOSED REORGANIZATION..............................................................13


FEDERAL INCOME TAX CONSEQUENCES..................................................................................15


CAPITALIZATION...................................................................................................16


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................................................................17


PURCHASES AND REDEMPTIONS........................................................................................22


DIVIDENDS, DISTRIBUTIONS AND TAXES...............................................................................22


ADDITIONAL INFORMATION ABOUT THE TRUST...........................................................................25


ADDITIONAL INFORMATION ABOUT SALOMON SERIES......................................................................26


FINANCIAL STATEMENTS AND EXPERTS.................................................................................26


OTHER BUSINESS...................................................................................................26


LITIGATION.......................................................................................................26


SHAREHOLDER INQUIRIES............................................................................................26

Appendices:

  A - Agreement and Plan of Reorganization

  B - Investors Fund Prospectus

                                  INTRODUCTION

         This Combined Prospectus/Proxy Statement is being furnished by the Trust's Board of Trustees (the "Trust Board") to the shareholders of Jurika Portfolio and Strategic Portfolio, each a series of the Trust, in connection with the shareholders' solicitation of voting instructions to be used at a Special Meeting of Shareholders of each of the Travelers Funds to be held on October 24, 2001 at 9:00 a.m. ( Eastern time) at the Trust's offices at One Tower Square, Hartford, Connecticut 06183 (together with any adjournments thereof, the "Meeting"). It is expected that this Combined Prospectus/Proxy Statement will be mailed on or about September 7, 2001.

REORGANIZATION PLAN

         At the Meeting, shareholders will consider and approve or disapprove an Agreement and Plan of Reorganization between the Trust, with respect to each of the Travelers Funds, and Salomon Series, on behalf of Investors Fund. Under the Reorganization Plan, all of the assets and liabilities of each of the Travelers Funds will be transferred to Investors Fund in exchange for the equivalent value of Investors Fund shares. As a result of the Reorganization, the Travelers Funds' shareholders will become shareholders of Investors Fund and will receive Investors Fund shares equal in value to their holdings in the Travelers Funds on the date of the Reorganization.

         The Trust is organized as a Massachusetts business trust, and each Travelers Fund is a series of the Trust. Salomon Series is organized as a Maryland corporation, and Investors Fund is a series of Salomon Series.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION PLAN.

VOTING INFORMATION

         This Combined Prospectus/Proxy Statement is being sent to variable contract owners whose variable contracts are funded by the Travelers' Separate Accounts that invest in each of the Travelers Funds. The number of shares as to which voting instructions may be given under a variable contract is determined by the number of full and fractional shares of each Travelers Fund held in a separate account with respect to that particular variable contract.

         The Travelers' hold all of the shares of the Travelers Funds. The Travelers will vote the Travelers Funds' shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Contract owners and certain annuitants and/or beneficiaries have the right to instruct The Travelers as to the number of shares (and fractional shares) attributable to their variable contract's value on the record date allocated to the separate account or subaccount that holds Travelers Funds shares.

         Twenty-five percent of the outstanding shares of each Travelers Fund represented in person or by proxy must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Reorganization are not received, the persons with proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Reorganization in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Reorganization. Any adjournment will require the affirmative vote of a two thirds of the shares represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the Reorganization, will vote against any adjournments those instructions that are against the Reorganization, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Reorganization.

         The Travelers will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received. If a Voting Instruction Form is received that does not provide any instructions, The Travelers will consider its timely receipt as an instruction to vote in favor of the proposal. In certain circumstances, The Travelers has the right to disregard voting instructions from certain owners. Owners may revoke previously submitted voting instructions given to The Travelers at any time before 5:00 p.m. (Eastern time) on October 22, 2001 by notifying The Travelers in writing. An affiliate of Citigroup Inc., an affiliated person of the Trust ("Citigroup"), will bear all of the expenses of soliciting voting instructions. The solicitation will be made primarily by mail, but The Travelers and its affiliates may make telephone, electronic, or oral communications to contract owners.

         Approval of the Reorganization Plan by each Travelers Fund requires the affirmative vote of two-thirds or more of that Travelers Fund's outstanding shares present. If the shareholders of only one of the Travelers Funds approves the Reorganization Plan, the Reorganization will proceed solely with that Travelers Fund.

         The Trust Board has fixed August 13, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. To be counted, The Travelers must receive an owner's properly executed Voting Instruction Form at the Trust's office by 5:00 p.m. Eastern time on October 22, 2001.

         The name, address and percentage ownership of the persons who owned beneficially more than 5% of a separate account of The Travelers invested in the Travelers Funds and the percentage of such 5% ownership of a separate account invested in Investors Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings as of the record date are as follows:

                                Fund and                         Percentage of      Percentage of
                               Amount of      Percentage of     Travelers Funds    Investors Fund
                                 Share       Fund Ownership     Share Ownership    Ownership Upon
      Name and Address         Ownership     on Record Date     on Record Date      Consummation
  -----------------------   -------------  -----------------   -----------------  ----------------

         As of the record date, The Travelers owned 100% of the outstanding shares of Investors Fund.

         As of the record date, the name, address and share ownership of the persons who owned beneficially more than 5% of any class of Investors Fund and the percentage of shares that would be owned by such person upon consummation of the Reorganization were as follows:

                                                       Percentage of
                                       Amount of      Investors Fund     Percentage of Investors
                                         Share         Ownership on        Fund Ownership Upon
         Name and Address              Ownership        Record Date            Consummation
   -------------------------        -------------   -----------------  ---------------------------



                                     SUMMARY

         The following is a summary of certain information relating to the proposed Reorganization, the parties thereto, and the transactions contemplated thereby. This disclosure is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information for Investors Fund and each of the Travelers Funds, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.

         Pursuant to the proposed Reorganization Plan, one or both of the Travelers Funds will transfer all of their assets and liabilities to Investors Fund in exchange for shares of Investors Fund, a series of Salomon Series.

         The proposed Reorganization is expected to be effective upon the opening of business on October 29, 2001 or such later date as the parties may agree (the "effective date"). Under the proposed Reorganization, each shareholder of a Travelers Fund whose shareholders have approved the Reorganization (a "Merging Fund") will receive the number of Investors Fund shares with an aggregate net asset value equal on the effective date to the aggregate net asset value of the shareholder's shares in the Merging Fund. Thereafter, following the proposed Reorganization, shareholders of a Merging Fund will be shareholders of Investors Fund. No shareholder of Merging Funds will pay a sales or other charge or expense in connection with the Reorganization. See "Information Relating to the Proposed Reorganization."

         Following the Reorganization, Investors Fund will have substantially similar purchase, redemption and dividend policies as the Travelers Funds.

         Each of the Trust Board and Salomon Series Board of Directors (the "Salomon Board" and, together the "Boards"), including a majority of each Board's members who are not "interested persons" within the meaning of the 1940 Act (the "disinterested Board members"), has determined that the proposed Reorganization is in the best interests of the applicable Fund's respective shareholders and the underlying contract owners and that the interests of the shareholders and the underlying contract owners will not be diluted as a result of Reorganization. Each Board reached its determination based upon its evaluation of the relevant information presented to them, including an analysis of the operation of the Travelers Funds and Investors Fund both before and as expected after the Reorganization, the terms of the Reorganization Plan, the opportunity to combine the Travelers Funds and Investors Fund in an effort to realize increased economies of scale for shareholders, and indirectly, the underlying contract owners, and certain operational and administrative efficiencies, the fact that the Reorganization is expected to be tax-free, and in light of their fiduciary duties under federal and state law.

REASONS FOR THE REORGANIZATION

         Each Board was advised that fund management had been reviewing the proprietary funds offered as investment options under insurance products sponsored by The Travelers and, in consultation with members of The Travelers' product sales and marketing group, had been looking to rationalize and focus the investment products available to contract owners purchasing The Travelers' products. One of the goals is to have strong product representation in the top selling asset class categories that would be responsive to contract owners' investing needs. The Boards also considered the fact that, as an operational matter, certain variable contracts are limited in the number of funds they can offer, and it, therefore, appeared to be prudent to merge or restructure several funds that are small or have limited sales appeal to contract owners. The Trust Board was also advised that certain of the newer proprietary funds, including Jurika and Strategic Portfolios, offered to contract owners, have failed to generate sufficient asset size to operate efficiently and are not expected to achieve economies of scale in the future. In light of this, it was noted that management was no longer willing to maintain the expense caps voluntarily placed on the expense ratios of each of the Travelers Funds. Without these expense reimbursements, the Travelers Funds' respective expense ratios would be expected to increase, which in turn, would have a negative impact on Fund returns from which contract owner contract benefits are derived.

         Each Board concluded that a targeted and streamlined menu of funds should ultimately benefit contract owners and should facilitate increasing economies of scale within those funds retained in the menu as well as should generate operational and administrative efficiencies, which also should benefit contract owners. Accordingly, the Trust Board and the Salomon Board have each approved the reorganization of the Travelers Funds into Investors Fund.

         The investment objectives and policies of each of the Travelers Funds and Investors Fund have been reviewed in detail to identify funds that would provide investment objectives, policies and restrictions similar to the Travelers Funds. In the case of Jurika Portfolio, the Trustees believe that Investors Fund offers investment objectives and strategies that are substantially similar. With respect to Strategic Portfolio, while there are some differences in the application of its investment objectives and the use of certain strategies as compared to Investors Fund, both Strategic Portfolio and Investors Fund share a common goal of long term capital growth supplemented at least to some degree by income. Also, in part, the proposed combinations reflect the fact that the Board's restructuring choices were significantly constrained by the menu of proprietary funds available in all applicable variable contracts. These similarities and differences are discussed more fully under "Comparison of Investment Objectives and Policies" below.

FEDERAL INCOME TAX CONSEQUENCES

         Sutherland Asbill & Brennan, counsel to the Trust, will issue an opinion (based on certain assumptions) as of the effective date of the Reorganization to the effect that the transaction will not give rise to the realization or recognition of income, gain or loss for federal income tax purposes to the variable contract owners and that neither the variable contract owners, the Travelers Funds, nor their respective shareholders will incur any federal income tax liability as a result of the transaction. See "Information Relating to the Proposed Reorganization - Federal Income Tax Consequences" below.

INVESTMENT ADVISERS

         The investment adviser for Jurika and Strategic Portfolios is Travelers Asset Management International Company LLC ("TAMIC"), an indirectly wholly owned subsidiary of Citigroup. Currently, Travelers Investment Management Company ("TIMCO") provides subadvisory services to Strategic Portfolio. Jurika Portfolio receives subadvisory services from Jurika & Voyles, LP. The investment adviser for Investors Fund is Salomon Brothers Asset Management Inc ("SBAM"), which is an indirect, wholly owned subsidiary of Citigroup. After the Reorganization, the same portfolio management team that currently is responsible for Investors Fund will continue to make the day-to-day investment decisions for Investors Fund.

INVESTMENT OBJECTIVES AND APPROACHES

         Jurika Portfolio and Investors Fund follow similar objectives of seeking long-term capital appreciation, although Investors Fund seeks current income as a secondary objective. There are certain other differences between their approaches that should be considered. Strategic Portfolio follows an objective of seeking above average total return through both capital appreciation and dividend income. The following table sets forth the investment objectives and approaches of each Travelers Fund and Investors Fund. See "Comparison of Investment Objectives and Policies" below.

                                    INVESTMENT OBJECTIVE AND APPROACH
JURIKA PORTFOLIO                    Long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $500 million and over.

STRATEGIC PORTFOLIO                 Above-average total return through capital appreciation and dividend income by investing primarily in a portfolio of actively traded, dividend paying equity securities comprised of high dividend yield stocks periodically selected from:
                                    (1) the companies included in the Dow Jones Industrial Average and (2) the companies included in a selected subset of the Standard & Poor's Industrial
                                    Index.

                                    INVESTMENT OBJECTIVE AND APPROACH
INVESTORS FUND                      Long-term growth of capital with current income as a secondary objective by investing primarily in common stocks of established U.S. companies.

INVESTMENT POLICIES AND RESTRICTIONS

         In addition to the similarities and differences between the investment objectives and approaches of Investors Fund and each Travelers Fund, there are certain similarities and differences in the investment policies and investment restrictions between Investors Fund and each Travelers Fund, set forth below under "Comparison of Investment Objectives and Policies."

ADDITIONAL PORTFOLIOS

         In addition to Investors Fund, Salomon Series currently offers five additional funds: Capital, High Yield Bond, Small Cap Growth, Strategic Bond, and Total Return Funds. Salomon Series' prospectuses and statement of additional information include detailed descriptions of each Salomon Series fund. Salomon Series may add or subtract additional portfolios from time to time in the future.

         In addition to the Travelers Funds, the Trust currently offers 17 additional portfolios: Convertible Bond, Disciplined Mid Cap Stock, Disciplined Small Cap Stock, Equity Income, Federated High Yield, Federated Stock, Large Cap, Lazard International Stock, MFS Emerging Growth, MFS Mid Cap Growth, MFS Research, MFS Value, Social Awareness Stock, Travelers Quality Bond, U.S. Government Securities, Utilities, and Zero Coupon Bond Portfolios. The Travelers Funds' prospectuses and statement of additional information include detailed descriptions of each Trust portfolio. The Trust may add or subtract additional portfolios from time to time in the future.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

         ADVISORY SERVICES

         SBAM is the investment adviser for Investors Fund. SBAM oversees the asset management and administration of Investors Fund. As compensation for its services, SBAM receives a management fee from Investors Fund at an annual rate of 0.70% of average daily net assets. TAMIC is the investment adviser for the Travelers Funds and supervises the management and investment program for each of the Travelers Funds. As compensation for its services, TAMIC receives a management fee from Jurika Portfolio and Strategic Portfolio at the annual rates of 0.75% and 0.60%, respectively, of the Portfolio's average daily net assets.

         OTHER SERVICES

         After the Reorganization, shares of Investors Fund will continue to be offered to the separate accounts of The Travelers that originally held shares in the merged Travelers Funds and will continue to be offered to other insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans.

         After the Reorganization, SBAM will serve as administrator and fund accountant, and PNC Bank, N.A., ("PNC Bank") located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, will serve as custodian for Investors Fund. The services provided by SBAM will include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, PNC Bank will be responsible for the daily safekeeping of securities and cash held by Investors Fund.

         PricewaterhouseCoopers LLP ("PwC") serves as Investors Fund's independent accountants, auditing and reporting on the annual financial statements of Salomon Series funds and reviewing certain regulatory reports and the funds' federal income tax returns. PwC also performs other professional accounting, auditing, tax and advisory services when Salomon Series engages it to do so.

         KPMG LLP serves as the Travelers Funds' independent auditors, examining and reporting on the Travelers Funds' financial statements.

                       COMPARATIVE FEE AND EXPENSE TABLES

         The tables below show (1) information regarding the fees and expenses paid by each of the Travelers Funds and Investors Fund during the year ended December 31, 2000 that do not reflect current expense reimbursement arrangements, and (2) estimated fees and expenses on a pro forma basis for Investors Fund after giving effect to the proposed Reorganization with one or more of the Travelers Funds. Under the proposed Reorganization, shareholders in a Travelers Fund would receive shares in Investors Fund. Shareholders (and indirectly underlying contract owners) will not pay a sales charge or other expenses in connection with the Investors Fund shares received in the Reorganization. Each of the Travelers Funds and Investors Fund currently has a single class of shares.

                                                         JURIKA         STRATEGIC        INVESTORS
                                                       PORTFOLIO        PORTFOLIO          FUND
                                                       ---------        ---------     --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
   YOUR INVESTMENT) - Maximum Sales Charge
   (Load) when you buy shares, shown as % of
   the offering price                                     NONE            NONE             NONE

Maximum Deferred Sales Charge
   (Load) shown as lower of original purchase
   price or redemption proceeds                           NONE            NONE             NONE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
   DEDUCTED FROM FUND ASSETS)
Management Fees                                          0.75%            0.60%            0.70%

Distribution (12b-1) Fees                                 NONE            NONE             NONE

                                                         JURIKA         STRATEGIC        INVESTORS
                                                       PORTFOLIO        PORTFOLIO          FUND
                                                       ---------        ---------     --------------
Other Expenses                                           0.49%            0.37%            0.21%

Total Annual Fund Operating Expenses                     1.24%(A)         0.97%(B)         0.91%


(A) During the period, The Travelers waived or reimbursed 0.24% of expenses, leaving the Portfolio with total operating expenses of 1.00% net of such reimbursements.

(B) During the period, The Travelers waived or reimbursed 0.07% of expenses, leaving the Portfolio with total operating expenses of 0.90% net of such reimbursements.




===============================================================================================
           INVESTORS FUND (PRO FORMA WITH ONE OR MORE TRAVELERS FUNDS)

                                                           A             B              C
                                                           -             -              -
===============================================================================================
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
   YOUR INVESTMENT) - Maximum Sales Charge
   (Load) when you buy shares, shown as % of
   the offering price                                    NONE          NONE           NONE

   Maximum Deferred Sales Charge (Load)
   Shown as lower of original purchase price or
   redemption proceeds                                   NONE          NONE           NONE

ANNUAL FUND OPERATING EXPENSES (EXPENSES
  THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                          0.70%         0.70%          0.70%

Distribution (12b-1) Fees                                NONE          NONE           NONE

Other Expenses                                           0.21%         0.21%          0.21%

Total Annual Fund Operating Expenses                     0.91%         0.91%          0.91%

A:  With approval of the Reorganization by shareholders of both Travelers Funds.

B: With approval of the Reorganization by shareholders of Jurika Portfolio only.

C: With approval of the Reorganization by shareholders of Strategic Portfolio only.


         EXAMPLE: This example helps investors compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes:

-        you invest $10,000;

-        you sell all of your shares at the end of the period;

-        your investment has a 5% return each year; and

- each Fund's operating expenses are not waived and remain the same as shown above.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                                                 1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                               ------------------------------------------------------
JURIKA PORTFOLIO........................................         $126          $393          $681          $1,500

STRATEGIC PORTFOLIO.....................................           99           309           536           1,190

INVESTORS FUND..........................................           93           290           504           1,120

PRO FORMA OF INVESTORS FUND WITH JURIKA PORTFOLIO.......           93           290           504           1,120

PRO FORMA OF INVESTORS FUND WITH STRATEGIC PORTFOLIO....           93           290           504           1,120

PRO FORMA OF INVESTORS FUND WITH JURIKA PORTFOLIO AND
STRATEGIC PORTFOLIO.....................................           93           290           504           1,120

The fees and charges reflected in the table above do not include fees and charges imposed by the variable contracts issued by The Travelers and their separate accounts with interests in the Funds.

                           PERFORMANCE As of 6/30/01

                                                                                       Inception
                                                                                           to
                              Year-to-Date        1 Year      3 Years      5 Years        Date
                              ------------------------------------------------------------------
Jurika Portfolio                 -3.14%            3.07%        N/A          N/A               %
Strategic Portfolio               0.91%           19.29%       4.89%         N/A               %
Investors Fund                   -0.60%            4.93%       9.63%         N/A               %

                                  RISK FACTORS

         The following discussion highlights the principal risk factors associated with an investment in Investors Fund and how such factors may increase the overall risk of an investment by shareholders (and indirectly the contract owners) of the Travelers Funds, after the Reorganization. Further information relating to these and other risks associated with investing in Investors Fund is set forth in "Comparison of Investment Objectives and Policies" below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectus and statement of additional information of Investors Fund.

         The principal risk factors associated with an investment in Investors Fund, in general, are those typically associated with investing in a managed portfolio of equity and debt securities. As such, Investors Fund has risks similar to those found in the Travelers Funds. In particular, investors could lose money on their investment in Investors Fund, or Investors Fund may not perform as well as other investments if any of the following occurs:

         -        U.S. stock markets decline;

         - An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which Investors Fund invests;

         -        Large capitalization stocks fall out of favor with investors;
                  or

         - The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

         Additionally, Investors Fund may invest in high-yield securities, which can expose an investment to additional risk. The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high-yield securities are concentrated in relatively few market makers, and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of Investors Fund, if it holds these securities, to dispose of particular portfolio investments, may adversely affect Investors Fund's net asset value per share and may limit the ability of Investors Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If Investors Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such its portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect Investors Fund's ability to sell securities at their fair value. If the secondary markets for high-yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in Investors Fund's portfolio may become illiquid and the proportion of Investors Fund's assets invested in illiquid securities may significantly increase.

         As to the Travelers Funds, only Jurika Portfolio invests in high-yield securities. Hence, the risks associated with investments in high-yield securities may increase to shareholders of shares of Strategic Portfolio that are exchanged for shares of Investors Fund.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

         The Reorganization Plan sets forth the terms and conditions under which the Reorganization would be consummated. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the copy of the Reorganization Plan attached as Appendix A to this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

         The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Jurika and Strategic Portfolios will be transferred to and assumed by Investors Fund. In exchange for the transfer of the assets and the assumption of the liabilities, Salomon Series will issue at the Effective Time of the Reorganization full and fractional shares of Investors Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of each of Jurika and Strategic Portfolios as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that each of Jurika and Strategic Portfolios will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to their respective shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

         Following the transfer of assets to, and the assumption of the liabilities of, the Travelers Funds by Investors Fund, the Travelers Funds will distribute Investors Fund shares received from

Salomon Series to Jurika Portfolio's and Strategic Portfolio's respective shareholders in liquidation of each of Jurika Portfolio and Strategic Portfolio. Each Jurika Portfolio and Strategic Portfolio shareholder at the Effective Time of the Reorganization will receive an amount of shares with a total net asset value equal to the net asset value of their respective Jurika Portfolio or Strategic Portfolio shares plus the right to receive any dividends or distributions that were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to Jurika Portfolio shares or Strategic Portfolio shares, respectively.

         After the Reorganization, all of the issued and outstanding shares of the Travelers Funds shall be canceled on the books of each such Travelers Fund and the transfer books of each Travelers Fund will be permanently closed.

         The Reorganization is subject to a number of conditions, including, without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the respective Jurika Portfolio and Strategic Portfolio shareholders; the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and, the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on October 26, 2001 or such other date as is agreed to by the parties.

         An affiliate of Citigroup will bear the costs and expenses associated with the Reorganization, including costs of soliciting proxies. Neither the Travelers Funds, the Trust, Investors Fund, Salomon Series, nor their respective shareholders will bear any of these costs and expenses.

BOARD CONSIDERATIONS

         In considering and approving the Reorganization at a meeting held on July 27, 2001, the Trust Board considered and discussed the future of the Travelers Funds and how to best serve the Travelers Funds' shareholders' interests. The Trust Board discussed the size of each of Jurika and Strategic Portfolios (approximately $5.9 million and $15.2 million, respectively as of June 30, 2001) and the increasing advantages of reorganizing Jurika Portfolio and Strategic Portfolio into Investors Fund. The Trust Board also reviewed the proposal for the Reorganization. After discussions, the Trust Board, including a majority of the disinterested Trustees, unanimously decided to approve the Reorganization with Investors Fund and to recommend its approval to shareholders.

         In considering and approving the Reorganization, the Trust Board considered, among other things: the terms of the Reorganization Plan; a comparison of each fund's historical and projected expense ratios; the comparative investment performance of Jurika and Strategic Portfolios with Investors Fund; the anticipated effect of such Reorganization on each of Jurika and Strategic Portfolios and their respective shareholders; the investment advisory services supplied by SBAM and its affiliates; the management and other fees payable by Investors Fund; the similarities and differences in the investment objective and policies of Jurika Portfolio and of Strategic Portfolio with Investors Fund; the opportunity to combine each of Jurika Portfolio and Strategic Portfolio with Investors Fund in an effort to realize greater economies of scale as well as operational and administrative efficiencies; the recommendations of TAMIC with respect to the proposed Reorganization; the fact that Citigroup would bear all costs and expenses in the Reorganization; and the fact that the Reorganization would be tax-free to the variable contract owners, the Travelers Funds, Investors Fund, and their respective shareholders.

         After considering the foregoing factors, together with such information as they believed to be relevant, the Trust Board determined that the proposed Reorganization is in the best interests of Jurika Portfolio and Strategic Portfolio and that the interests of Jurika Portfolio and Strategic Portfolio shareholders and, indirectly, the underlying contract owners, would not be diluted as a result of the Reorganization. The Trust Board then approved the Reorganization Plan and directed that the Reorganization Plan be submitted to Jurika Portfolio and Strategic Portfolio shareholders for approval.

         The Salomon Board considered the proposed Reorganization from the perspective of Investors Fund. The Salomon Board considered, among other things: the terms of the Reorganization Plan; the opportunity to combine the funds in an effort to realize operational and administrative efficiencies; the fact that Citigroup would bear all costs and expenses in the Reorganization; and the fact that the Reorganization would be tax-free to the variable contract owners, the Travelers Funds, Investors Fund, and their respective shareholders. Based upon the Salomon Board's evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the Salomon Board determined that the proposed Reorganization is in the best interests of Investors Fund shareholders and, indirectly, the underlying contract owners, and that the interests of Investors Fund shareholders and, indirectly, the underlying contract owners, would not be diluted as a result of the Reorganization.

         After considering the foregoing factors, together with such other information as they believed to be relevant, the Trust Board approved the Reorganization Plan.

         THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

         The Trust Board has not determined what action Jurika Portfolio or Strategic Portfolio would take in the event shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Trust Board will consider maintenance of the Travelers Fund as it is currently operating but without the applicable expense cap, and other appropriate courses of action.

                         FEDERAL INCOME TAX CONSEQUENCES

         Consummation of the Reorganization is subject to the condition that the Trust receive an opinion of Sutherland Asbill & Brennan LLP, counsel to the Trust, regarding the following matters for federal income tax purposes:

         Based on certain factual representations made by the Travelers Funds and Investors Fund, Sutherland, Asbill & Brennan LLP has advised the Travelers Funds and Investors Fund that the Reorganization will satisfy all of the requirements to be treated as separate "reorganizations" of the Travelers Funds under Section 368(a) of the Internal Revenue Code (the "Code"), with the possible exception of the "continuity of business enterprise" requirement. In order to satisfy that requirement with respect to each of the Travelers Funds, Investors Fund must either continue the historic business of the respective Travelers Fund or use a significant portion of the Travelers Fund's historic business assets in a business. Investors Fund and the Travelers Funds are not currently in a position to represent that the Investors Fund will satisfy either requirement. As a result, Sutherland, Asbill & Brennan LLP is unable to render an opinion as to whether the Reorganization of the Travelers Funds will constitute tax-free reorganizations of the Funds under Section 368(a) of the Code. If, in fact, Investors Fund does satisfy at least one of those tests with respect to the Reorganization of a Travelers Fund, the Reorganization of that Travelers Fund will be a reorganization under Section 368(a).

         Regardless of this issue, for the reasons described below, the federal income tax consequences to Investors Fund, the Travelers Funds, their respective shareholders, and the contract owners should generally be the same whether or not the Reorganization constitutes a reorganization of either Travelers Fund under Section 368(a).

         If the Reorganization of a Travelers Fund constitutes a reorganization of that Fund under Section 368(a), the following consequences will ensue for federal income tax purposes:

         (1)      the Travelers Funds and Investors Fund
                  will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

         (2) each Travelers Fund will not recognize any gain or loss as a result of such transaction;

         (3) Investors Fund will not recognize any gain or loss as a result of such transaction;

         (4) each Travelers Fund's shareholders will not recognize any gain or loss on the distribution of Investors Fund shares in exchange for their Travelers Fund shares;

         (5) the aggregate tax-basis of shares of Investors Fund received by a shareholder of the Travelers Funds will be the same as the aggregate tax-basis of such shareholder's Travelers Fund shares immediately prior to the Reorganization;

         (6) the tax-basis of Investors Fund in the assets of the Travelers Fund received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Travelers Fund immediately before such transaction;

         (7) a Travelers Fund shareholder's holding period for Investors Fund shares will be determined by including the period for which such Travelers Fund shareholder held the Travelers Fund shares exchanged, provided that the shareholder held such shares in the Travelers Fund as a capital asset; and

         (8) Investors Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Travelers Fund.

         If the Reorganization of a Travelers Fund does not constitute a reorganization of that Fund under Section 368(a) of the Code, the Travelers Fund will recognize gain or loss on the transfer of its assets to Investors Fund as if it had disposed of those assets for an amount of cash equal to the value of the Investors Fund shares received in the exchange plus the amount of any liabilities of the Travelers Fund assumed by Investors Fund. However, so long as the Travelers Fund qualifies as a "regulated investment company" under Section 851 of the Code for its taxable year ending on the Closing Date and makes all distributions in accordance with the timing requirements imposed by the Code, it will not have any federal income tax liability from the transaction.

         In addition, pursuant to Section 817 of the Code, to the extent that an insurance company shareholder of a Travelers Fund holds its Travelers Fund shares in a separate account to fund benefits under variable contracts, its tax basis in the shares for federal income tax purposes will generally be equal to the fair market value of the shares. Consequently, the exchange of Travelers Fund shares for Investors Fund shares should not cause such a shareholder to realize or recognize any taxable gain or loss.

         Finally, whether or not the Reorganization constitute a "reorganization" of a Travelers Fund under Section 368(a) of the Code, a contract owner will not realize or recognize gain or loss on the Reorganization of the Travelers Funds because a contract owner is not considered to own the shares of the Travelers Funds or Investors Fund for federal income tax purposes.

         The Trust has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

                                 CAPITALIZATION

         Because one or more of the Travelers Funds will be combined with Investors Fund in the Reorganization, the total capitalization of Investors Fund after the Reorganization is expected to be greater than the current capitalization of the one or more Travelers Funds alone. The following table sets forth as of June 30, 2001: (1) the capitalization of Jurika Portfolio; (2) the capitalization of Strategic Portfolio; (3) the capitalization of Investors Fund; and (4) the pro forma capitalizations of Investors Fund as adjusted to give effect to the proposed Reorganization with one or the other or both of the Travelers Funds. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Investors Fund and each Travelers Fund are likely to be different at the Effective Time of the Reorganization, based on assets and shares outstanding as of June 30, 2001, as a result of fluctuations in the value of portfolio securities of each fund and daily share purchase and redemption activity in each fund.

                        JURIKA          STRATEGIC
                       PORTFOLIO        PORTFOLIO      INVESTORS FUND         PRO FORMA INVESTORS FUND
                   ---------------  ---------------  ----------------  -------------------------------------
                                                                            A           B             C
                                                                            -           -             -
Total Net Assets         $5.9             $15.2            $216.5         $237.6      $222.4         $231.7
 (In Millions)

Shares Outstanding    1,017,046         1,514,931        16,200,436     18,230,356  17,094,158    17,336,634


A:  With approval of the Reorganization by shareholders of both Travelers Funds.

B: With approval of the Reorganization by shareholders of Jurika Portfolio only.

C: With approval of the Reorganization by shareholders of Strategic Portfolio only.



                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion summarizes some of the investment policies of Investors Fund, together with the primary differences, if any, from those of the Travelers Funds.

INVESTMENT OBJECTIVE

         The primary investment objective of Investors Fund is to seek long-term growth of capital with current income as a secondary objective. Jurika Portfolio shares the same primary objective of long-term growth of capital without seeking income as a secondary objective, and Strategic Portfolio's objective is to target an above-average total return through a combination of potential capital appreciation and dividend income.

MAIN INVESTMENT STRATEGIES

         Investors Fund and each of the Travelers Funds follow certain similar and certain different strategies that should be considered. The following discussion summarizes some of the main strategies pursued by Investors Fund and, as applicable, corresponding strategies of the Travelers Funds.

         Investors Fund retains flexibility in the management of its portfolio without restrictions as to the proportion of assets that may be invested in any class of securities. Investors Fund invests primarily in common stocks of established U.S. companies. Investors Fund may also invest in other equity securities. To a lesser degree, Investors Fund invests in income producing securities such as debt securities. By comparison:

         - Jurika Portfolio normally invests at least 65% of its total assets in the common stock of companies with market capitalizations of $500 million and over that offer current value and significant future growth potential. It is generally expected that at least 80% of Jurika Portfolio's equity holdings will fall within this capitalization range.

         - Strategic Portfolio invests primarily in a portfolio of actively traded, dividend-paying equity securities comprised of high dividend yield stocks periodically selected from the companies included on the Dow Jones Industrial Average and the companies included in a selected subset of the S&P Industrial Index, with such investment approximately equal in value across 25 stocks for one year intervals. Strategic Portfolio generally follows a "buy and hold" strategy, ordinarily not selling securities or reevaluating its portfolio investments except as periodically determined by the sub-adviser.

         Investors Fund may purchase securities of companies located in foreign countries consistent with the investment objectives and policies of the Fund, but not if upon such purchase more than 20% of the Fund's net assets would be so invested. Jurika Portfolio may invest up to 5% of net assets in securities denominated in foreign currencies and up to 25% of its total assets in ADRs, but the Portfolio will limit its investments in any one foreign country to 5% of its total assets. In contrast, Strategic Portfolio does not invest in foreign securities.

         Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 20% of its assets in any one industry and generally purchases marketable securities, primarily those traded on the New York Stock Exchange or other national securities exchanges and issues traded in the over-the-counter market.

         Investors Fund and the Travelers Funds may each also invest up to 15% of the value of its respective total assets in illiquid securities, such as "restricted securities" that are illiquid and securities that are not readily marketable. A fund's holdings of Rule 144A securities that are liquid securities are not subject to the 15% limitation on investments in illiquid securities.

         Investors Fund generally holds a portion of its assets in short-term fixed income securities (governmental obligations or investment-grade debt securities) or cash or cash equivalents. Investors Fund's short-term investments may include repurchase agreements with banks or broker/dealers. Jurika Portfolio may invest in indexed securities (up to 5% of its total assets) and warrants. Mortgaged-backed and asset-backed securities in which Jurika Portfolio may invest may include CMOs and REMICs.

         When management deems it appropriate, consistent with Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. Investors Fund may invest in investment-grade fixed-income securities for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline. Investment-grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. By comparison:

         - Jurika Portfolio may invest up to 35% of its total assets in investment-grade debt securities.

         - Strategic Portfolio does not, as a general policy, invest in debt securities.

         Investors Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's or, if unrated, equivalent quality as determined by its investment manager, comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible debt securities.

INVESTMENT RESTRICTIONS

         Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and with the approval of a majority of the applicable fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (2) more than 50% of the outstanding shares. Except for the investment restrictions set forth below (unless otherwise provided) and Investor Fund's investment objective as described above, the investment objectives of Jurika and Strategic Portfolios and the other policies and percentage limitations referred to in this Combined Prospectus/Proxy Statement are not fundamental policies of the funds and may be changed by vote of the Board of a particular fund without shareholder approval.

=========================================================== =============================================================
                      Investors Fund                                              Travelers Funds
=========================================================== =============================================================
Investors Fund may not purchase the                         The Travelers Funds, with respect to 75% of each Fund's
securities of any issuer if the purchase would cause more   assets, may not purchase a security other than a U.S.
than 5% of its total assets to be invested in the           Government security, if as a result: (1) more than 5% of a
securities of any one issuer (excluding securities issued   Fund's total assets would be invested in the securities of
or guaranteed by the U.S. Government, its agencies or       a single issuer; or (2) a Fund would own more than 10% of
instrumentalities and bank obligations).  Investors Fund    the outstanding voting securities of any single issuer.
may also not hold more than 10% of the voting securities
of an issuer, except that up to 25% of Investors Fund's
total assets may be invested without regard to this
restriction, and Investors Fund may invest all or
substantially all of its total assets in another
registered investment company having substantially the
same investment objectives, policies and restrictions as
those of Investors Fund.

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not borrow money, including entering     Travelers Funds may not borrow money if, as a result,
into reverse repurchase agreements, except for temporary    outstanding borrowings would exceed 1/3 of a Fund's total
or emergency purposes and then not in excess of 10% of      assets.
the value of the Fund's total assets at the time the
borrowing is made.  Short-term credits necessary for
settlement of securities transactions are not considered
borrowings for the purpose of this restriction.  If
Investors Fund borrows in an amount exceeding 5% of total
assets, it may

----------------------------------------------------------- -------------------------------------------------------------

=========================================================== =============================================================
                      Investors Fund                                              Travelers Funds
=========================================================== =============================================================
not purchase additional securities, provided, however,
that Investors Fund may increase its interest in another
registered investment company having substantially the
same investment objective and policies and substantially
the same investment restrictions as those with respect to
Investors Fund while such borrowings are outstanding

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not invest more than 25% of its total    A Travelers Fund may not purchase a security if, as a
assets in the securities of issuers having their            result, more than 25% of the Fund's total assets would be
principal activities in any particular industry, other      invested in the securities of issuers having their
than securities or obligations issued or guaranteed by      principal activities in any particular industry.  There is
the U.S. Government, its agencies or instrumentalities,     no limit on: (1) investments in U.S. Government securities,
or by any state, territory or any possession of the U.S.    in repurchase agreements covering U.S. Government
or any of their authorities, agencies, instrumentalities,   securities, in municipal securities, or in foreign
or political subdivisions, or with respect to repurchase    government securities; or (2) investment in issuers
agreements collateralized by any of such obligations.       domiciled in a single jurisdiction.  To the extend
Provided, however, that Investors Fund may invest all or    permitted by the 1940 Act, a Travelers Fund may invest in
substantially all of its assets in another registered       one or more investment companies; provided that, except to
investment company with substantially the same investment   the extent that it invests in other investment companies
objective, policies, and restrictions as those of           pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund
Investors Fund.                                             treats the assets of the investment companies in which it
                                                            invests as its own for purposes of this policy.

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not underwrite securities of other       The Travelers Funds may not enter into a transaction that
issuers, except to the extent that the purchase of          would deem them "underwriters" (as that term is defined in
investments directly from the issuer thereof or from an     the 1933 Act) of securities issued by other persons except,
underwriter for an issuer and the later disposition of      to the extent that in connection with the disposition of
such securities in accordance with Investors Fund's         its assets, the Travelers Funds may be deemed to be
investment program may be deemed an underwriting.           underwriters.

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not purchase or sell real estate,        The Travelers Funds may not purchase or sell real estate
although it may purchase and sell securities of companies   unless acquired as a result of ownership of securities or
that deal in real estate, may purchase and sell             other instruments (but this shall not prevent the Funds
securities that are secured by interests in real estate,    from investing in securities or other instruments backed by
and may invest in mortgages and mortgage-                   real estate or in securities of
----------------------------------------------------------- -------------------------------------------------------------

=========================================================== =============================================================
                      Investors Fund                                              Travelers Funds
=========================================================== =============================================================
backed securities.                                          companies engaged in the real estate business).

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not purchase or sell commodities or      The Travelers Funds may not purchase or sell physical
commodity contracts except that it may engage in            commodities unless acquired as a result of ownership of
derivative transactions to the extent permitted by its      securities or other instruments (but this shall not prevent
investment policies as stated in its prospectus and         the Funds from purchasing or selling options and futures
statement of additional information.                        contracts and options on futures or from investing in
                                                            securities or other instruments backed by physical
                                                            commodities).

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not make loans, except that Investors    The Travelers Funds may not make loans to other parties if,
Fund: (a) may purchase and hold debt securities in          as a result, more than one third of a Fund's total assets
accordance with its investment objective and policies;      would be loaned to other parties.  For purposes of this
(b) may enter into repurchase agreements with respect to    policy, entering into repurchase agreements, lending
portfolio securities; and (c) may lend portfolio            securities and acquiring any debt security are not deemed
securities with a value not in excess of one-third of the   to be the making of loans.
value of its total assets, provided that collateral
agreements with respect to options, forward currency and
futures transactions will not be deemed to involve loans
of securities.  Delays in settling securities
transactions will not be considered loans.

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not purchase the securities of other     Unlike Investors Fund, the Travelers Funds' policy is
investment companies except as permitted under the 1940     non-fundamental but it permits investing in other
Act or in connection with a merger, consolidation,          investment companies to the extent permitted by the 1940
acquisition or reorganization.                              Act and the rules, regulations and exemptions thereunder.
                                                            While the Travelers Funds currently do not invest in other investment companies, each Fund may alter this policy
                                                            without shareholder approval.

----------------------------------------------------------- -------------------------------------------------------------
Investors Fund may not issue any senior security except     The Travelers Funds may not issue any class of senior
as permitted by the 1940 Act.                               securities except to the extent consistent with the 1940
                                                            Act.
=========================================================== =============================================================

                            PURCHASES AND REDEMPTIONS

         Like the Travelers Funds, shares of Investors Fund are offered continuously, without any sales charge, at prices equal to its net asset value. Both Salomon Series and the Trust sell their shares directly without the use of any underwriter. Shares of Salomon Series are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed is made as soon as possible, but in any event within seven days after receipt of a request for redemption.

         The net asset value of Investors Fund shares is the value of its assets minus its liabilities. Investors Fund calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. Investors Fund calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

         Investors Fund generally values its securities based on market prices or quotations. Investors Fund currency conversions are done when the London stock exchange closes, which is 12:00 p.m. Eastern time. When market prices are not available, or when SBAM believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, Investors Fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by Investors Fund's Board of directors. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by Investors Fund could change on days when an insurance company separate account on a qualified plan cannot buy or redeem shares.

         In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Salomon Series' Investors Fund qualified for its year ended December 31, 2000 as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and Salomon Series intends to so qualify Investors Fund each year. As a result of qualifying as a regulated investment company, Investors Fund will not be subject to federal income tax to the extent that Investors Fund distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in additional shares of Investors Fund at net asset value and are includable in gross income of the separate accounts holding such shares to the extent required by the Code.

         Salomon Series intends to pay out all of Investors Fund's net investment income and net realized capital gains for each year. Investors Fund normally pays dividends and distributes capital gain, if any, annually, with distributions mostly from net capital gains.

         The above is only a general summary of tax implications of investing in Investors Fund. Shareholders and contract owners should consult their tax advisors to see how investing in Investors Fund will affect their own tax situation.

COMPARISON OF ORGANIZATIONAL STRUCTURES

         The Trust is a Massachusetts business trust and is, therefore, governed by its Agreement and Declaration of Trust, as amended from time to time ("Declaration of Trust"), Bylaws, and by Massachusetts law. Salomon Series is a Maryland corporation and is, therefore, governed by its Articles of Incorporation, as amended from time to time ("Articles"), Bylaws and Maryland law. The discussion below summarizes certain differences between the two forms of organization and governing corporate documents. Both Salomon Series and the Trust are, and, following the Reorganization, both Salomon Series and the Trust will continue to be, governed by the 1940 Act.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Declaration of Trust provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the Trust considers the risk of a shareholder's incurring financial loss on account of shareholder liability to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance), and the Trust itself is unable to meet its obligations.

         Under Maryland law, Salomon Series shareholders have no personal liability for Salomon Series' acts or obligations.

SHARES

         The Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may be divided into series and classes. The Declaration of Trust authorizes the issuance of shares in different series, and authorizes the Trust Board, without further shareholder action, to establish and create additional series and to designate the rights and preferences of the shareholders of each of the respective series. Each Trust portfolio is a separate series of the Trust, which may in the future issue multiple classes of shares. Currently none of the Trust portfolios issues multiple classes of shares. Each share of a series of the Trust represents an equal proportionate interest in that series with each other share of that series. The shares of each Trust series participate equally in the earnings, dividends and assets of the particular series. Fractional shares have proportionate rights to full shares. Expenses of the Trust that are not attributable to a specific series are allocated to all the Trust's series in a manner believed by the Trust's management to be fair and equitable. Generally, shares of each series will be voted separately on matters applicable to a series, for example, to approve an investment advisory agreement, but shares of all series vote together on matters applicable to all series to the extent required by the 1940 Act, including the election of trustees and selection of independent accountants. Under Massachusetts law, the Trust is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of the Trust.

         Interests in Salomon Series are represented by transferable shares of common stock, par value $.001 per share. The Articles authorize Salomon Series to issue 10,000,000,000 shares of common stock. The Salomon Board may classify or reclassify any unissued shares of stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Salomon Board further has the power and authority, without shareholder approval, to increase or decrease the number of shares of stock or the number of shares of stock of any class or series that Salomon Series has authority to issue. Currently, the Articles classify 1,000,000,000 shares of common stock as Investors Fund series. Each share of Investors Fund represents an equal proportionate interest in Investors Fund investment portfolio with the other shares of Investors Fund. Each share of Investors Fund is entitled to dividends and distributions out of the assets of Investors Fund, as declared by the Salomon Board in its discretion. Fractional shares have proportionate rights to full shares. Maryland law does not require a registered investment company to hold annual meetings of shareholders in any year in which the election of directors is not required under the 1940 Act, and it is anticipated that annual shareholder meetings will be held only when specifically required by the 1940 Act. There are no conversion or preemptive rights in connection with shares of Investors Fund.

SHAREHOLDER VOTING RIGHTS

         Although the Trust is not required to hold annual shareholder meetings, the Declaration of Trust and the 1940 Act require shareholder meetings to be called for various purposes, such as electing or removing trustees (although trustees may be elected to fill vacancies or be removed by the Trust Board without a vote of shareholders, subject to certain restrictions in the 1940
Act), changing fundamental investment policies and approving or disapproving an investment advisory contract.

        Each director of Salomon Series holds office, unless sooner removed, until his successor is elected and qualified. Any director may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast on the matter at any meeting of the shareholders duly called at which a quorum is present. A quorum for Salomon Series is a majority of the shares entitled to be voted on a matter. A vacancy in Salomon Series Board resulting from the death, resignation, removal, or any other cause may be filled by a vote of a majority of the remaining directors then in office even though such majority is less than a quorum. A vacancy in Salomon Series Board resulting from an increase in the number of directors may be filled by a vote of a majority of the entire Board of Directors. However, under the 1940 Act, no vacancy may be filled by directors unless immediately thereafter at least two-thirds of the directors holding office shall have been elected to such office by the shareholders. Special meetings of shareholders, unless otherwise provided by law or the Articles, for any purpose or purposes may be called by Salomon Series' Chairman of the Board, president or a majority of Salomon
Series Board, and upon the written request of the shareholders holding at least 25% of the shares of Salomon Series outstanding and entitled to vote at such meeting.

LIABILITY OF TRUSTEES AND DIRECTORS

         Under the Declaration of Trust, the trustees are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as trustees and not for errors of judgment or mistakes of fact or law. Under the Declaration of Trust, trustees and officers will be indemnified against liabilities and expenses incurred in connection with the defense or disposition of any proceeding in which they are involved by reason of their position with the Trust, except that they are not indemnified against liabilities or expenses arising from conduct adjudicated to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Trust may also advance money for these expenses, provided that the trustee or officer undertakes to repay the Trust if his conduct is later adjudicated to preclude indemnification and certain other conditions are met.

         Under Maryland law, directors and officers of Salomon Series are not liable to Salomon Series or its stockholders for money damages, except to the extent that (1) it is proved that such person actually received an improper benefit, or (2) a judgment or other final adjudication adverse to such person is entered in a proceeding based on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to cause of action adjudicated. However, a director or officer of Salomon Series is only liable to the extent his actions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the event of any litigation against the directors of officers of Salomon Series, Maryland law permits Salomon Series to indemnify a director or officer for certain expenses only if he acted in good faith and reasonably believed that his conduct was in the best interest of Salomon Series. Maryland law permits Salomon Series to advance expenses to a director or officer if the facts then known do not preclude indemnification based on the foregoing standard and on receipt of an undertaking similar to the undertaking that would be required by the Trust.

The foregoing is only a summary of certain organizational and governing documents, Maryland business corporations law and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of the Trust and copies of the Articles and Bylaws of Salomon Series are available without charge upon written request to that entity.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

         Information about the Travelers Funds is included in the Prospectus dated May 1, 2001, which is incorporated by reference herein. Additional information about the Travelers Funds is also included in the Trust's Statement of Additional Information dated May 1, 2001, which has been filed with the SEC and is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-842-9368. The Trust is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                   ADDITIONAL INFORMATION ABOUT SALOMON SERIES

         Information about Investors Fund is included in the Prospectus dated April 30, 2001, which is incorporated by reference and enclosed herein. Additional information about Investors Fund is also included in Salomon Series' Statement of Additional Information dated April 30, 2001, which has been filed with the SEC and is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-725-6666. Salomon Series is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the SEC's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited financial highlights, financial statements and notes thereto of the Travelers Funds and Investors Fund for the fiscal year ended December 31, 2000 are incorporated by reference herein to the respective annual reports for the Trust and Investors Fund and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and financial highlights for the Travelers Funds and Investors Fund have been incorporated herein by reference in reliance on the reports of KPMG LLP and PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

         The Trust Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the Board's intention that, except where contract owners' Instruction Forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

                                   LITIGATION

         Neither the Trust nor Salomon Series is involved in any litigation that would have any material adverse effect upon either the Travelers Funds or Investors Fund.



                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-842-8573.

                                      * * *

         PLEASE DATE AND SIGN THE ENCLOSED VOTING INSTRUCTIONS FORM AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR INTEREST MAY BE VOTED BY THE TRAVELERS AT THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of July between The Travelers Series Trust, a Massachusetts business trust with its principal place of business at One Tower Square, Hartford, Connecticut 06183 ("the Acquired Trust"), on behalf of its series, Jurika & Voyles Core Equity Portfolio ( "Jurika Portfolio") and Strategic Stock Portfolio ("Strategic Portfolio" and, together with Jurika Portfolio, the "Acquired Funds"), and Salomon Brothers Variable Series Funds Inc, a Maryland corporation with its principal place of business at 7 World Trade Center, New York, New York 10048 (the "Acquiring Company"), on behalf of its series, Salomon Brothers Variable Investors Fund (the "Acquiring Fund," and together with the Acquired Fund, the "Funds"), and, solely for purposes of Section 10.2 below, Citi Asset Management.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to each of the Acquired Funds and the Acquiring Fund, with which the Acquired Funds will reorganize, as provided herein. The reorganization will consist of: (1) the transfer of substantially all of an Acquired Fund's assets to the Acquiring Company, on behalf of the Acquiring Fund, in exchange solely for shares of capital stock (par value $.001 per share) of the Acquiring Fund (the "Acquiring Fund Shares"); (2) the assumption by the Acquiring Company, on behalf of the Acquiring Fund, of all of the Acquired Fund's liabilities; and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of such Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       THE REORGANIZATION

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of each of the Acquired Funds, agrees to transfer to the Acquiring Fund substantially all of an Acquired Fund's assets as set forth in
Section 1.2, and the Acquiring Company, on behalf of the Acquiring Fund, agrees in exchange therefor:

                  (i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the portion of the net value of the assets (such net value computed as set forth in Section 2.1 hereof and referred to as the "Acquired Fund Value") attributable to the Acquired Fund Shares by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in Section 2.2); and

                  (ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3.

Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

         1.2. The assets of the Acquired Funds to be acquired by the Acquiring Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the respective Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 1.4 hereof and the Acquired Fund's rights under this Agreement.

         1.3. The Acquiring Fund shall assume all liabilities of an Acquired Fund, whether accrued or contingent, existing at the Valuation Time as defined in Section 2.1. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

         1.4. On or as soon as practicable prior to the Closing Date, each Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.5.     Immediately after the transfer of its assets provided for in
Section 1.1, each Acquired Fund will distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time as defined in Section 2.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Acquired Fund Shareholders owning Acquired Fund Shares shall receive Acquiring Fund Shares therefor. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of an Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.6. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund's books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

         1.7. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds, or the Acquired Trust on behalf of the Acquired Funds.

         1.8. All books and records of the Acquired Funds, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.       VALUATION

         2.1. The value of the Assets and liabilities of an Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund's then-current prospectus and statement of additional information. An Acquired Fund

Value shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the liabilities of the Acquired Fund as determined as provided herein.

         2.2. The net asset value of Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees or Directors, as the case may be.

3.       CLOSING AND CLOSING DATE

         3.1. The Reorganization Closing contemplated by this Agreement shall be October 26, 2001, or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Salomon Brothers Asset Management Inc, 7 World Trade Center, New York, New York 10048, or at such other place and time as the parties may agree.

         3.2. The Acquired Trust shall furnish to the Acquiring Company a statement of the Acquired Fund's net assets, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by the Acquired Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer).

         3.3. The Acquired Trust shall deliver at the Closing a certificate of an authorized officer of the Acquired Trust certifying that the Acquired Trust has instructed PNC Bank, N.A., ("PNC"), custodian for the Acquired Funds to deliver the Assets of the Acquired Funds to the account PNC maintains as custodian for the Acquiring Fund, prior to or on the Closing Date. The portfolio securities of the Acquired Funds represented by a certificate or other written instrument shall be presented by the Acquired Fund's custodian to PNC for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Funds as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Funds' securities and instruments deposited with a securities depository, as defined in Rules 17f-4, or a futures commission merchant, as defined in Rule 17f-6, each under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquired Funds' custodian. The cash to be transferred by the Acquired Funds shall be transferred and delivered by the Funds as of the Closing Date for the account of the Acquiring Fund.

         3.4. The Acquired Trust shall instruct Citi Fiduciary Trust Company, the transfer agent of the Acquired Funds to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

         3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees or Directors, as the case may be, of the Acquired Trust or the Acquiring Company, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. The Acquired Trust, on behalf of itself and the Acquired Funds, represents and warrants to the Acquiring Company and the Acquiring Fund as follows:

                  (a) The Acquired Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. Each Acquired Fund has been duly established as a series of the Acquired Trust.

                  (b) The Acquired Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust, on behalf of the Acquired Funds, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws.

                  (d) Each Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Trust on behalf of the Acquired Fund will not result, in violation of Massachusetts law or of the Acquired Trust's Agreement and Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust or either of the Acquired Funds is a party or by which any of those entities is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Trust on behalf of the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which an Acquired Fund is a party or by which it is bound.

                  (e) To the Acquired Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquired Fund or any properties or assets held by it. The Acquired Trust knows of no facts that might form the basis for the institution of such proceedings or which would materially and adversely affect its business, or the business of an Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or an Acquired Fund's business or its or an Acquired Fund's ability to consummate the transactions herein contemplated.

                (f) The financial statements of the Acquired Funds at and for the year ended December 31, 2000 were audited by KPMG LLP, independent auditors, and are in accordance with accounting principles generally accepted in the United States of America consistently applied. All of such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Funds as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquired Funds required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

                  (g) Since December 31, 2000, there has not been any material adverse change in an Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of an Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

                  (i) For each taxable year of its operation (including the tax year ending on the Closing Date), each Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under
         Section 852 of the Code. At Closing, each Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date. The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, all without par value, and of one class, divided into 19 series.

                  (j) All issued and outstanding shares of the Acquired Funds (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,
         (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (3) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent, as provided in Section
         3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

                  (k) At the Closing Date, the Acquired Trust, on behalf of the Acquired Funds, will have good and marketable title to the Acquired Fund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Trust, on behalf of the Acquiring

         Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees of the Acquired Trust, and, subject to the approval of the shareholders of the respective Acquired Funds, this Agreement constitutes a valid and binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

                  (m) The information to be furnished by the Acquired Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

                  (n) The current prospectus and statement of additional information of the Acquired Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (o) The combined proxy statement of the Acquired Funds to be included in the Registration Statement referred to in Section 5.6 (the "Proxy Statement"), insofar as it relates to the Acquired Funds, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust for use therein.

         4.2. The Acquiring Company, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Trust and the Acquired Funds as follows:

                  (a) The Acquiring Company is a corporation duly established and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of the Acquiring Company.

                  (b) The Acquiring Company is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund will not result, in violation of Maryland law or of the Acquiring Company's Articles of Incorporation or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

                  (e) To the Acquiring Company's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund's business or its or the Acquiring Fund's ability to consummate the transactions herein contemplated.

                  (f) The financial statements of the Acquiring Fund at and for the year ended December 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied. All such statements (copies of which have been furnished to the Acquired Funds) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

                  (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

                  (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to do so for the taxable year including the Closing Date.

                  (j) All issued and outstanding shares of the Acquiring Fund (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (k) At the Closing Date, the Acquiring Company, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Company, on behalf of the Acquired Funds, has received notice at or prior to the Closing.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Acquiring Company, and this Agreement constitutes a valid and binding obligation of the Acquiring Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

                  (m) The information to be furnished by the Acquiring Company for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

                  (n) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (o) The Proxy Statement, insofar as it relates to the Acquiring Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Trust for use therein.

5.       COVENANTS

         5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that
(a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

         5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to an Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

         5.3. The Acquired Trust and each of the Acquired Funds covenant to call a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than October 24, 2001 (or such other date as the parties may agree to in writing).

         5.4. The Acquired Trust and each Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquiring Company will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, and the Acquired Trust will file the Proxy Statement contained therein, in connection with the meeting of shareholders of the Acquired Funds to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The Acquired Trust and the Acquired Funds will provide the Acquiring Company with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

         5.7. Each of the Acquired Trust and the Acquired Funds covenants that it will, from time to time, as and when reasonably requested by the Acquiring Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Company's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

         5.8. Each of the Acquiring Company and the Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm the Acquired Trust's title to and possession of all Acquiring

Fund Shares to be transferred to the Acquired Funds pursuant to this Agreement and (ii) assume the assumed liabilities of the Acquired Funds.

         5.9. The Acquired Trust, the Acquiring Trust and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

         5.10. As soon as reasonably practicable after the Closing, each Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.11. Each of the Acquiring Fund and the Acquired Funds shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED TRUST

         The obligations of the Acquired Trust and the Acquired Funds to consummate the transactions provided for herein shall be subject, at the Acquired Trust's election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Company, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Company or the Acquiring Fund, the Acquired Trust or an Acquired Fund, or the advisers, trustees, directors or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquired Trust or an Acquired Fund, or the Acquiring Company or the Acquiring Fund, that any of such persons reasonably believes might result in such litigation.

         6.2. The Acquiring Company shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company and the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Trust shall reasonably request.

         6.3. The Acquired Trust shall have received on the Closing Date an opinion of Simpson, Thacher & Bartlett, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

                  (a) the Acquiring Company is existing under the laws of the State of Maryland as a corporation with transferable shares of capital stock, and the Acquiring Fund has been duly designated as a series of the Acquiring Company;

                  (b) the Acquiring Company, with respect to the Acquiring Fund, has the power as a Maryland corporation to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Company's registration statement under the 1940 Act;

                  (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Company, and constitutes a valid and legally binding obligation of the Acquiring Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

                  (d) the execution and delivery of the Agreement did not, and the exchange of an Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company's Articles of Incorporation or By-laws; and

                  (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Company under the Federal laws of the United States or the laws of the State of Maryland for the exchange of an Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquired Trust, its Trustees and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Trust may reasonably request.

         6.4. The Acquiring Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

         6.5. The Acquiring Company, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the Acquired Trust pursuant to which the Acquiring Company, on behalf of the Acquiring Fund, will assume all of the liabilities of the Acquired Fund existing at the Valuation Time.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY

         The obligations of the Acquiring Company and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Company's election, to the performance by the Acquired Trust and the Acquired Funds of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1. All representations and warranties of the Acquired Trust, on behalf of itself and the Acquired Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquired Trust or the Acquired Funds, the Acquiring Company or the Acquiring Fund or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement, and (ii) no facts known to the Acquiring Company or the Acquiring Fund, or the Acquired Trust or the Acquired Funds, which any of such persons reasonably believes might result in such litigation.

         7.2. The Acquired Trust shall have delivered to the Acquiring Company the statements of net assets described in Section 3.2.

         7.3. The Acquired Trust shall have delivered to the Acquiring Company on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Funds made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Company shall reasonably request.

         7.4. The Acquiring Company shall have received on the Closing Date an opinion of Sutherland Asbill & Brennan LLP, in a form reasonably satisfactory to the Acquiring Company, and dated as of the Closing Date, to the effect that:

                  (a) the Acquired Trust is existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust and each Acquired Fund has been duly designated as a series of the Acquired Trust;

                  (b) the Acquired Trust, with respect to the Acquired Funds, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act;

                  (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, and constitutes a valid and legally binding obligation of the Acquired Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

                  (d) the execution and delivery of the Agreement did not, and the exchange of an Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust or By-laws; and

                  (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of an Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Acquiring Company, its Directors and its officers, and counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Company may reasonably request.

         7.5. The Acquired Trust and the Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.       FURTHER CONDITIONS PRECEDENT

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to each Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the Reorganization.

         8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite two-thirds vote of the holders of the outstanding shares of an Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Company and the Acquiring Fund or the Acquired Trust and the Acquired Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or an Acquired Fund.

         8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. The parties shall have received an opinion of Sutherland Asbill & Brennan LLP addressed to the Acquired Trust, the Acquired Funds, the Acquiring Company and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the Acquiring Fund and the Acquired funds will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) each Acquired Fund will not recognize any gain or loss as a result of such transaction; (iii) the Acquiring Fund will not recognize any gain or loss as a result of such transaction; (iv) each Acquired Fund's shareholders will not recognize any gain or loss on the distribution of Acquiring Fund shares in exchange for their Acquired Fund shares; (v) the aggregate tax-basis of shares of the Acquiring Fund received by a shareholder of the Acquired Funds will be the same as the aggregate tax-basis of such shareholder's Acquired Fund shares immediately prior to the Reorganization; (vi) the tax-basis of the Acquiring Fund in the assets of the Acquired Fund received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Acquired Fund immediately before such transaction; (vii) an Acquired Fund shareholder's holding period for Acquiring Fund shares will be determined by including the period for which such Acquired Fund shareholder held the Acquired Fund shares exchanged, provided that the shareholder held such shares in the Acquired Fund as a capital asset; and (viii) the Acquiring Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Acquired Fund.

The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

9.       INDEMNIFICATION

         9.1. The Acquiring Company agrees to indemnify and hold harmless the Acquired Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Company or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2. The Acquired Trust agrees to indemnify and hold harmless the Acquiring Company, its Directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust or an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      FEES AND EXPENSES

         10.1. The Acquiring Company and the Acquired Trust each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2. Expenses of the Reorganization will be borne by [Citi Asset Management].

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2     Except as specified in the next sentence set forth in this
Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

         The covenants to be performed after the Closing and the obligations of each of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties,
(ii) by either party if the Closing shall not have occurred on or before October 26, 2001, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this

Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Company; provided, however, that following the meeting of shareholders of an Acquired Fund called by the Acquired Trust pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Trust, c/o The Travelers Variable Pruducts, attn. Ernest J. Wright, Esq., Law Department, One Tower Square, Hartford, Connecticut 06183, with a copy to Stephen E. Roth, Esq., Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue NW, Washington, DC 20004, or to the Acquiring Company, c/o Variable, 7 World Trade Center, New York, New York 10048, with a copy to Sarah E Cogan, Esq., Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017-3954, or to any other address that the Acquired Trust or the Acquiring Company shall have last designated by notice to the other party.

15.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this Section is intended to limit the rights of shareholders of the Acquired Trust to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

         15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         15.5. The Acquired Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of the Acquired Trust entered into in the name or on behalf of the Acquired Trust by any of its trustees, officers, employees or agents are not made individually, but in such capacities, that the Acquired Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquired Fund and not any trustee, officer, employee, agent or shareholder individually, and that any liability of the Acquired Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

         15.6. The Acquiring Company is a corporation organized under Maryland law and under an Articles of Incorporation, to which reference is hereby made and a copy of which, with amendments and supplements, is on file with the Secretary of the State of Maryland and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of the Acquiring Company entered into in the name or on behalf of the Acquiring Company by any of its directors, officers, employees or agents are not made individually, but in such capacities, that the Acquiring Company's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquiring Fund and not any director, officer, employee, agent or shareholder individually, and that any liability of the Acquiring Company under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

                               [Signatures follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                      The Travelers Series Trust


                             By:
                                ------------------------------------------------
                                Name:
                                Title:

Attest:                      Salomon Brothers Variable Series Funds Inc


                             By:
                                ------------------------------------------------
                                Name:
                                Title:


Solely for purposes of Section 10.2:

Citi Asset Management]


By:
   ---------------------------------
   Name:
   Title:

APPENDIX B - Investors Fund Prospectus.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                               September 7, 2001


------------------------------------------------------------ ---------------------------------------------------------
                THE TRAVELERS SERIES TRUST                                   SALOMON BROTHERS VARIABLE
           JURIKA & VOYLES CORE EQUITY PORTFOLIO                                  SERIES FUNDS INC
                 STRATEGIC STOCK PORTFOLIO                           SALOMON BROTHERS VARIABLE INVESTORS FUND
                     ONE TOWER SQUARE                                          7 WORLD TRADE CENTER
                HARTFORD, CONNECTICUT 06183                                  NEW YORK, NEW YORK 10048
                      (800) 842-9368                                              (800) 725-6666
------------------------------------------------------------ ---------------------------------------------------------

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated September 7, 2001 for the Special Meeting of Shareholders of Jurika & Voyles Core Equity Portfolio and Strategic Stock Portfolio (the "Travelers Funds"), each a series of The Travelers Series Trust (the "Trust"), to be held on October 24, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling 1-800-842-9368.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

         Further information about Investors Fund is contained in Salomon Series' Statement of Additional Information dated April 30, 2001, which is incorporated herein by reference.

                       STATEMENT OF ADDITIONAL INFORMATION

                                Table of Contents

GENERAL INFORMATION.......................................................................................2
FINANCIAL STATEMENTS......................................................................................3

                               GENERAL INFORMATION

         The Shareholders of the Travelers Funds are being asked to consider and vote on one proposal with respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of July 27, 2001 by and between the Trust, on behalf of each of the Travelers Funds, and Salomon Series, on behalf of Investors Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of each of the Travelers Funds to Investors Fund in exchange for shares issued by Salomon Series in Investors Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Travelers Funds that are outstanding immediately before the Reorganization takes effect.

         A Special Meeting of shareholders of the Travelers Funds to consider the proposal and the related transaction will be held at One Tower Square, Hartford, Connecticut 06138 on October 24, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto of Investors Fund contained in its Annual Report to Shareholders, dated December 31, 2000, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in Investors Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Report and are also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

         The audited financial statements and notes thereto of the Travelers Funds contained in their Annual Reports to Shareholders dated December 31, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in each of the Travelers Funds' Annual Report to Shareholders have been audited by KPMG LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

                                Salomon Brothers
                            VARIABLE SERIES FUNDS INC


                                   PROSPECTUS


                                  Capital Fund
                                 Investors Fund
                              Small Cap Growth Fund
                                Total Return Fund
                              High Yield Bond Fund
                               Strategic Bond Fund


                                 April 30, 2001


                                Salomon Brothers
                                Asset Management

     The funds' investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

  Shares of each fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

CONTENTS

Salomon Brothers Variable Series Funds Inc consists of 6 separate investment funds, each with its own investment objective and policies. Each fund offers different levels of potential return and involves different levels of risk.

              Fund goals, strategies and risks:
                  Capital Fund............................................    4
                  Investors Fund..........................................    6
                  Small Cap Growth Fund...................................    8
                  Total Return Fund.......................................   10
                  High Yield Bond Fund....................................   13
                  Strategic Bond Fund.....................................   15

              More on the funds' investments..............................   18

              Management..................................................   23

              Share transactions..........................................   25

              Dividends, distributions and taxes..........................   26

              Financial highlights........................................   27



                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                                 ABOUT THE FUNDS

             Equity Funds                         Fixed Income Funds
             ------------                         ------------------
             Capital Fund                         High Yield Bond Fund
             Investors Fund                       Strategic Bond Fund
             Small Cap Growth Fund
             Total Return Fund


                             ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 3

 CAPITAL FUND



 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.

--------------------------------------------------------------------------------

 KEY INVESTMENTS         The fund invests primarily in equity securities of U.S.
                         companies. These companies may range in size from
                         established large capitalization (over $5 billion in
                         market capitalization) companies to small
                         capitalization (less than $1 billion in market
                         capitalization) companies at the beginning of their
                         life cycles.

--------------------------------------------------------------------------------

 HOW THE                 The manager emphasizes individual security selection
 MANAGER                 while diversifying the fund's investments across
 SELECTS THE             industries, which may help to reduce risk. The manager
 FUND'S                  seeks to identify those companies which offer the
 INVESTMENTS             greatest potential for capital appreciation through
                         careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes.

                         In selecting individual companies for investment, the manager looks for the following:

                         Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.

                         Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.

                         Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.

--------------------------------------------------------------------------------

 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                         The U.S. stock market declines.

 Investing in            An adverse event, such as negative press reports about
 small                   a company in the fund's portfolio, depresses the value
 capitalization          of the company's stock.
 companies
 involves a              The manager's judgment about the attractiveness,
 substantial risk        relative value or potential appreciation of a
 of loss.                particular sector or security proves to be incorrect.

                         Greater volatility of share price because of the fund's ability to invest in small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

                             Be more sensitive to changes in earnings results and investor expectations. Have more limited product lines, capital resources and management depth.

                             Experience sharper swings in market values. Be harder to sell at the times and prices the manager believes appropriate.

                             Offer greater potential for gain and loss.

                         The fund is not diversified as defined by the Investment Company Act of 1940, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help to reduce this risk.


                 Salomon Brothers Variable Series Funds Inc - 4

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:

 15.11% in 2nd quarter 1999;
 Lowest:  - 4.89% in 3rd quarter 1999

        % Total Return
     22.08           18.24

      99               00

Calendar year ended December 31


                                                         TOTAL RETURN

                                                         The bar chart shows the
                                                         performance of the fund
                                                         for each of the
                                                         calendar years
                                                         indicated.

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                       Inception Date        1 Year             Since Inception
 Fund                     2/17/98            18.24%                  20.44%

 Russell 3000 Index       2/17/98            -7.46%                  10.18%


                                                      COMPARATIVE PERFORMANCE

                                                      The table indicates the
                                                      risk of investing in the
                                                      fund by comparing the
                                                      average annual total
                                                      return for the periods
                                                      shown to that of Russell
                                                      3000 Index, a broad-based
                                                      unmanaged capitalization
                                                      weighted index of large
                                                      capitalized companies.
--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                       0.85%

         Distribution and service (12b-1) fees                  None

         Other expenses                                        0.42%

         Total annual fund operating expenses                  1.27%

                                                      FEES AND EXPENSES

                                                      This table sets forth the
                                                      fees and expenses you will
                                                      pay if you invest in
                                                      shares of the fund.
                                                      Because the manager waived
                                                      all of its management fee
                                                      and reimbursed the fund
                                                      for certain expenses
                                                      during the period ended
                                                      December 31, 2000, the
                                                      actual total operating
                                                      expenses for the fund
                                                      were:

                                                      1.00% The manager may
                                                      discontinue this waiver at
                                                      any time.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                        $129     $403      $697       $1,534

 The example assumes:    You invest $10,000 for the period shown

                         You reinvest all distributions and dividends without a sales charge

                         The fund's operating expenses remain the same

                         Your investment has a 5% return each year

                         Redemption of your shares at the end of the period


                                                      This example helps you
                                                      compare the cost of
                                                      investing in the fund with
                                                      other mutual funds. Your
                                                      actual cost may be higher
                                                      or lower.

                 Salomon Brothers Variable Series Funds Inc - 5

 INVESTORS FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a
                         secondary objective.

--------------------------------------------------------------------------------

 KEY INVESTMENTS         The fund invests primarily in common stocks of
                         established U.S. companies. The fund may also invest in
                         other equity securities. To a lesser degree, the fund
                         invests in income producing securities such as debt
                         securities.

--------------------------------------------------------------------------------

 HOW THE                 The manager emphasizes individual security selection
 MANAGER                 while diversifying the fund's investments across
 SELECTS THE             industries, which may help to reduce risk. The manager
 FUND'S                  focuses on established large capitalization companies
 INVESTMENTS             (over $5 billion in market capitalization), seeking to
                         identify those companies with solid growth potential at
                         reasonable values. The manager employs fundamental
                         analysis to analyze each company in detail, ranking its
                         management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                         Long-term history of performance.

                         Competitive market position.

                         Competitive products and services.

                         Strong cash flow.

                         High return on equity.

                         Strong financial condition.

                         Experienced and effective management.

                         Global scope.

--------------------------------------------------------------------------------

 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                         U.S. stock markets decline.

                         An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.

                         Large capitalization stocks fall out of favor with investors.

                         The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

                 Salomon Brothers Variable Series Funds Inc - 6

 PERFORMANCE                                            TOTAL RETURN
 The bar chart indicates the risks of                   The bar chart shows the
 investing in the fund by showing                       performance of the fund
 changes in the fund's performance                      for each of the calendar
 from year to year. Past performance                    years indicated.
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest: 13.09%
 in 2nd quarter 1999; Lowest:  -9.76%
 in 3rd quarter 1999

        % Total Return
     11.65           15.24

      99               00

Calendar year ended December 31

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                       Inception Date           1 Year           Since Inception
 Fund                      2/17/98              15.24%               13.07%

 S&P 500 Index             2/17/98              -9.10%               10.74%

                                                      COMPARATIVE PERFORMANCE

                                                      This table indicates the
                                                      risk of investing in the
                                                      fund by comparing the
                                                      average annual total
                                                      return for the periods
                                                      shown to that of the
                                                      Standard & Poor's 500
                                                      Index ('S&P 500 Index') a
                                                      broad-based unmanaged
                                                      index of widely held
                                                      common stock.

--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                       0.70%

         Distribution and service (12b-1) fees                  None

         Other expenses                                        0.21%

         Total annual fund operating expenses                  0.91%


                                                      FEES AND EXPENSES

                                                      This table sets forth the
                                                      fees and expenses you will
                                                      pay if you invest in
                                                      shares of the fund.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                        $ 93     $290      $504       $1,120

 The example assumes:    You invest $10,000 for the period shown

                         You reinvest all distributions and dividends without a sales charge

                         The fund's operating expenses remain the same

                         Your investment has a 5% return each year

                         Redemption of your shares at the end of the period


                                                      This example helps you
                                                      compare the cost of
                                                      investing in the fund with
                                                      other mutual funds. Your
                                                      actual cost may be higher
                                                      or lower.

                 Salomon Brothers Variable Series Funds Inc - 7

 SMALL CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE

--------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in equity securities of
 INVESTMENT              companies with market capitalizations at the time of
 STRATEGY                purchase similar to that of the companies included in
                         the Russell 2000 Growth Index. The Russell 2000 Growth
                         Index includes companies with market capitalizations
                         below the top 1000 stocks of the equity market. The
                         Index is reconstituted annually, each June 30. As of
                         June 30, 2000, the date of the most recent Index
                         reconstitution, the market capitalization of companies
                         included in the Russell 2000 Growth Index ranged from
                         $75 million to $3.85 billion.

--------------------------------------------------------------------------------

 HOW THE                 The manager emphasizes companies which it believes have
 MANAGER                 favorable growth prospects and potential for
 SELECTS THE             significant capital appreciation. In selecting
 FUND'S                  individual companies for investment, the manager looks
 INVESTMENTS             for:

                         Companies that either occupy a dominant position in an emerging industry or a growing market share in larger, fragmented industries.

                         Favorable sales and/or earnings growth trends.
                         High or improving return on capital.
                         Strong financial condition.
                         Experienced and effective management.

--------------------------------------------------------------------------------

PRINCIPAL                While investing in equity securities historically has
RISKS OF                 produced greater average returns than investing in
INVESTING IN             fixed income securities, small cap securities may also
THE FUND                 involve added risks. Investors can lose money on their
                         investment in the fund, or the fund may not perform as
                         well as other investments, if any of the following
                         occurs:

                         Small capitalization stocks fall out of favor with investors.

Investing in             Recession or adverse economic trends adversely affect
small                    the earnings or financial condition of small companies.
capitalization
companies                The manager's judgment about the attractiveness, growth
involves a               prospects or potential appreciation of the fund's
substantial risk         investments proves to be incorrect.
of loss
                         Greater volatility of share price because of the fund's
                         focus on small cap companies. Compared to large cap
                         companies, small cap companies and the market for their
                         equity securities are more likely to:

                           Be more sensitive to changes in earnings results and investor expectations.

                           Have more limited product lines, capital resources and management depth.

                           Experience sharper swings in market values.

                           Be harder to sell at the times and prices the manager believes appropriate.

                           Offer greater potential for gain and loss.

                         Growth securities typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                 Salomon Brothers Variable Series Funds Inc - 8

 PERFORMANCE                                             TOTAL RETURN
 The bar chart indicates the risks of                    The bar chart shows the
 investing in the fund by showing the                    performance of the fund
 fund's performance for the last                         for the calendar year
 calendar year. Past performance does                    indicated.
 not necessarily indicate how the
 fund will perform in the future.

 QUARTERLY RETURNS: Highest: 21.71%
 in 1st quarter 2000; Lowest:  -7.05%
 in 4th quarter 2000


        % Total Return

             16.73

               00

Calendar year ended December 31







--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                               Inception Date           1 Year           Since Inception
 Fund                              11/8/99              16.73%               35.78%

 Russell 2000 Growth Index         11/8/99             -22.43%               -4.04%

 Russell 2000 Index                11/8/99              -3.02%               -8.79%

                                                      COMPARATIVE
                                                      PERFORMANCE

                                                      The table indicates the
                                                      risk of investing in the
                                                      fund by comparing the
                                                      average annual total
                                                      return for the periods
                                                      shown to that of the
                                                      Russell 2000 Growth Index,
                                                      an index which measures
                                                      the performance of those
                                                      Russell 2000 Index
                                                      companies with higher
                                                      price-to-book ratios and
                                                      higher forecasted growth
                                                      rates and the Russell 2000
                                                      Index, an index which
                                                      includes companies with
                                                      market capitalizations
                                                      below the top 1,000 of
                                                      stocks of the equity
                                                      markets.



 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                  None

 Maximum deferred sales charge on redemptions       None

-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                           0.75%

         Distribution and service (12b-1) fee       None

         Other expenses                            1.77%

         Total Annual fund operating expenses      2.52%


                                                      FEES AND EXPENSES

                                                      This table sets forth the
                                                      fees and expenses you will
                                                      pay if you invest in
                                                      shares of the fund.
                                                      Because the manager
                                                      voluntarily agreed to
                                                      waive its management fee
                                                      and reimburse certain
                                                      expenses for the fiscal
                                                      year ended December 31,
                                                      2000, the actual total
                                                      operating expenses for the
                                                      fund were:

                                                      1.50%

                                                      The manager may
                                                      discontinue this waiver at
                                                      any time.

--------------------------------------------------------------------------------

EXAMPLE

NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be                       $255     $  785    $1,340     $2,872

 The example assumes:    You invest $10,000 for the period shown

                         You reinvest all distributions and dividends without a sales charge

                         The fund's operating expenses remain the same

                         Your investment has a 5% return each year

                         Redemption of your shares at the end of the period


                                                      This example helps you
                                                      compare the cost of
                                                      investing in the fund with
                                                      other mutual funds. Your
                                                      actual cost may be higher
                                                      or lower.

                Salomon Brothers Variable Series Funds Inc - 9

 TOTAL RETURN FUND

 INVESTMENT              The fund seeks to obtain above-average income (compared
 OBJECTIVE               to a portfolio entirely invested in equity securities).
                         The fund's secondary objective is to take advantage of
                         opportunities to achieve growth of capital and income.

--------------------------------------------------------------------------------

 KEY INVESTMENTS         The fund invests in a broad range of equity and fixed
                         income securities of both U.S. and foreign issuers. The
                         fund varies its allocations between equity and fixed
                         income securities depending on the manager's view of
                         economic and market conditions, fiscal and monetary
                         policy and security values. However, under normal
                         market conditions at least 40% of the fund's assets are
                         allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in fixed-income securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed income securities rated below investment grade by a recognized rating agency, or in unrated securities of equivalent quality. Securities rated below investment grade are commonly referred to as 'junk bonds.'

                         MATURITY: The fund's investments in fixed-income securities may be of any maturity.

--------------------------------------------------------------------------------

 HOW THE                 In selecting stocks for investment, the manager applies
 MANAGER                 a bottom-up analysis, focusing on companies with:
 SELECTS THE
 FUND'S                  Large market capitalizations.
 INVESTMENTS
                         Favorable dividend yields and price to earnings ratios.
                         Stocks that are less volatile than the market as a
                         whole.

                         Strong balance sheets.

                         A catalyst for appreciation and restructuring potential, product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, Federal Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager determines the preferable portfolio characteristics, the manager selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an issuer's:

                         Credit quality taking into account financial condition and profitability.

                         Future capital needs.

                         Potential for change in rating and industry outlook.

                         The competitive environment and management ability.

                Salomon Brothers Variable Series Funds Inc - 10

 PRINCIPAL RISKS         While investing in a mix of equity and debt securities
 INVESTING IN            can OF bring added benefits, it may also involve
 THE FUND                additional risks. Investors could lose money in the
                         fund or the fund's performance could fall below other possible investments if any of the following occurs:

                         U.S. stock markets decline.

                         An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.

                         Large capitalization stocks fall out of favor with investors.

                         The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or security proves to be incorrect.

                         The fund also has risks associated with investing in bonds. The fund could underperform other investments if:

                         Interest rates go up, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.

                         The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded.

                         During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This market effect may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This market effect is known as extension risk.

--------------------------------------------------------------------------------

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 4.31% in 2nd quarter 1999;
 Lowest:  -4.77% in 3rd quarter 1999

        % Total Return
     0.78             7.90

      99               00

Calendar year ended December 31

                                                      TOTAL RETURN

                                                      The bar chart shows the
                                                      performance of the fund
                                                      for each of the calendar
                                                      years indicated.

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                       Inception Date         1 Year             Since Inception
 Fund                      2/17/98             7.90%                  5.02%

 S&P 500                   2/17/98            -9.10%                 10.74%

 SSB Big Index             2/17/98            11.59%                  6.01%


                                                      COMPARATIVE PERFORMANCE

                                                      The table indicates the
                                                      risk of investing in the
                                                      fund by comparing the
                                                      average annual total
                                                      return for the periods
                                                      shown to that of the
                                                      Standard & Poor's Index
                                                      (S&P 500 Index), a broad
                                                      based unmanaged index of
                                                      widely held common stocks
                                                      and the Salomon Smith
                                                      Barney Broad Investment
                                                      Grade Bond Index ('SSB Big
                                                      Index'), a broad-based
                                                      unmanaged index of
                                                      corporate bonds.

                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                                None

 Maximum deferred sales charge on redemptions                     None

 AVERAGE FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                         0.80%

         Distribution and service (12b-1) fees                    None

         Other expenses                                          0.54%

         Total annual fund operating expenses                    1.34%

                                                      FEES AND EXPENSES

                                                      This table sets forth the
                                                      fees and expenses you will
                                                      pay if you invest in
                                                      shares of the fund.
                                                      Because the manager waived
                                                      all of its management fee
                                                      and reimbursed the fund
                                                      for certain expenses
                                                      during the period ended
                                                      December 31, 2000, the
                                                      actual total operating
                                                      expenses for the fund
                                                      were:

                                                      1.00%

                                                      The manager may
                                                      discontinue this waiver at
                                                      any time.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES    1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be                     $136      $425      $734       $1,613

 The example assumes:    You invest $10,000 for the period shown

                         You reinvest all distributions and dividends without a sales charge

                         The fund's operating expenses remain the same

                         Your investment has a 5% return each year

                         Redemption of your shares at the end of the period


                                                      This example helps you
                                                      compare the cost of
                                                      investing in the fund with
                                                      other mutual funds. Your
                                                      actual cost may be higher
                                                      or lower.

                Salomon Brothers Variable Series Funds Inc - 12

 HIGH YIELD BOND FUND


 INVESTMENT              The fund seeks to maximize current income. As a
 OBJECTIVE               secondary objective, the fund seeks capital
                         appreciation.

--------------------------------------------------------------------------------

 KEY INVESTMENTS         The fund invests primarily in high yield fixed income
                         securities issued by U.S. and foreign corporations and
                         foreign governments and their agencies and
                         instrumentalities. The fund will limit its investments
                         in emerging market governmental issuers to 35% of its
                         assets.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may invest in individual securities of any maturity.

--------------------------------------------------------------------------------

 HOW THE MANAGER         Individual security selection is driven by the
 SELECTS THE FUND'S      manager's economic view, industry outlook and rigorous
 INVESTMENTS             credit analysis. The manager then selects those
                         individual securities that appear to be most
                         undervalued and to offer the highest potential returns
                         relative to the amount of credit, interest rate,
                         liquidity and other risk presented by these securities.
                         The manager allocates the fund's investments across a
                         broad range of issuers and industries, which can help
                         to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                         The strength of the issuer's financial resources.

                         The issuer's sensitivity to economic conditions and trends.

                         The issuer's operating history.

                         Experience and track record of issuer's management or political leadership.

--------------------------------------------------------------------------------

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the
 INVESTING IN THE FUND   fund, or the fund may not perform as well as other
                         investments, if any, of the following occurs:

 Investments in high     The issuer of a security owned by the fund defaults on
 yield securities        its obligation to pay principal and/or interest or has
 involve a substantial   its credit rating downgraded.
 risk of loss
                         Interest rates increase, causing the prices of fixed
                         income securities to decline and reducing the value of
                         the fund's portfolio.

                         The manager's judgment about the attractiveness, relative value or credit quality of a particular security proves to be incorrect.

                         High yield securities are considered speculative and, compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following risks:

                         Increased price sensitivity to changing interest rates and to adverse economic and business developments.
                         Greater risk of loss due to default or declining credit quality.

                         Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments. Negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities.

                         Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S.
                         issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                         Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                Salomon Brothers Variable Series Funds Inc - 13

                         Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                         Economic, political and social developments significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers.


 PERFORMANCE

 The bar chart indicates
 the risks of investing in
 the fund by showing
 changes in the fund's
 performance from year to
 year. Past performance
 does not necessarily
 indicate how the fund will
 perform in the future.

 QUARTERLY RETURNS: Highest:
 3.79% in 4th quarter 1999;
 Lowest:  -1.73% in 4th
 quarter 2000

        % Total Return
     5.52            -0.02

      99               00

Calendar year ended December 31

                                                      TOTAL RETURN

                                                      The bar chart shows the
                                                      performance of the fund
                                                      for each of the calendar
                                                      years indicated.

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                   Inception Date         1 Year          Since Inception
 Fund                  5/1/98             -0.02%              2.08%

 SSB Index             5/1/98             -5.68%             -1.89%

                                                      COMPARATIVE PERFORMANCE

                                                      The table indicates the
                                                      risk of investing in the
                                                      fund by comparing the
                                                      average annual total
                                                      return for the periods
                                                      shown to that of the
                                                      Salomon Smith Barney
                                                      High-Yield Market Index,
                                                      ('SSB Index') a
                                                      broad-based unmanaged
                                                      index of high yield
                                                      securities.

--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDERS FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

 AVERAGE FUND OPERATING EXPENSE (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                       0.75%

         Distribution and service (12b-1) fees                  None

         Other expenses                                        1.03%

         Total annual fund operating expenses                  1.78%


                                                      FEES AND EXPENSES

                                                      This table sets forth the
                                                      fees and expenses you will
                                                      pay if you invest in
                                                      shares of the fund.
                                                      Because the manager waived
                                                      all of its management fee
                                                      and reimbursed the fund
                                                      for certain expenses
                                                      during the period ended
                                                      December 31, 2000, the
                                                      actual total operating
                                                      expenses for the fund
                                                      were:

                                                      1.00%

                                                      The manager may
                                                      discontinue this waiver at
                                                      any time.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                        $181     $560      $964      $2,099

 The example assumes:    You invest $10,000 for the period shown

                         You reinvest all distributions and dividends without a sales charge

                         The fund's operating expenses remain the same

                         Your investment has a 5% return each year

                         Redemption of your shares at the end of the period


                                                      This example helps you
                                                      compare the cost of
                                                      investing in the fund with
                                                      other mutual funds. Your
                                                      actual cost may be higher
                                                      or lower.

                Salomon Brothers Variable Series Funds Inc - 14

 STRATEGIC BOND FUND


 INVESTMENT              The fund seeks a high level of current income. As a
 OBJECTIVE               secondary objective, the fund seeks capital
                         appreciation.

--------------------------------------------------------------------------------

 KEY INVESTMENTS         The fund invests primarily in a globally diverse
                         portfolio of fixed income securities. The manager has
                         broad discretion to allocate the fund's assets among
                         the following segments of the international market for
                         fixed income securities:


                         U.S. government obligations           Mortgage and asset-backed securities
                         Investment and non-investment grade   Investment and non-investment grade
                         U.S. and foreign corporate debt       sovereign debt, including issuers
                                                               in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund's assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds'.

                         MATURITY: The fund has no specific average portfolio maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual securities of any maturity.

--------------------------------------------------------------------------------

 HOW THE                 The manager uses a combination of quantitative models
 MANAGER                 which seek to measure the relative risks and
 SELECTS THE             opportunities of each market segment based upon
 FUND'S                  economic, market, political,currency and technical data
 INVESTMENTS             and its own assessment of economic and market
                         conditions to create an optimal risk/return allocation
                         of the fund's assets among various segments of the
                         fixed income market. After the manager makes its sector
                         allocations, the manager uses traditional credit
                         analysis to identify individual securities for the
                         fund's portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:

                         Financial condition.

                         Sensitivity to economic conditions and trends.

                         Operating history.

                         Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the following factors:

                         Economic and political conditions within the issuer's country.

                         Overall and external debt levels and debt service ratios.

                         Access to capital markets.

                         Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

                         Yield curve shifts.

                         Credit quality.

                         Changing prepayment patterns.

                Salomon Brothers Variable Series Funds Inc - 15

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the
 INVESTING IN THE FUND   fund, or the fund may not perform as well as other
                         investments, if any of the following occurs:

 Investment in high      Interest rates go up, causing the prices of fixed
 yield securities        income securities to decline and reducing the value of
 involve a substantial   the fund's investments.
 risk of loss.

                         The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.

                         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                         During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.
                         This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                         The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the fund may have especially volatile prices and may have a disproportionate effect on the fund's share price.

                         High yield securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the fund is subject to increased price sensitivity to changing interest rates and a greater risk of loss due to default or declining credit quality. Also, negative market sentiment towards high yield securities could depress the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

                         Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S.
                         issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                         Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                         Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                         The U.S. dollar may appreciate against non-U.S.
                         currencies or a foreign government may impose restrictions on currency conversion or trading.

                         The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                         Economic, political and social developments significantly disrupt the financial markets.

                         Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

                Salomon Brothers Variable Series Funds Inc - 16

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 2.42% in 3rd quarter 2000;
 Lowest:  -0.50% in 3rd quarter 1999

        % Total Return
      0.37            7.30

      99               00

Calendar year ended December 31

                                                      TOTAL RETURN

                                                      The bar chart shows the
                                                      performance of the fund
                                                      for each of the calendar
                                                      years indicated.

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                        Inception Date         1 Year          Since Inception
 Fund                       2/17/98             7.30%               4.79%

 SSB Big Index              2/17/98            11.59%               6.01%

                                                      COMPARATIVE PERFORMANCE

                                                      The table indicates the
                                                      risk of investing in the
                                                      fund by comparing the
                                                      average annual total
                                                      return for the periods
                                                      shown to that of the
                                                      Salomon Smith Barney Broad
                                                      Investment Grade Bond
                                                      Index ('SSB Big Index'), a
                                                      broad based unmanaged
                                                      index of corporate bonds.

--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                       0.75%

         Distribution and service (12b-1) fees                  None

         Other expenses                                        0.64%

         Total annual fund operating expenses                  1.39%

                                                      FEES AND EXPENSES

                                                      This table sets forth the
                                                      fees and expenses you will
                                                      pay if you invest in
                                                      shares of the fund.
                                                      Because the manager waived
                                                      all of its management fee
                                                      and reimbursed the fund
                                                      for certain expenses
                                                      during the period ended
                                                      December 31, 2000, the
                                                      actual total operating
                                                      expenses for the fund
                                                      were:

                                                      1.00%

                                                      The manager may
                                                      discontinue this waiver at
                                                      any time.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                        $142    $  440     $761       $1,669

 The example assumes:    You invest $10,000 for the period shown

                         You reinvest all distributions and dividends without a sales charge

                         The fund's operating expenses remain the same

                         Your investment has a 5% return each year

                         Redemption of your shares at the end of the period


                                                      This example helps you
                                                      compare the cost of
                                                      investing in the fund with
                                                      other mutual funds. Your
                                                      actual cost may be higher
                                                      or lower.

                Salomon Brothers Variable Series Funds Inc - 17

MORE ON THE FUNDS' INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 Each fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals and Strategies.'

 This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI).

 Any policy or limitation for a fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                           CAPITAL FUND

                           The fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                           HIGH YIELD BOND FUND

                           Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                           INVESTORS FUND

                           The fund may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                           SMALL CAP GROWTH FUND

                           The fund may invest up to 35% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may also invest up to 25% of its assets in non-convertible bonds, notes and debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           STRATEGIC BOND FUND

                           Although the fund invests primarily in fixed-income securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

                           TOTAL RETURN FUND

                           The fund may invest up to 20% of its assets in securities of foreign issuers.

                Salomon Brothers Variable Series Funds Inc - 18

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS

 Capital Fund, Investors Fund, Total Return Fund, Strategic Bond Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS

 All funds, but the following funds only to a limited extent: Capital Fund, Investors Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See 'Foreign and emerging markets investments and sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

 High Yield Bond Fund, Strategic Bond Fund and Total Return Fund

                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                Salomon Brothers Variable Series Funds Inc - 19

--------------------------------------------------------------------------------
 Strategic Bond Fund and Total Return Fund

                           Each of these funds may also enter into mortgage dollar roll transactions to earn income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------
 CREDIT QUALITY

                           If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization. They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------
HIGH YIELD, LOWER QUALITY SECURITIES

High Yield Fund, Strategic Bond Fund and Total Return Fund. Each of the following funds only to a limited extent: Capital Fund and Investors Fund

                           Each of these funds may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

                Salomon Brothers Variable Series Funds Inc - 20

--------------------------------------------------------------------------------
 FOREIGN AND EMERGING MARKET INVESTMENTS

 All funds

                           Each of these funds may invest in foreign securities, including emerging market issuers. Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.

                           These risks may include:

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.
                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets. Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

--------------------------------------------------------------------------------
 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

 All funds except Small Cap Growth Fund

                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries. Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions. Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                Salomon Brothers Variable Series Funds Inc - 21

--------------------------------------------------------------------------------
 DERIVATIVES AND HEDGING TECHNIQUES

 All funds

                           Each fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. The funds do not use derivatives as a primary investment technique and generally limit their use to hedging, including, against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates. However, the funds may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING

                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
                           Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.

--------------------------------------------------------------------------------

                Salomon Brothers Variable Series Funds Inc - 22

MANAGEMENT

Salomon Brothers Asset Management Inc. is the investment manager for each fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 7 World Trade Center, New York, New York 10048. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management, Limited, an affiliate of the manager, provides advisory services to the manager in connection with Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England.

-------------------------------------------------------------------------------------------------------------
 FUND                  PORTFOLIO MANAGER        SINCE            PAST 5 YEARS' BUSINESS EXPERIENCE
-------------------------------------------------------------------------------------------------------------
 Capital Fund          Ross S. Margolies             Inception   managing director of the manager
                       Robert M. Donahue, Jr.        July 1998   managing director of the manager since 2001,
                                                                 director and equity analyst with the manager
                                                                 since February, 1997; analyst at Gabelli &
                                                                 Company prior to 1997

 High Yield Bond Fund  Peter J. Wilby                Inception   managing director of the manager
                       Beth A. Semmel               April 2000   managing director of the manager
                       James E. Craige              April 2000   managing director of the manager

 Investors Fund        John B. Cunningham       September 1997   managing director of the manager
                       Mark McAllister              April 2000   director and equity analyst with the
                                                                 manager; executive vice president and
                                                                 portfolio manager at JLW Capital Mgmt.
                                                                 Inc. from March 1998 to May 1999. Prior to
                                                                 March 1998 was a Vice President and equity
                                                                 analyst at Cohen & Steers Capital
                                                                 Management

 Strategic Bond        Peter J. Wilby                Inception   managing director of the manager
 Fund                  Roger Lavan                   Inception   managing director of the manager

 Total Return Fund     George J. Williamson          July 1998   director of the manager

                                                      THE PORTFOLIO MANAGERS

                                                      The portfolio managers are
                                                      primarily responsible for
                                                      the day-to-day operation
                                                      of the funds indicated
                                                      beside their names and
                                                      business experience.

The Small Cap Growth Fund is managed by a team of individuals employed of SBAM, each of whom is a sector manager responsible for stock selection in one or more industries. Matthew Ziehl is the Team Leader, responsible for the overall structure of the fund's portfolio, including monitoring the fund's sector weightings and portfolio characteristics versus its benchmark.

                Salomon Brothers Variable Series Funds Inc - 23

--------------------------------------------------------------------------------




                   ACTUAL MANAGEMENT FEE PAID DURING THE MOST
                   RECENT FISCAL YEAR*

   Capital Fund       0.58%

   High Yield         -0-%
   Bond Fund

   Strategic Bond     0.36%
   Fund

   Investors Fund     0.70%

   Total Return       0.46%
   Fund

   Small Cap          -0-%
   Growth Fund

* The Fee may be less than contractual rate due to expense limitations.

                                                      MANAGEMENT FEES

                                                      As of December 31, 2000,
                                                      SBAM and its affiliates
                                                      managed approximately
                                                      $26.6 billion of assets.

-----------------------------------------------------------------------------
CFBDS, Inc. a registered broker-dealer, serves as each        DISTRIBUTOR
fund's distributor.
-----------------------------------------------------------------------------


                Salomon Brothers Variable Series Funds Inc - 24

 SHARE TRANSACTIONS


 AVAILABILITY OF         Each fund may sell its shares directly to separate
 THE FUNDS               accounts established and maintained by insurance
                         companies for the purpose of funding variable annuity
                         and variable life insurance contracts and to certain
 Individuals may not     qualified pension and retirement plans. The variable
 purchase shares         insurance products and qualified plans may or may not
 directly from the       make investments in all the funds described in this
 funds. You should read  prospectus. Shares of the funds are sold at net asset
 the prospectus for      value.
 your insurance
 company's variable      The interests of different variable insurance products
 contract to learn how   and qualified plans investing in a fund could conflict
 to purchase a variable  due to differences of tax treatment and other
 contract based on the   considerations. The funds currently do not foresee any
 funds.                  disadvantages to investors arising from the fact that
                         each fund may offer its shares to different insurance
                         company separate accounts that serve as the investment
                         medium for their variable annuity and variable life
                         products and to qualified plans. Nevertheless, the
                         board of directors intends to monitor events to
                         identify any material irreconcilable conflicts which
                         may arise, and to determine what action, if any, should
                         be taken in response to these conflicts. If a conflict
                         were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required
                         to withdraw their investments in one or more funds and
                         shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.
                         Each fund reserves the right to reject any specific purchase order.

--------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts
                         of participating insurance companies and by qualified
                         plans. The redemption price of the shares of each fund
                         will be the net asset value next determined after
                         receipt by the fund of a redemption request in good
                         order. The value of redeemed shares may be more or less
                         than the price paid for the shares. Sales proceeds will
                         normally be forwarded by bank wire to the selling
                         insurance company or qualified plan on the next
                         business day after receipt of a redemption request in
                         good order but in no event later than 7 days following
                         receipt of instructions. Each fund may suspend sales or
                         postpone payment dates during any period in which any
                         of the following conditions exist:

                         The New York Stock Exchange ('NYSE') is closed; Trading on the NYSE is restricted;

                         An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

                         As permitted by SEC order in extraordinary circumstances.

                Salomon Brothers Variable Series Funds Inc - 25

--------------------------------------------------------------------------------

 SHARE PRICE             Each fund's net asset value is the value of its assets
                         minus its liabilities. Each fund calculates its net asset value every day the NYSE is open. Each fund calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are done when the London stock exchange closes, which is 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the funds' board of directors. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when an insurance company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each fund intends to qualify and be taxed as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  Each fund intends to pay out all of its net investment income and net realized capital gains for each year. The funds normally pay dividends and distribute capital gain, if any, as follows:

  FUND                    INCOME DIVIDEND     CAPITAL GAIN     DISTRIBUTIONS
                           DISTRIBUTIONS      DISTRIBUTIONS     MOSTLY FROM
  Capital Fund                annually          annually           gain

  High Yield Bond Fund        annually          annually          income

  Investors Fund              annually          annually           gain

  Strategic Bond Fund         annually          annually          income

  Total Return Fund           annually          annually           both

  Small Cap Growth Fund       annually          annually           gain


                                                      DIVIDENDS AND
                                                      DISTRIBUTIONS

                                                      Annual distributions of
                                                      income and capital gain
                                                      are made at the end of the
                                                      year in which the income
                                                      or gain is realized, or
                                                      the beginning of the next
                                                      year.

--------------------------------------------------------------------------------


                Salomon Brothers Variable Series Funds Inc - 26

 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

 For a share of capital stock outstanding throughout each period ended December 31:

                                        CAPITAL                              HIGH YIELD
                                         FUND                                 BOND FUND
---------------------------------------------------------------------------------------------------------
                             2000        1999        1998(1)         2000        1999       1998(2)
---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
 BEGINNING OF PERIOD       $ 13.67      $ 11.57      $10.00         $ 9.22      $ 9.58      $10.00
                           -------      -------      ------         ------      ------      ------
 INCOME FROM OPERATIONS:
   Net investment income      0.08(3)      0.07(3)     0.09(3)        0.83(4)     0.88(4)     0.43(4)
   Net realized and
   unrealized gain (loss)     2.39         2.49        1.72          (0.83)      (0.35)      (0.42)
                           -------      -------      ------         ------      ------      ------
   Total Income From
   Operations                 2.47         2.56        1.81           --          0.53        0.01
                           -------      -------      ------         ------      ------      ------
 LESS DISTRIBUTIONS FROM:
   Net investment income     (0.08)       (0.07)      (0.09)         (0.83)      (0.88)      (0.43)
   Net realized gains        (0.96)       (0.39)      (0.15)          --         (0.01)      (0.00)*
                           -------      -------      ------         ------      ------      ------
   Total Distributions       (1.04)       (0.46)      (0.24)         (0.83)      (0.89)      (0.43)
                           -------      -------      ------         ------      ------      ------
 NET ASSET VALUE, END OF
 PERIOD                    $ 15.10      $ 13.67      $11.57         $ 8.39      $ 9.22      $ 9.58
                           -------      -------      ------         ------      ------      ------
                           -------      -------      ------         ------      ------      ------
 TOTAL RETURN (6)            18.24%       22.08%      18.12%'DD'     (0.02)%      5.56%       0.14%'DD'
 NET ASSETS, END OF
 PERIOD (000S)             $68,725      $16,189      $4,290         $9,517      $7,940      $6,949
 RATIOS TO AVERAGE NET
 ASSETS 'D':
   Expenses (7)               1.00%(3)     1.00%(3)    1.00%'D'(3)    1.00%(4)    1.00%(4)    1.00%'D'(4)
   Net investment income      0.88%        0.99%       1.35%'D'      10.19%       9.56%       7.25%'D'
 PORTFOLIO TURNOVER RATE        98%         119%        116%            53%         58%         37%


                                       INVESTORS
                                          FUND
--------------------------------------------------------------------
                             2000         1999        1998(1)
--------------------------------------------------------------------
 NET ASSET VALUE,
 BEGINNING OF PERIOD       $  12.23      $ 11.01      $ 10.00
                           --------      -------      -------
 INCOME FROM OPERATIONS:
   Net investment income       0.10(5)      0.06(5)      0.05(5)
   Net realized and
   unrealized gain (loss)      1.77         1.22         1.01
                           --------      -------      -------
   Total Income From
   Operations                  1.87         1.28         1.06
                           --------      -------      -------
 LESS DISTRIBUTIONS FROM:
   Net investment income      (0.10)       (0.06)       (0.05)
   Net realized gains         (0.41)       --           (0.00)*
                           --------      -------      -------
   Total Distributions        (0.51)       (0.06)       (0.05)
                           --------      -------      -------
 NET ASSET VALUE, END OF
 PERIOD                    $  13.59      $ 12.23      $ 11.01
                           --------      -------      -------
                           --------      -------      -------
 TOTAL RETURN (6)             15.24%       11.65%       10.55%'DD'
 NET ASSETS, END OF
 PERIOD (000S)             $142,330      $52,542      $13,038
 RATIOS TO AVERAGE NET
 ASSETS 'D':
   Expenses (7)                0.91%(5)     0.98%(5)     1.00%'D'(5)
   Net investment income       1.10%        0.91%        1.14%'D'
 PORTFOLIO TURNOVER RATE         65%          51%          62%

                -------------------------------------------------

(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.

(2) For the period from May 1, 1998 (commencement of operations) through December 31, 1998.

(3) SBAM has waived all or a portion of its management fees for the years ended December 31, 2000, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                                   DECREASE IN            EXPENSE RATIOS
                                                              NET INVESTMENT INCOME    WITHOUT FEE WAIVERS
                                                                    PER SHARE           AND REIMBURSEMENT
                                                                    ---------           -----------------
 2000.......................................................          $0.02                    1.27%
 1999.......................................................           0.06                    1.99
 1998.......................................................           0.15                    3.26'D'

 (4) SBAM has waived all or a portion of its management fees for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $2,475, $3,983 and $11,942 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                                   DECREASE IN            EXPENSE RATIOS
                                                              NET INVESTMENT INCOME    WITHOUT FEE WAIVERS
                                                                    PER SHARE           AND REIMBURSEMENT
                                                                    ---------           -----------------
 2000.......................................................          $0.06                    1.78%
 1999.......................................................           0.07                    1.80
 1998.......................................................           0.06                    2.04'D'

 (5) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                                   DECREASE IN        EXPENSE RATIOS WITHOUT
                                                              NET INVESTMENT INCOME     FEE WAIVERS AND/OR
                                                                    PER SHARE         EXPENSE REIMBURSEMENTS
                                                                    ---------         ----------------------
 1999.......................................................          $0.01                    1.15%
 1998.......................................................           0.04                    2.07'D'

 (6) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc. to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

 (7) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

  *  Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.


                Salomon Brothers Variable Series Funds Inc - 27

For a share of capital stock outstanding throughout each period ended December
31:

                                         STRATEGIC                           TOTAL RETURN                SMALL CAP
                                         BOND FUND                                FUND                  GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                               2000         1999      1998(1)        2000         1999        1998(1)       2000       1999(2)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING
 OF PERIOD                   $  9.66      $ 10.13     $ 10.00       $ 10.23      $ 10.40      $10.00       $12.16      $10.00
                             -------      -------     -------       -------      -------      ------       ------      ------
 INCOME FROM OPERATIONS:
   Net investment income        0.56(3)      0.60(3)     0.38(3)       0.34(4)      0.24(4)     0.15(4)     (0.02)(5)    0.00*(5)
   Net realized and
   unrealized gain              0.15        (0.56)       0.24          0.47        (0.16)       0.43         2.04        2.16
                             -------      -------     -------       -------      -------      ------       ------      ------
   Total Income From
   Operations                   0.71         0.04        0.62          0.81         0.08        0.58         2.02        2.16
                             -------      -------     -------       -------      -------      ------       ------      ------
 LESS DISTRIBUTIONS FROM:
   Net investment income       (0.62)       (0.51)      (0.47)        (0.34)       (0.24)      (0.15)       (0.00)*      --
   Net realized gains          --           --          (0.01)        --           (0.00)*     (0.03)       (0.61)       --
   Capital                     (0.00)*      --          (0.01)        --           (0.01)       --          (0.00)*      --
                             -------      -------     -------       -------      -------      ------       ------      ------
   Total Distributions         (0.62)       (0.51)      (0.49)        (0.34)       (0.25)      (0.18)       (0.61)       --
                             -------      -------     -------       -------      -------      ------       ------      ------
 NET ASSET VALUE, END OF
 PERIOD                      $  9.75      $  9.66     $ 10.13       $ 10.70      $ 10.23      $10.40       $13.57      $12.16
                             -------      -------     -------       -------      -------      ------       ------      ------
                             -------      -------     -------       -------      -------      ------       ------      ------
 TOTAL RETURN (6)               7.30%        0.37%       6.18%'DD'     7.90%        0.78%       5.83%'DD'   16.73%      21.60%'DD'
 NET ASSETS, END OF
 PERIOD (000S)               $25,179      $16,709     $10,438       $25,600      $17,584      $5,971       $9,064      $1,801
 RATIOS TO AVERAGE NET
 ASSETS 'D':
   Expenses (7)                 1.00%(3)     1.00%(3)    1.00%(3)      1.00%(4)     1.00%(4)    1.00%(4)     1.50%(5)    1.50%'D'(5)
   Net investment income        7.39%        7.19%       6.23%         3.84%        3.50%       3.57%       (0.23)       0.16'D'
 PORTFOLIO TURNOVER RATE          74%         120%         84%           34%          63%         56          109%         16%

               --------------------------------------------------

(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.

(2) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.

(3) SBAM has waived all or a portion of its management fees for each of the years in the two-year period ended December 31, 2000 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                                      DECREASE TO           EXPENSE RATIOS WITHOUT
                                                                 NET INVESTMENT INCOME          FEE WAIVER AND
                                                                       PER SHARE            EXPENSE REIMBURSEMENT
                                                                       ---------            ---------------------
2000........................................................             $0.03                       1.39%
1999........................................................              0.06                       1.48
1998........................................................              0.04                       1.79'D'

(4) SBAM has waived all or a part of its management fees for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                                      DECREASE IN           EXPENSE RATIOS WITHOUT
                                                                 NET INVESTMENT INCOME        FEE WAIVER AND/OR
                                                                       PER SHARE            EXPENSE REIMBURSEMENT
                                                                       ---------            ---------------------
 2000.......................................................             $0.03                       1.34%
 1999.......................................................              0.05                       1.65
 1998.......................................................              0.08                       2.90'D'

(5) SBAM has waived all or part of its management fees for the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBAM has reimbursed the Fund for $12,692 and $27,494 for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and the actual expense ratio would have been as follows:

                                                                (INCREASE) DECREASE TO      EXPENSE RATIOS WITHOUT
                                                                    NET INVESTMENT            FEE WAIVERS AND/OR
                                                                INCOME (LOSS) PER SHARE     EXPENSE REIMBURSEMENTS
                                                                -----------------------     ----------------------
 2000.......................................................            $(0.07)                      2.52%
 1999.......................................................              0.20                      16.36'D'

(6) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

(7) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.

  *  Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.


                Salomon Brothers Variable Series Funds Inc - 28

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
--------------------------------------------------------------------------------

                                  Capital Fund
                                 Investors Fund
                              Small Cap Growth Fund
                                Total Return Fund
                              High Yield Bond Fund
                               Strategic Bond Fund

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.


 You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management or by writing the funds at 7 World Trade Center, 39th Floor, New York, NY 10048.

 You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-08443)

                                 April 30, 2001


                       STATEMENT OF ADDITIONAL INFORMATION
                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                  888-777-1012


Salomon Brothers Variable Series Funds Inc (the 'Company') consists of Salomon Brothers Variable Capital Fund ('Capital Fund'), Salomon Brothers Variable Investors Fund ('Investors Fund'), Salomon Brothers Variable Small Cap Fund ('Small Cap Fund'), Salomon Brothers Variable Total Return Fund ('Total Return Fund'), Salomon Brothers Variable High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Variable Strategic Bond Fund ('Strategic Bond Fund') (each, a 'fund' and collectively, the 'funds'). Each of the funds is an investment portfolio of the Salomon Brothers Variable Series Funds Inc (the 'Company'), an open-end investment company incorporated in Maryland on October 1, 1997.



Shares of the funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for Variable Annuity ('VA') contracts and Variable Life Insurance ('VLI') policies; and (ii) Qualified Pension and Retirement Plans ('Plans'). Accordingly, all references to 'shareholders' in this Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds, except Capital Fund, is classified as a diversified fund under the Investment Company Act of 1940, as amended (the '1940 Act').


The Prospectus indicates the extent to which each fund may purchase the instruments or engage in the investment activities described below. References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM').


This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the Company's current Prospectus, dated April 30, 2001. This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above.


                                    CONTENTS




Directors and Executive Officers of the Company.............    2
Investment Objectives and Investment Policies...............    6
Risk Factors................................................   35
Investment Limitations......................................   45
Portfolio Turnover..........................................   46
Portfolio Transactions......................................   46
Taxes.......................................................   48
Performance Data............................................   50
Net Asset Value.............................................   51
Additional Purchase and Redemption Information..............   52
Investment Manager..........................................   52
Administrator...............................................   54
Distributor.................................................   55
Expenses....................................................   55
Custodian and Transfer Agent................................   55
Independent Accountants.....................................   55
Counsel.....................................................   55
Capital Stock...............................................   55
Financial Statements........................................   56
Appendix -- Ratings of Debt Obligations.....................  A-1

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Overall responsibility for management and supervision of the Company rests with the Company's Board of Directors. The Directors approve all significant agreements between the Company and the companies that furnish services to the funds, including agreements with the Company's distributor, administrator, investment manager, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's investment manager.

The Directors and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the funds' investment manager, acts as investment adviser. 'Interested persons' of the Company (as defined in the 1940 Act) are indicated by an asterisk.




NAME, ADDRESS AND AGE                  POSITION(S)        PRINCIPAL OCCUPATION(S) HELD PAST 5 YEARS
---------------------                  -----------        -----------------------------------------
Charles F. Barber ...................  Director and       Consultant. Formerly, Chairman of the
66 Glenwood Drive                      Chairman, Audit    Board of ASARCO Incorporated.
Greenwich, CT 06830                    Committee
Age: 84

Carol L. Colman .....................  Director and       President of Colman Consulting
Colman Consulting                      Audit Committee
278 Hawley Road                        Member
North Salem, NY 10560
Age: 55

Daniel P. Cronin ....................  Director and       Associate General Counsel of Pfizer Inc.
Pfizer, Inc.                           Audit Committee
235 East 42nd Street                   Member
New York, NY 10017
Age: 55

Heath B. McLendon* ..................  Director,          Managing Director, Salomon Smith Barney,
Age: 67                                Chairman and       Inc. ('SSB'), from 1993 to present.
                                       President          Chairman, Smith Barney Fund Management LLC
                                                          ('SBFM') from 1993 to present.

Peter J. Wilby ......................  Executive Vice     Managing Director of SBAM and SSB since
Age: 42                                President          January 1996. Prior to January 1996, he
                                                          was a Director of SBAM and SSB.

Beth A. Semmel ......................  Vice President     Managing Director of SBAM and SSB since
Age: 40                                                   December 1998. Prior to December 1998, she
                                                          was a Director of SBAM and SSB since
                                                          January 1996. From May 1993 to
                                                          January 1996 she was a Vice President of
                                                          SBAM and SSB.

Ross S. Margolies ...................  Executive Vice     Managing Director of SBAM since November
Age: 42                                President          1997. Prior to November 1997, he was a
                                                          Director of SBAM and SSB.

John B. Cunningham ..................  Vice President     Managing Director of SBAM and SSB since
Age: 36                                                   January 2001. Prior to January 2001, he
                                                          was a Director of SBAM and SSB since 1991.

George J. Williamson ................  Vice President     Director of SBAM and SSB since January
Age: 67                                                   1999. Prior to January 1999, he was a Vice
                                                          President of SBAM and SSB since 1990.

NAME, ADDRESS AND AGE                  POSITION(S)        PRINCIPAL OCCUPATION(S) HELD PAST 5 YEARS
---------------------                  -----------        -----------------------------------------
Roger M. Lavan ......................  Vice President     Managing Director of SBAM and SSB since
Age: 37                                                   January 2001. Prior to January 2001, he
                                                          was a Director of SBAM and SSB since
                                                          January 1996.

Lewis E. Daidone ....................  Executive Vice     Managing Director of SSB since 1990.
125 Broad Street                       President and      Director and Senior Vice President of SBFM
New York, NY 10004                     Treasurer          and TIA.
Age: 43

Christina T. Sydor ..................  Secretary          Managing Director of SSB; General Counsel
Age: 50                                                   and Secretary of SBFM and TIA.

Anthony Pace ........................  Controller         Director of SSB since January 2001. Prior
125 Broad Street                                          to January 2001, he was a Vice President
New York, NY 10004                                        of SSB since 1995.
Age: 35



                             DIRECTORS COMPENSATION

It is estimated that each director of the Company, except those deemed 'interested persons' under the 1940 Act will receive $6,000 per year plus $500 for each meeting attended as compensation for serving as director. The Company does not provide any pension or retirement benefits to directors. No remuneration will be paid by the Company to directors who are employees of SBAM or its affiliates, and may therefore be considered interested persons under the 1940 Act.






                                                                      COMPENSATION
                                                      AGGREGATE        FROM OTHER
                                                     COMPENSATION     FUNDS ADVISED        TOTAL
                                                    FROM THE FUNDS     BY SBAM(A)     COMPENSATION(A)
                                                    --------------     ----------     ---------------

Charles F. Barber................................       $8,500          $127,859(2)      $136,359(3)*
Carol L. Colman..................................        8,500            44,034(6)        52,534(7)
Daniel P. Cronin.................................        8,500            48,609(6)        57,109(7)




(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.


  * In addition, Mr. Barber received $14,125 in deferred compensation from investment companies advised by affiliates of SBAM.


As of the date hereof directors and officers of the Company, individually and as a group, beneficially owned less than 1% of the outstanding shares of the funds.

                         PRINCIPAL HOLDERS OF SECURITIES


The following lists shareholders of record who held 5% or more of the outstanding securities of the funds as of March 27, 2001. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons', as defined in the 1940 Act of such class.





                                                                           PERCENTAGE
               FUND                              SHAREHOLDER                  HELD

Capital Fund......................   The Travelers Insurance Co.             35.11%
                                     Attn: Shareholder Accounting 6MS
                                     One Tower Square 5M5
                                     Hartford, CT 06183

                                                                           PERCENTAGE
               FUND                              SHAREHOLDER                  HELD


                                    First Citicorp Life Insurance Co.        16.20%
                                    c/o Travelers Life & Annuity Co.
                                    Attn: Shareholder Accounting
                                    One Tower Square 6MS
                                    Hartford, CT 06183

                                    Nationwide Insurance Co.                 14.45%
                                    NWVA8
                                    c/o IPO Portfolio Accounting
                                    P.O. Box 182029
                                    Columbus, OH 43218-2029

                                    The Travelers Insurance Co.              14.13%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square
                                    Hartford, CT 06183

                                    Ameritas Variable Life Ins. Co.           5.64%
                                    Separate Account VA
                                    Attn: Mari Burch
                                    5900 O Street
                                    Lincoln, NE 68510

High Yield Fund...................  The Travelers Insurance Co.              35.77%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square
                                    Hartford, CT 06183

                                    The Travelers Insurance Co.              31.09%
                                    Attn: Shareholder Accounting
                                    One Tower Square
                                    Hartford, CT 06183

                                    First Citicorp Life Insurance Co.        14.82%
                                    c/o Travelers Life & Annuity Co.
                                    Attn: Shareholder Accounting
                                    One Tower Square 6MS
                                    Hartford, CT 06183

                                    Nationwide Insurance Co.                 13.41%
                                    NWVA8
                                    c/o IPO Portfolio Accounting
                                    P.O. Box 182029
                                    Columbus, OH 43218-2029

Investors Fund....................  The Travelers Insurance Co.              39.00%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square
                                    Hartford, CT 06183

                                    GE Life & Annuity Assurance Co.          31.75%
                                    (GELAAC)
                                    Attn: Variable Accounting
                                    6610 W. Broad Street
                                    Richmond, VA 23230

                                    The Travelers Insurance Co.              17.20%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square
                                    Hartford, CT 06183

                                                                           PERCENTAGE
               FUND                              SHAREHOLDER                  HELD
               ----                              -----------                  ----
                                    First Citicorp Life Insurance Co.         6.21%
                                    c/o Travelers Life & Annuity Co.
                                    Attn: Shareholder Accounting
                                    One Tower Square
                                    Hartford, CT 06183

Strategic Bond Fund...............  GE Life & Annuity Assurance Co.          60.21%
                                    (GELAAC)
                                    Attn: Variable Accounting
                                    6610 W. Broad Street
                                    Richmond, VA 23230

                                    The Travelers Insurance Co.              20.07%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square
                                    Hartford, CT 06183

                                    Sun Life of Canada (U.S.)                15.44%
                                    Attn: Accounting Control
                                    P.O. Box 9134
                                    Boston, MA 02117

Total Return Fund.................  GE Life & Annuity Assurance Co.          35.52%
                                    (GELAAC)
                                    Attn: Variable Accounting
                                    6610 W. Broad Street
                                    Richmond, VA 23230

                                    Sun Life of Canada (U.S.)                15.06%
                                    Attn: Accounting Control
                                    PO Box 9134
                                    Boston, MA 02117

                                    First Citicorp Life Insurance Co.        14.33%
                                    c/o Travelers Life & Annuity Co.
                                    Attn: Shareholder Accounting
                                    One Tower Square 6MS
                                    Hartford, CT 06183

                                    Ohio National Life Co                     8.70%
                                    Attn: Dennis Taney
                                    P.O. Box 237
                                    Cincinnati, OH 45201-0237

                                    The Travelers Insurance Co.               8.27%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square
                                    Hartford, CT 06183

                                    Nationwide Insurance Co.                  7.34%
                                    NWVAS
                                    c/o IPO Portfolio Accounting
                                    P.O. Box 180029
                                    Columbus, OH 43218-2029

                                    The Travelers Insurance Co.               6.65%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square 5M5
                                    Hartford, CT 06183

                                                                           PERCENTAGE
               FUND                              SHAREHOLDER                  HELD

Small Cap Growth Fund.............  The Travelers Insurance Co.              92.23%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square 6MS
                                    Hartford, CT 06183

                                    The Travelers Insurance Co.               7.77%
                                    Attn: Shareholder Accounting 6MS
                                    One Tower Square
                                    Hartford, CT 06183



                  INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

CAPITAL FUND


General. In seeking capital appreciation, the Capital Fund may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issues and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The fund will not concentrate its investments in any particular industry. In addition, the fund may invest up to 20% of the value of the fund's assets in securities of foreign issuers.



Investment Grade Debt Securities. The Capital Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Risk Factors.'



Below Investment Grade Securities. The Capital Fund from time to time may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the fund's assets that can be invested in convertible securities rated below investment grade.



Repurchase Agreements and Borrowing. The Capital Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the fund's total assets. As a matter of operating policy, however, the fund will not secure borrowings by more than 10% of the value of the fund's total assets.

INVESTORS FUND



General. The primary investment objective of the Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.



The Investors Fund will seek to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the fund's portfolio will generally consist of common and preferred stocks. The fund may purchase securities of companies located in foreign countries which SBAM deems consistent with the investment objectives and policies of the fund, but not if upon such purchase more than 20% of the fund's net assets would be so invested.



The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The fund may invest up to 25% of its net assets in any one industry. The fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.



Investment Grade Fixed Income Securities. Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or broker/dealers. When management deems it appropriate, consistent with Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the fund are identical to those of Strategic Bond Fund. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See Appendix A for a description of these ratings.



Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Risk Factors.'



Below Investment Grade Securities. The Investors Fund from time to time may invest up to 5% of its net assets in nonconvertible debt securities rated below investment grade by S&P and Moody's Investors Service Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade.




SMALL CAP GROWTH FUND

General. The Small Cap Growth Fund will seek to meet its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included in the Russell 2000 Index ('Small Cap Companies'). Under normal market conditions the Small Cap Growth Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. The Small Cap Growth Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Small Cap Growth Fund may continue to hold securities of a company whose market capitalization grows above the capitalization of a Small

Cap Company subsequent to purchase if the company continues to satisfy the other investment policies of the Small Cap Growth Fund.


The Small Cap Growth Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix A for a description of such ratings.


To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Small Cap Growth Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Risk Factors.'

The Small Cap Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Restricted Securities and Securities with Limited Trading Markets.' The Small Cap Growth Fund may purchase Rule 144A securities. The Small Cap Growth Fund's holdings of
Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Small Cap Growth Fund is currently authorized to use the various investment strategies referred to under 'Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Small Cap Growth Fund. The Small Cap Growth Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

TOTAL RETURN FUND


General. The primary investment objective of the Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Total Return Fund seeks to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.


Equity Securities. Under normal market conditions, it is anticipated that at least 40% of the fund's total assets will be invested in equity securities. Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the fund are expected to be traded on a stock exchange or in an over-the-counter market.


The Total Return Fund may invest up to 20% of its total assets in foreign securities (including American Depositary Receipts).



Repurchase and Reverse Repurchase Agreements. Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.


Fixed Income Securities. SBAM will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the fund's long-term debt investments will consist of 'investment grade' securities. Up to 20% of the fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or determined by SBAM to be of comparable quality. There is no limit on the amount of Total Return Fund's assets that can be invested in convertible securities rated below investment grade.


HIGH YIELD BOND FUND



General. The High Yield Bond Fund's investment objective is to maximize current income. As a secondary objective, the fund will seek capital appreciation. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SBAM to be of comparable quality.



Investment Grade Securities. The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.



There may be times when, in SBAM's judgment, conditions in the securities markets would make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. At such times, the fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.



If at some future date, in SBAM's opinion, adverse conditions prevail in the securities markets which makes the High Yield Bond Fund's investment strategy inconsistent with the best interests of the fund's shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.



Below Grade Investment Securities. The High Yield Bond Fund intends to invest, under normal market conditions, at least 65% of its assets in securities rated 'Baa' or lower by Moody's or 'BBB' or lower by S&P, or in securities determined by SBAM to be of comparable quality. The fund may invest up to 35% of its total assets in fixed-income securities of issuers located in emerging markets. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. An investment in the fund should not be considered as a complete investment program.



In light of the risks associated with high yield debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The High Yield Bond Fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities.



Foreign Securities and Sovereign Debt. The High Yield Bond Fund may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund's exposure to a single market.



The investment manager will have discretion to select the range of maturities of the fixed-income securities in which the High Yield Bond Fund may invest. The investment manager anticipates that under current market conditions, the fund will have an average portfolio maturity of 10 to 15 years. However, the average portfolio maturity may vary substantially from time to time depending on economic and market conditions.


STRATEGIC BOND FUND


General. The primary investment objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the fund seeks capital appreciation. The fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SBAM broad discretion to deploy the fund's assets among certain segments of the fixed-income market that SBAM believes will best contribute to the achievement of the fund's objectives. At any point in time, SBAM will deploy the fund's assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. SBAM has entered into a subadvisory consulting agreement with its London based affiliate, SBAM Limited, pursuant to which SBAM Limited will provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the fund.


SBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, SBAM will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, SBAM will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. SBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, SBAM will have discretion to select the range of maturities of the various fixed-income securities in which the fund invests. The weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.


U.S. Government Obligations and Mortgage Backed Securities. The fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.



Equity Securities. The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.



In order to maintain liquidity, the Strategic Bond Fund may invest up to 25% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.


Investment Grade Securities. The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed by SBAM to be of equivalent quality. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.


Below Grade Investment Securities. In pursuing the Strategic Bond Fund's investment objectives, the fund may invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the fund's investment manager does not anticipate investing in excess of 75% of the fund's assets in domestic and developing country debt securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in such securities. By investing a portion of the fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings.


In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities.


Foreign Securities and Sovereign Debt. The Strategic Bond Fund may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund's exposure to a single market.



The Strategic Bond Fund may invest in high yield sovereign debt issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The high yield sovereign debt securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. SBAM anticipates that the fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.



The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The fund may also enter into mortgage 'dollar rolls.'





ADDITIONAL INVESTMENT STRATEGIES


RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower


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
proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'Commission') stated that the ultimate responsibility for liquidity determinations is that of an investment company's Board of Directors. However, the Commission stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of each fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds' holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

WARRANTS


Each of the funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.


OTHER INVESTMENT COMPANIES

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest, in accordance with the limits of the 1940 Act. Each fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A fund's investment in certain investment funds will result in special U.S. federal income tax consequences described under 'Taxes.'

FIXED INCOME SECURITIES


Changes in market yields will affect a fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the High Yield Bond Fund and the Strategic Bond Fund will invest primarily in fixed-income securities and the Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.


FLOATING AND VARIABLE RATE INSTRUMENTS

General. Certain funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

Limitations. A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund's custodian.

U.S. GOVERNMENT OBLIGATIONS


General. In addition to the U.S. Treasury obligations, a fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS'). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.


Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Ginnie Maes); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or
(c) only the credit of the issuer or guarantor (e.g., obligations of Freddie
Macs). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Bank obligations that may be purchased by a fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

MORTGAGE-BACKED SECURITIES


Mortgage-backed securities acquired will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and the Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).


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
Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by a fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the fund's yield. Monthly interest payments received by the fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES


The Total Return Fund and the Strategic Bond Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.


The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.


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
Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES


The Total Return Fund and the Strategic Bond Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, Savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES


The Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'mortgage assets'). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.



In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Strategic Bond Fund has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.



The Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.


STRIPPED MORTGAGE SECURITIES


The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including Savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.


Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.


In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as super POs and levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as super POs are similar in nature to


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
those risks related to investments in POs. Risks connected with levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See 'Taxes.'


MORTGAGE ROLLS


The Strategic Bond Fund may enter into mortgage 'dollar rolls' in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. A fund may only enter into covered rolls. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


INVERSE FLOATING RATE OBLIGATIONS

Certain funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of collateralized mortgage obligations ('CMOs') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

ZERO COUPON AND PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES


The Total Return Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.


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Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

HIGH YIELD SECURITIES


The High Yield Bond Fund and the Strategic Bond Fund may invest without limitation in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, the Capital Fund and the Total Return Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.


High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

A description of the ratings used by Moody's and S&P is set forth in Appendix A. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.


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Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

SOVEREIGN DEBT

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. The fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See 'Risk Factors.' The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

BRADY BONDS

Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds were introduced in 1989 and thus, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that


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
time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized.

The applicable funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

Based upon current market conditions, a fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other Sovereign debt securities in which High Yield Bond and Strategic Bond Funds invest are likely to be acquired at a discount, which involves certain considerations discussed in 'Taxes.'

In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate.

Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable funds will purchase Brady Bonds in secondary markets, as described below, in which


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
the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to `value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves.



REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

REVERSE REPURCHASE AGREEMENTS


The Total Return Fund, the High Yield Bond Fund, the Strategic Bond Fund, and the Small Cap Growth Fund may enter into `reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account of liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.


SECURITIES LENDING

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the


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
securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked to market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.


With the exception of the Capital Fund and the Investors Fund, none of the funds presently intend to lend any of its portfolio securities. The Investors Fund and the Capital Fund may lend portfolio securities not exceeding 33 1/3% of their respective total assets taken at value.


LOAN PARTICIPATIONS AND ASSIGNMENTS


The Total Return Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the Prospectus and this SAI. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.


Valuation. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See `Net Asset Value.'

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

DERIVATIVES

A detailed discussion of derivatives that may be used by the investment manager on behalf of certain funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. `Derivatives,' as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (`OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.

A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission (`CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

CURRENCY TRANSACTIONS. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under `Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.


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A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under `Risk Factors.'

FUTURES CONTRACTS. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (`initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (`variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value


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
of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

INTEREST RATE FUTURES CONTRACTS. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

OPTIONS. As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write `covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write `covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is `covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is `covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same `series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same `class' (that is, puts on the same underlying investment) with exercise prices greater than those


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
that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is `in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.


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
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.


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
A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(A) OPTIONS ON STOCKS AND STOCK INDICES. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

(B) OPTIONS ON CURRENCIES. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.

(C) OPTIONS ON FUTURES CONTRACTS. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

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
The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.

Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate

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
assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so.

INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes,

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
which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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                                  RISK FACTORS

RULE 144A SECURITIES

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIXED INCOME SECURITIES

Many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Risk Factors.' None of the funds will purchase bank obligations which SBAM or the applicable sub-adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund's investments, the effect may be to reduce the income received by the fund on such investments.

ASSET-BACKED SECURITIES

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed

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
securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MORTGAGE-BACKED SECURITIES

Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

INVERSE FLOATING RATE OBLIGATIONS

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

HIGH YIELD SECURITIES

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary

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markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

SOVEREIGN DEBT

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See 'Risk Factors.' The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or

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repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

PRIVATELY ISSUED MORTGAGE SECURITIES

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any Servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

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FOREIGN SECURITIES

General. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Emerging Market Countries. Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Transaction Costs. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See 'High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations. Risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future

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could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act'), limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in

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providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

BRADY BONDS

Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by S&P or 'Ba' or 'B' by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES LENDING

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

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In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss.

SMALL CAPITALIZATION COMPANIES

Investments in small capitalization companies may involve greater risks and volatility than investments in larger companies. Small capitalization companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, small capitalization companies may have difficulty withstanding competition from larger more established companies in their industries.

DERIVATIVES

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic

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planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Options. A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

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Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Interest Rate and Equity Swap Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

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                             INVESTMENT LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below; and (ii) each fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the funds and may be changed by vote of the Board of Directors without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the Prospectus is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.

INVESTORS FUND, TOTAL RETURN FUND, HIGH YIELD BOND FUND, STRATEGIC BOND FUND, AND SMALL CAP GROWTH FUND may not:

    (1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a fund, except that up to 25% of the value of each fund's total assets may be invested without regard to this restriction and provided that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund;


    (2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund while such borrowings are outstanding); or


    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an `issuer.'

CAPITAL FUND may not:

    (1) borrow money, except as described under 'Investment Objective and Policies' and except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings.

    (2) invest more than 25% of the total assets of the fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as the fund.

Each fund may not:

    (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (2) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (3) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

    (4) make loans, except that (a) a fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a fund may enter into repurchase agreements with respect to portfolio securities, (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans; or

    (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

    (6) issue any senior security except as permitted by the 1940 Act.

Each fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such fund. In such event, the fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See 'Portfolio Transactions.'

                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Under the 1940 Act, `affiliated persons' of a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through `affiliated broker/dealers,' as defined in the 1940 Act. The Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

For the fiscal year ended December 31, 2000, the Funds paid aggregate brokerage commissions including affiliated brokerage commissions as follows:


                                               AGGREGATE            BROKERAGE
                                          BROKERAGE COMMISSION   COMMISSION PAID
                                                  PAID               TO SSB
                                                  ----               ------

CAPITAL FUND
Year Ended December 31, 1999...........         $ 40,985             $  400
Year Ended December 31, 2000...........         $175,560             $1,470

INVESTORS FUND
Year Ended December 31, 1999...........         $ 73,831             $  474
Year Ended December 31, 2000...........         $237,857             $2,256

TOTAL RETURN FUND
Year Ended December 31, 1999...........         $  9,876             $  678
Year Ended December 31, 2000...........         $ 10,418             $  -0-

HIGH YIELD BOND FUND
Year Ended December 31, 1999...........         $  -0-               $  -0-
Year Ended December 31, 2000...........         $  -0-               $  -0-

STRATEGIC BOND FUND
Year Ended December 31, 1999...........         $  -0-               $  -0-
Year Ended December 31, 2000...........         $  -0-               $  -0-

SMALL CAP FUND
Year Ended December 31, 1999...........         $  1,576             $  -0-
Year Ended December 31, 2000...........         $ 16,836             $  -0-



                                      TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.


Each fund intends to elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that a fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies; or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of a fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).



As a RIC, a fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain.

A fund will be subject to a non-deductible 4% excise tax to the extent that a fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.


A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. A fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. These transactions may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.



If a fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.


Since the funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the Federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the Federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this statement of additional information in light of their particular tax situations.


Dividends. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from net investment income are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as 'capital gain dividends' are taxable as long-term capital gain whether received in cash or reinvested in additional shares, and regardless of how long the shareholders have held their shares. Since the funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents.


Diversification. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be 'adequately diversified' as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account's proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to Federal, state or local taxes.

                                PERFORMANCE DATA

As indicated in the Prospectus, from time to time, a fund may quote its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices.

AVERAGE ANNUAL TOTAL RETURN

A fund's 'average annual total return' figures, as described and shown in each Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

        P(1+T)'pp'n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years

     ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The following tables set forth the average annual total returns for shares of the Capital Fund, Investors Fund, Small Cap Fund, Total Return Fund, High Yield Bond Fund and Strategic Bond Fund (in each case, after management fee waiver and reimbursement of certain expenses), for certain periods of time ending December 31, 2000.


                           AVERAGE ANNUAL TOTAL RETURN


                                                             FROM COMMENCEMENT
                                         ONE YEAR ENDED    OF OPERATIONS THROUGH
                                       DECEMBER 31, 2000     DECEMBER 31, 2000
                                       -----------------     -----------------
Capital Fund.......................           18.24%               20.44%
High Yield Bond Fund...............           -0.02%                2.08%
Investors Fund.....................           13.07%               15.24%
Strategic Bond Fund................            7.30%                4.79%
Total Return Fund..................            7.90%                5.02%
Small Cap Fund.....................           16.73%               35.78%

AGGREGATE TOTAL RETURN

The 'aggregate total return' figures for each fund, as described in the Prospectus, represent the cumulative change in the value of an investment in fund shares of such fund for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                    P

Where:    P = a hypothetical initial payment of $10,000.

        ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The following tables set forth the aggregate total return for each fund for certain periods ending December 31, 2000.


                             AGGREGATE TOTAL RETURN

                                                             FROM COMMENCEMENT
                                         ONE YEAR ENDED    OF OPERATIONS THROUGH
                                       DECEMBER 31, 2000     DECEMBER 31, 2000
                                       -----------------     -----------------
Capital Fund........................           18.24%                70.49%
High Yield Bond Fund................           -0.02%                 5.64%
Investors Fund......................           13.07%                42.24%
Strategic Bond Fund.................            7.30%                14.36%
Total Return Fund...................            7.90%                15.09%
Small Cap Fund......................           16.73%                41.94%


THIRTY DAY YIELD

Certain funds may advertise the yields for such funds based on a 30-day (or one month) period according to the following formula:


                    2[(a-b+1)'pp'6 - 1]
            Yield = -------------------
                           cd


Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Advertisements and communications may compare a fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other fund materials and communications may cite statistics to reflect a fund's performance over time utilizing, comparisons to indices.

A fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any fund.

                                 NET ASSET VALUE

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the National Association of Securities Dealers Automated Quotation System ('Nasdaq') National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase Information. Each fund offers its shares to the separate accounts of Participating Insurance Companies on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the Prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.

Redemption Information. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund's then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               INVESTMENT MANAGER

Each fund retains SBAM to act as its investment manager. SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is wholly-owned by Salomon Smith Barney Holdings Inc, which is in turn wholly-owned by Citigroup Inc. ('Citigroup'), serves as the investment manager to numerous individuals and institutions and other investment companies.

The management contract between SBAM and each respective fund provides that SBAM shall manage the operations of the fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. Like SBAM, SBAM Limited is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Advisers Act.

Investment decisions for a particular fund are made independently from those of other funds or accounts managed by SBAM and/or SBAM Limited. Such other funds or accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.


As compensation for its services, SBAM receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows: .70% for Investors Fund; .85% for Capital Fund; .80% for Total Return Fund; .75% for High Yield Bond Fund, Strategic Bond Fund and Small Cap Fund.



For the 2000 fiscal year, SBAM has voluntarily agreed to impose an expense cap on total fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at 1.00% for all funds except Small Cap Growth which is 1.50%.

The management contract for each of the funds provides that it will continue for an initial two year period and thereafter for successive annual periods; provided that, with respect to each such contract, such continuance is specifically approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or 'interested persons' of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Under the terms of the management contract between each fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct').

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written Codes of Ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Company has adopted a Code of Ethics (the 'fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each fund, which policies serve as such adviser's Code of Ethics (the 'Adviser Code'). The fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.


For the fiscal year ended December 31, 1999 and December 31, 2000, SBAM has received the following amounts as management fees and has reimbursed the funds for expenses in the following amounts:

                                                 GROSS                 EXPENSES
                                                  FEES      WAIVER    REIMBURSED
                                                --------   --------   ----------
CAPITAL FUND
Year Ended December 31, 1999.................   $ 61,892   $ 61,892    $ 13,177
Year Ended December 31, 2000.................   $340,849   $106,453    $   -0-

HIGH YIELD BOND FUND
Year Ended December 31, 1999.................   $ 55,217   $ 55,217    $  3,963
Year Ended December 31, 2000.................   $ 64,878   $ 64,878    $  2,475

INVESTORS FUND
Year Ended December 31, 1999.................   $195,640   $ 46,955    $   -0-
Year Ended December 31, 2000.................   $597,953   $  -0-      $   -0-

STRATEGIC BOND FUND
Year Ended December 31, 1999.................   $ 98,038   $ 62,980    $   -0-
Year Ended December 31, 2000.................   $150,088   $ 78,133    $   -0-

TOTAL RETURN FUND
Year Ended December 31, 1999.................   $  1,462   $  1,462    $ 27,494
Year Ended December 31, 2000.................   $161,421   $ 67,990    $   -0-

SMALL CAP GROWTH FUND
Year Ended December 31, 1999.................   $  1,462   $  1,462    $ 27,494
Year Ended December 31, 2000.................   $ 34,944   $ 34,944    $ 12,692



                                  ADMINISTRATOR


SBAM (in such capacity, the 'Administrator') provides certain administrative services to each fund. The services provided by the Administrator under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission. Each fund pays the Administrator a fee, calculated daily and payable monthly, at an annual rate of .05% of the applicable fund's average daily net assets. The Administrator has delegated its responsibilities under the administration agreements to one of its affiliates. For the fiscal year ended December 31, 1999 and December 31, 2000 SBAM received the following amounts for its administrative services:

                                                               ADMINISTRATION
                                                                  FEE PAID
                                                                  TO SBAM
                                                                  -------
CAPITAL FUND
Year Ended December 31, 1999................................      $ 3,641
Year Ended December 31, 2000................................      $20,050

HIGH YIELD BOND FUND
Year Ended December 31, 1999................................      $ 3,681
Year Ended December 31, 2000................................      $ 4,325

INVESTORS VALUE FUND
Year Ended December 31, 1999................................      $13,974
Year Ended December 31, 2000................................      $42,711

STRATEGIC BOND FUND
Year Ended December 31, 1999................................      $ 6,536
Year Ended December 31, 2000................................      $10,005

TOTAL RETURN FUND
Year Ended December 31, 1999................................      $ 5,893
Year Ended December 31, 2000................................      $10,089

SMALL CAP GROWTH FUND
Year Ended December 31, 1999................................      $    97
Year Ended December 31, 2000................................      $ 2,350

                                   DISTRIBUTOR

CFBDS, located at 21 Milk Street, Boston, Massachusetts 02109, serves as each fund's distributor pursuant to a distribution contract. CFBDS is a wholly owned subsidiary of Signature Financial Group, Inc.

                                    EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund directors and officers who are not directors, officers or employees of the fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                          CUSTODIAN AND TRANSFER AGENT


Custodian. PNC Bank, N.A., located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as each fund's custodian. PNC Bank (the 'Custodian'), among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. The custodian neither determines the funds' investment policies, nor decides which securities each fund will buy or sell. For these services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.



Transfer Agent. PFPC Global Fund Services, Inc. (the 'transfer agent'), located at P.O. Box 5127, Westborough, Massachusetts 01581-5127, serves as each fund's transfer agent. The transfer agent registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for each fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.


                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

                                     COUNSEL

Simpson Thacher & Bartlett serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

Piper & Marbury Rudnick & Wolfe L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds' Prospectus.

                                  CAPITAL STOCK

Pursuant to current interpretations of the 1940 Act, the fund anticipates that each Participating Insurance Company will solicit voting instructions from VA contract and VLI policy owners with respect to any matters that are presented to a vote of shareholders, and will vote shares in proportion to the voting instructions received. Plans will vote shares as required by applicable law and governing Plan documents.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


As of March 27, 2001, GE Life & Annuity Assurance Co. owned more than 25% of the outstanding voting securities of Strategic Bond Fund, Investors Fund and Total Return Fund and Citigroup and its affiliates owned a significant percentage of the outstanding shares of each Fund except the Strategic Bond Fund and Total Return Fund, and consequently, each may be deemed to be a 'control person,' as defined in the 1940 Act, of such funds.


Shares of each fund are entitled to such dividends and distributions out of the assets belonging to that fund as are declared in the discretion of the Board of Directors. In determining the net asset value of a fund, assets belonging to a fund are charged with the direct liabilities in respect of that fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the Company' charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular fund are conclusive.

                              FINANCIAL STATEMENTS


The Company's annual report for the fiscal year ended December 31, 2000 is incorporated herein by reference in its entirety.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P'S COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, a fund's investment manager will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's, or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                S  A  L  O  M  O  N     B  R  O  T  H  E  R  S

                           Variable Series Funds Inc

                                  A n n u a l
                                  R e p o r t
                                    2 0 0 0

                              December 31, 2000



                              .   INVESTORS FUND

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You

Dear Shareholder:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Investors Fund ("Fund") for the year ended December 31, 2000./1/ This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and current Fund holdings, along with the audited financial statements for the year ended December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Investment Strategy

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. And while no guarantees can be made, we are confi-dent that our value strategy should continue to reward shareholders over time.

Performance Update

The Fund's shares returned 15.24%/2/ for the year ended December 31, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500")/3/ and the Lipper Inc./4/ peer group average of large-cap value funds returned a negative 9.10% and 1.32%, respectively, for the same period.

Market Review

The stock market retreated from its five-year record of 20% plus returns in 2000, as the S&P 500 declined 9.10%. In several respects, the stock market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a number of large-cap growth stocks (primarily in the technology sector) that had fueled the market's performance in prior years penalized performance in 2000. The technology sector of the S&P 500, which gained 75% in 1999, declined 40% in 2000. The utilities sector, which was the worst-performing sector in 1999, was the best-performing

________
/1/ The Fund is an underlying investment option of variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

/2/ The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity of contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.

/3/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

/4/ Lipper Inc. is a major fund-tracking organization.

group in 2000, posting a 54% return. Value stocks,/5/ which had underperformed for several years, had a strong year. The Standard & Poor's Barra Value Index/6/ gained 6% versus a 22% decline in the Standard & Poor's Barra Growth Index./7/

In our view, the S&P 500 was vulnerable because a number of the largest stocks in the S&P 500 had very high valuations. As some of those stocks faltered, they had a significant impact on the S&P 500 due to its market capitalization weighting. For example, Microsoft Corp., Lucent Technologies Inc., WorldCom Inc., Dell Computer Corp. and America Online Corp. all declined more than 50%. Microsoft, which represented 4.9% of the S&P 500 at the beginning of 1999, fell 63% during the year ended December 31, 2000. On an equal weighted basis, the S&P 500 actually rose 12% during 2000, which demonstrates the negative impact that many large-capitalization stocks had on the S&P 500.

The stock market started 2000 with the same strong momentum that had driven performance in the prior year. In the first two months of the year, the technology sector continued to reach new highs, but by mid March investors began to take profits. The Nasdaq Composite Index/8/, which had been up as much as 24% in the first ten weeks of 2000, declined precipitously from that point on and finished the year down 39%, its worst performance since its inception in 1971. Defensive sectors, such as utilities, healthcare, financials and consumer staples benefited from the rotation out of technology. Technology stocks rallied in August but gave back those gains in September. The decline in the technology sector accelerated dramatically during the fourth quarter of 2000. Earnings pre-announcements and revenue growth concerns at a number of high-profile technology companies fueled the decline.

HIGHLIGHTS

At the beginning of 2000, the Fund took advantage of the market's fixation on the technology sector by continuing to reduce its tech holdings and adding to sectors that had fallen out of favor like healthcare, financials and consumer staples. The Fund benefited from these moves as investors rotated out of technology and into more defensive sectors in the early spring of 2000. The Fund remained relatively overweight in consumer staples throughout the year, which aided performance. (Of course, past performance is not indicative of future results.)

The top four contributors to the Fund's performance during the reporting period all came from the consumer staples sector. They included The Pepsi Bottling Group, Inc, R.J. Reynolds Tobacco Holdings, Inc., Philip Morris Companies and Safeway, Inc. These four stocks accounted for more than half of the Fund's performance. As in the broad market, technology and

____________
/5/ Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

/6/ The Standard & Poor's Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower price-to-book ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.

/7/ Standard & Poor's Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher price-to-book ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.

/8/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non- U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

communication stocks penalized performance. WorldCom, Inc., National Semiconductor Corp., Gateway Inc., Compaq Computer Corp. and Computer Associates International Inc. filled out the bottom of the list.

OUTLOOK

We expect the stock market to remain choppy in the first half of 2001. The U.S. economy is clearly decelerating much more quickly than most investors had expected. As a result, we expect to see continued weakness in corporate profits across many different industries. Although the Federal Reserve Board is expected to continue cutting interest rates, these rate cuts typically take time to work their way through the economy. As we look toward the second half of 2001, we do expect stronger performance in the stock market as the economy recovers. Lower interest rates, lower energy costs and stabilization of the stock market should help moderate the economic slowdown that we expect in the first half of the year.

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we reduced the weightings of certain defensive sectors, including healthcare and consumer staples, as a result of their strong performance. We have taken advantage of the weakness in technology to add modestly to selected positions in the technology sector. We are currently focused on adding to positions that we believe will outperform as the economy recovers. And while no assurances can be made, overall, we believe that the Fund is well-positioned for this type of environment.

We appreciate your investment with the Salomon Brothers Variable Investors Fund and we look forward to serving your financial needs in the years ahead.

Cordially,


/s/ Heath B. McLendon                     /s/ John B. Cummingham


Heath B. McLendon                         John B. Cummingham
Chairman and President                    Vice President

January 12, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is of December 31, 2000 and is subject to change.

The graph to the right depicts the performance of the Investors Fund versus the Standard & Poor's 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE (unaudited) SALOMON BROTHERS VARIABLE INVESTORS FUND Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Index

                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

---------------------------------------------------------------------------------------------------------
Historical Performance
---------------------------------------------------------------------------------------------------------
                                      Net Asset Value
                                      ---------------
                                    Beginning      End        Income       Capital Gain       Total
Year Ended                           of Year     of Year     Dividends     Distributions     Returns+
=========================================================================================================
12/31/00                            $ 12.23      $ 13.59     $ 0.10            $ 0.41         15.24%
---------------------------------------------------------------------------------------------------------
12/31/99                              11.01        12.23       0.06              0.00         11.65
---------------------------------------------------------------------------------------------------------
2/17/98*-- 12/31/98                   10.00        11.01       0.05              0.00         10.55++
=========================================================================================================
                                                             $ 0.21            $ 0.41
=========================================================================================================

---------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------------------
Year Ended 12/31/00                                                                           15.24%
---------------------------------------------------------------------------------------------------------
2/17/98* through 12/31/00                                                                     13.07
=========================================================================================================

---------------------------------------------------------------------------------------------------------
Cumulative Total Return+
---------------------------------------------------------------------------------------------------------
2/17/98* through 12/31/00                                                                     42.24%
=========================================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*  Commencement of operations.

Schedule of Investments
December 31, 2000


  Shares                           Security                             Value
--------------------------------------------------------------------------------
 COMMON STOCK -- 88.4%
 Basic Industries -- 4.7%
   89,100  Alcoa Inc...............................................   $2,984,850
   36,200  The Dow Chemical Co.....................................    1,325,825
   58,300  International Paper Co..................................    2,379,369
                                                                      ----------
                                                                       6,690,044
                                                                      ----------

 Capital Goods -- 2.4%
   34,100  Honeywell International Inc.............................    1,613,356
   43,700  Ingersoll-Rand Co.......................................    1,829,938
                                                                      ----------
                                                                       3,443,294
                                                                      ----------

 Communications -- 9.1%
   27,600  ALLTEL Corp.............................................    1,723,275
   55,100  AT&T Corp...............................................      953,919
   57,200  General Motors Corp., Class H Shares+...................    1,315,600
  213,000  Genuity Inc.+...........................................    1,078,313
   45,300  SBC Communications Inc..................................    2,163,075
   81,100  Verizon Communications Inc. ............................    4,065,138
  126,000  WorldCom, Inc.+.........................................    1,764,000
                                                                      ----------
                                                                      13,063,320
                                                                      ----------

 Consumer Cyclicals -- 5.7%
   61,600  Costco Wholesale Corp.+*................................    2,460,150
   94,400  Federated Department Stores, Inc.+......................    3,304,000
   76,500  Target Corp.............................................    2,467,125
                                                                      ----------
                                                                       8,231,275
                                                                      ----------

 Consumer Non-Cyclicals -- 14.8%
   53,600  AT&T Corp. - Liberty Media, Class A Shares+.............      726,950
    4,300  Coca-Cola Enterprises Inc...............................       81,700
   44,800  The Gillette Co. .......................................    1,618,400
   39,400  Kimberly-Clark Corp. ...................................    2,785,186
   67,000  McDonald's Corp.*.......................................    2,278,000
   64,300  The News Corp. Ltd., ADR ...............................    1,868,719
   65,700  The Pepsi Bottling Group, Inc. .........................    2,623,894
   55,800  Philip Morris Cos. Inc. ................................    2,455,200
   52,000  R.J. Reynolds Tobacco Holdings, Inc.....................    2,535,000
   87,000  Ralston Purina Group....................................    2,272,875
   31,500  Safeway Inc.+...........................................    1,968,750
                                                                      ----------
                                                                      21,214,674
                                                                      ----------

 Energy -- 8.0%
   20,900  Amerada Hess Corp. .....................................    1,527,006
   37,800  Burlington Resources Inc................................    1,908,900
   74,800  Conoco Inc., Class A Shares.............................    2,141,150
   32,200  Royal Dutch Petroleum Co., NY Shares....................    1,950,113
   29,200  Total Fina S.A. ADR.....................................    2,122,475
   23,500  Transocean Sedco Forex Inc. ............................    1,081,000
   26,200  USX-Marathon Group......................................      727,050
                                                                      ----------
                                                                      11,457,694
                                                                      ----------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)


  Shares                          Security                             Value
--------------------------------------------------------------------------------
 Financial Services -- 20.2%
   22,700  American Express Co. .................................   $  1,247,081
   18,200  American General Corp. ...............................      1,483,300
   44,100  Bank of America Corp..................................      2,023,087
   57,800  The Bank of New York Co., Inc. .......................      3,189,837
   52,900  The Chase Manhattan Corp.++...........................      2,403,644
   24,400  Comerica Inc..........................................      1,448,750
   75,500  FleetBoston Financial Corp............................      2,835,969
   28,300  Freddie Mac...........................................      1,949,162
   43,300  Household International, Inc..........................      2,381,500
   35,500  MBNA Corp.............................................      1,311,281
   28,600  Morgan Stanley Dean Witter & Co. .....................      2,266,550
   25,100  SunTrust Banks, Inc. .................................      1,581,300
   68,200  U.S. Bancorp..........................................      1,990,588
   55,100  Washington Mutual, Inc................................      2,923,744
                                                                    ------------
                                                                      29,035,793
                                                                    ------------

 Health Care -- 3.5%
   16,900  American Home Products Corp...........................      1,073,995
   17,400  Merck & Co., Inc......................................      1,629,075
   51,100  Novartis A.G. ADR ....................................      2,286,725
                                                                    ------------
                                                                       4,989,795
                                                                    ------------

 Real Estate Investment Trust -- 0.8%
   10,400  Boston Properties, Inc................................        452,400
   23,700  Equity Office Properties Trust........................        773,212
                                                                    ------------
                                                                       1,225,612
                                                                    ------------

 Technology -- 14.9%
   90,800  3Com Corp.+...........................................        771,800
  161,800  Compaq Computer Corp..................................      2,435,090
   50,000  Computer Associates International, Inc. ..............        975,000
   77,500  Dell Computer Corp.+..................................      1,351,406
   67,300  Gateway Inc.+.........................................      1,210,727
   51,300  Hewlett-Packard Co....................................      1,619,156
   17,900  Intel Corp............................................        541,475
   31,500  International Business Machines Corp. ................      2,677,500
   96,900  Motorola, Inc.........................................      1,962,225
   69,400  National Semiconductor Corp.+.........................      1,396,675
   39,400  Palm, Inc.+...........................................      1,115,513
   56,300  SCI Systems, Inc.+....................................      1,484,913
   61,500  Solectron Corp.+......................................      2,084,850
   29,900  Tellabs, Inc.+........................................      1,689,350
                                                                    ------------
                                                                      21,315,680
                                                                    ------------

 Transportation -- 1.8%
   44,200  Canadian National Railway Co..........................      1,312,187
   42,600  Canadian Pacific Ltd..................................      1,216,762
                                                                    ------------
                                                                       2,528,949
                                                                    ------------

 Utilities -- 2.5%
   19,800  The Coastal Corp......................................      1,748,587
   44,800  The Williams Cos., Inc................................      1,789,200
                                                                    ------------
                                                                       3,537,787
                                                                    ------------
           TOTAL COMMON STOCK (Cost -- $117,895,470).............    126,733,917
                                                                    ------------

                       See Notes to Financial Statements.

Schedule of Investments
December 31, 2000 (continued)

 Face Amount                       Security                           Value

-------------------------------------------------------------------------------

 CONVERTIBLE CORPORATE BONDS -- 0.1%
 Communications -- 0.1%
 $   150,000 NTL Inc., 7.000% due 12/15/08 (Cost -- $166,800)...   $    116,063
                                                                   ------------

 Contracts
 ---------
 PURCHASED OPTIONS+ -- 0.0%
             Costco Wholesale Corp., Put @ $32.50, Expire
          72 1/20/01............................................          2,250
         115 McDonald's Corp., Put @ $30.00, Expire 1/20/01.....          2,156
                                                                   ------------
             TOTAL PURCHASED OPTIONS
             (Cost -- $24,908)..................................          4,406
                                                                   ------------

             SUB-TOTAL INVESTMENTS
             (Cost -- $118,087,178).............................    126,854,386
                                                                   ------------

 Face Amount
 -----------
 REPURCHASE AGREEMENT -- 11.5%
 $16,433,000 Warburg Dillon Read LLC, 5.950% due 1/2/01;
              Proceeds at maturity -- $16,443,864;
              (Fully collateralized by U.S. Treasury Bonds,
              7.875% due 8/15/01;
              Market value -- $16,762,043) (Cost --
              $16,433,000)......................................     16,433,000
                                                                   ------------

             TOTAL INVESTMENTS -- 100%
             (Cost -- $134,520,178**)...........................   $143,287,386
                                                                   ============

------
 +  Non-income producing security.
 * The following securities were held in escrow at December 31, 2000, to cover outstanding call options written:

                                Market Value
     Securities Held                 of                              Number of
        in Escrow        Shares  Securities   Written Call Options   Contracts
  ----------------------------------------------------------------------------

  Costco Wholesale Corp.  7,200   $287,550   Costco Wholesale Corp.,     72
                                              1/20/01 @ $35.00
  McDonald's Corp.       11,500    391,000   McDonald's Corp.,          115
                                              1/20/01 @ $35.00

 ++ On January 2, 2001 Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
**  Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviation used in this schedule:
 ADR -- American Depository Receipt.


                       See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
 Investments, at value (Cost -- $118,087,178)..................... $126,854,386
 Repurchase agreement, at value (Cost -- $16,433,000).............   16,433,000
 Cash.............................................................          276
 Receivable for Fund shares sold..................................      332,312
 Dividend and interest receivable.................................      192,239
 Deferred organization costs......................................       13,336
                                                                   ------------
 Total Assets.....................................................  143,825,549
                                                                   ------------
LIABILITIES:
 Payable for securities purchased.................................    1,297,723
 Management fee payable...........................................       72,822
 Written options, at value (Premiums received -- $19,703) (Note
  5)..............................................................       48,047
 Administration fee payable.......................................        5,202
 Accrued expenses.................................................       71,920
                                                                   ------------
 Total Liabilities................................................    1,495,714
                                                                   ------------
Total Net Assets.................................................. $142,329,835
                                                                   ============
NET ASSETS:
 Par value of capital shares...................................... $     10,477
 Capital paid in excess of par value..............................  131,663,991
 Undistributed net investment income..............................          760
 Accumulated net realized gain on investments and options.........    1,915,743
 Net unrealized appreciation of investments and options...........    8,738,864
                                                                   ------------
Total Net Assets.................................................. $142,329,835
                                                                   ============
Shares Outstanding................................................   10,476,963
                                                                   ------------
Net Asset Value, per share........................................       $13.59
                                                                   ------------

                       See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
 Dividends........................................................  $ 1,328,872
 Interest.........................................................      406,231
 Less: Foreign withholding tax....................................      (13,145)
                                                                    -----------
 Total Investment Income..........................................    1,721,958
                                                                    -----------

EXPENSES:
 Management fee (Note 2)..........................................      597,953
 Administration fee (Note 2)......................................       42,711
 Audit and legal..................................................       39,183
 Shareholder communications.......................................       34,350
 Registration fees................................................       22,315
 Custody..........................................................       15,184
 Shareholder and system servicing fees............................        9,684
 Amortization of deferred organization costs......................        6,228
 Directors' fees..................................................        4,732
 Other............................................................        7,896
                                                                    -----------
 Total Expenses...................................................      780,236
                                                                    -----------
Net Investment Income.............................................      941,722
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
 (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)..........    6,167,770
 Options purchased................................................      (54,153)
 Options written..................................................      222,400
                                                                    -----------
 Net Realized Gain................................................    6,336,017
                                                                    -----------

 Change in Net Unrealized Appreciation of Investments and Options:
 Beginning of year................................................    3,812,813
 End of year......................................................    8,738,864
                                                                    -----------
 Increase in Net Unrealized Appreciation..........................    4,926,051
                                                                    -----------
Net Gain on Investments and Options...............................   11,262,068
                                                                    -----------
Increase in Net Assets From Operations............................  $12,203,790
                                                                    ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                          2000         1999
                                                      ------------  -----------
OPERATIONS:
 Net investment income..............................  $    941,722  $   254,537
 Net realized gain (loss)...........................     6,336,017      (17,460)
 Increase in net unrealized appreciation............     4,926,051    2,451,587
                                                      ------------  -----------
 Increase in Net Assets From Operations.............    12,203,790    2,688,664
                                                      ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................      (939,796)    (265,202)
 Net realized gains.................................    (4,116,787)          --
                                                      ------------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................    (5,056,583)    (265,202)
                                                      ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares...................    89,774,409   42,532,124
 Net asset value of shares issued for reinvestment
  of dividends......................................     5,056,583      265,202
 Cost of shares reacquired..........................   (12,190,297)  (5,716,552)
                                                      ------------  -----------
 Increase in Net Assets From Fund Share
  Transactions......................................    82,640,695   37,080,774
                                                      ------------  -----------
Increase in Net Assets..............................    89,787,902   39,504,236
NET ASSETS:
 Beginning of year..................................    52,541,933   13,037,697
                                                      ------------  -----------
 End of year*.......................................  $142,329,835  $52,541,933
                                                      ============  ===========
* Includes undistributed net investment income of:..          $760           --
                                                      ============  ===========


                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2000, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)

SBAM also acts as administrator to the Fund. As compensation for its services, the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the year ended December 31, 2000, Salomon Smith Barney Inc., another subsidiary of SSBH, and its affiliates received brokerage commissions of $2,256.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases......................................................... $119,662,927
                                                                   ============
Sales............................................................. $ 52,253,322
                                                                   ============

At December 31, 2000, the aggregate gross unrealized appreciation and deprecia-tion of investments for Federal income tax purposes were substantially as fol-lows:

Gross unrealized appreciation..................................... $ 19,004,252
Gross unrealized depreciation.....................................  (10,237,044)
                                                                   ------------
Net unrealized appreciation....................................... $  8,767,208
                                                                   ============

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held purchased put options with a total cost of $24,908.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call

Notes to Financial Statements
(continued)

option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 2000:

                                                            Number of
                                                            Contracts Premiums
                                                            --------- ---------
Options written, outstanding at December 31, 1999..........    220    $ 117,925
Options written............................................    793      187,077
Options canceled in closing purchase transactions..........   (463)    (167,485)
Options exercised .........................................    (52)     (43,062)
Options expired............................................   (311)     (74,752)
                                                              ----    ---------
Options written, outstanding at December 31, 2000..........    187    $  19,703
                                                              ====    =========

The following represents the written call option contracts open at December 31, 2000:

 Number of                                                     Strike
  Contracts                                         Expiration Price   Value
 ----------                                         ---------- ------ --------
     72     Costco Wholesale Corp................    1/20/01    $35   $(40,500)
    115     McDonald's Corp......................    1/20/01     35     (7,547)
                                                                      --------
            Total Options Written (Premiums
             received -- $19,703)................                     $(48,047)
                                                                      ========

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2000, the Fund did not hold any TBA securities.

Notes to Financial Statements
(continued)

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund did not have any securities on loan.

9. Capital Stock

At December 31, 2000, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                              Year Ended        Year Ended
                                           December 31, 2000 December 31, 1999
                                           ----------------- -----------------
Shares sold...............................     6,754,880         3,579,315
Shares issued on reinvestment of
 dividends................................       373,180            21,756
Shares reacquired.........................      (946,316)         (489,624)
                                               ---------         ---------
Net Increase..............................     6,181,744         3,111,447
                                               =========         =========

Financial Highlights

For a share of capital stock outstanding for the year ended December 31:

                                                     2000     1999    1998(1)
                                                   --------  -------  -------
Net Asset Value, Beginning of Year................   $12.23   $11.01   $10.00
                                                   --------  -------  -------
Income From Operations:
 Net investment income (2)........................     0.10     0.06     0.05
 Net realized and unrealized gain ................     1.77     1.22     1.01
                                                   --------  -------  -------
 Total Income From Operations.....................     1.87     1.28     1.06
                                                   --------  -------  -------
Less Distributions From:
 Net investment income............................    (0.10)   (0.06)   (0.05)
 Net realized gains...............................    (0.41)      --       --
 Capital..........................................       --       --    (0.00)*
                                                   --------  -------  -------
 Total Distributions..............................    (0.51)   (0.06)   (0.05)
                                                   --------  -------  -------
Net Asset Value, End of Year......................   $13.59   $12.23   $11.01
                                                   ========  =======  =======
Total Return (3)..................................    15.24%   11.65%   10.55%++
Net Assets, End of Year (000s).................... $142,330  $52,542  $13,038
Ratios to Average Net Assets:
 Expenses (2)(4)..................................     0.91%    0.98%    1.00%+
 Net investment income............................     1.10     0.91     1.14+
Portfolio Turnover Rate...........................       65%      51%      62%

------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                    Decrease in Net  Expense Ratios Without
                                   Investment Income   Fee Waivers and/or
                                       Per Share     Expense Reimbursements
                                   ----------------- ----------------------
           1999...................       $0.01                1.15%
           1998...................        0.04                2.07+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund ("Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2001


--------------------------------------------------------------------------------

      Tax Information
      (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

  . A corporate dividends received deduction of 23.86%.

  . Total long-term capital gain distributions paid of $1,569,354.

Salomon Brothers Variable Series Funds Inc

Investment Manager
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

Custodian
      PFPC Trust Company
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

Legal Counsel
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

Independent Accountants
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

Officers
Heath B. Mclendon
      Chairman and President
Lewis E. Daidone
      Executive Vice President and Treasurer
Ross S. Margolies
      Executive Vice President
Beth A. Semmel
      Executive Vice President
Peter J. Wilby
      Executive Vice President
George J. Williamson
      Executive Vice President
John B. Cunningham
      Vice President
Anthony Pace
      Controller
Christina T. Sydor
      Secretary

Directors
Charles F. Barber
      Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
      Consultant, Colman Consulting
Daniel P. Cronin
      Vice President-General Counsel,
      Pfizer International Inc.
Heath B. Mclendon
      Chairman and President;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

                                ====================
                                Salomon Brothers
                                ====================
                                Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS

DECEMBER 31, 2000


                               [UMBRELLA LOGO]




                The Travelers Series Trust:

                NWQ Large Cap Portfolio
                Jurika & Voyles Core Equity Portfolio






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series
Trust -- NWQ Large Cap Portfolio and the Jurika & Voyles Core Equity Portfolio ("Portfolio(s)")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

 The Performance of the Travelers Series Trust (12/31/99-12/31/00)(2)
----------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................    11.59%
Jurika & Voyles Core Equity Portfolio.......................     11.27

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in 2000. Those markets comprised of more speculative stocks were most negatively impacted in 2000. Full-year returns followed the same pattern -- a startling contrast to 1999 when most stock markets dramatically increased.

The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% during the year ended December 31, 2000. The Russell 1000 Value Index(4) bucked the down-trend that was prevalent in most market indices, rising a modest 7.01% during the same period. The generally faster growing stocks that comprise the Nasdaq Composite Index,(5) however, fell 39.29% in 2000, its worst year since its inception in 1971. The Nasdaq Composite Index's heavy technology component exacerbated the decline, as many investors sold their technology-related issues due to concerns regarding the valuations assigned to most stocks in the sector. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the previous year's performance. In 1999 the NASDAQ rose 85.59% -- its best year since 1971, primarily due to the performance of technology stocks. But with the decline of last year, the Nasdaq gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings -- or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings growth estimates rose. The sector hit its peak in March 2000, then dramatically weakened as it became clearer that the growth of the U.S. economy and earnings estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that most investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus estimates for S&P 500 operating earnings for 2001 slipped from a high of $63.25 to $62.15 over its course of the last year. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

---------------

 1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 These performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

 3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 4 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

 5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

NWQ LARGE CAP PORTFOLIO

For the year ended December 31, 2000, the NWQ Large Cap Portfolio ("Portfolio") returned 11.59%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The year 2000 proved to be a volatile time in the stock markets, with vicious rotation across sectors of the economy during the period. During the first and second quarters of 2000, first the technology sector continued the sector rise, then corrected sharply in March and April 2000, only to rebound in June. Overall in the first half of 2000, growth stocks(6) continued to outpace value stocks.(7)

Even as it became apparent that the Federal Reserve Board ("Fed") would likely step in to raise interest rates in an attempt to moderate the torrid pace of economic growth, investors' rationale was that technology companies, in particular, would sidestep any cyclical pressures because of inevitable capital expenditures for infrastructure for the Internet and advanced telecommunications.

Nevertheless, over the remainder of the year, investors came to question the stratospheric valuations put on high-growth stocks, not to mention the lack of economic substance in many Internet initial public offerings ("IPOs") and the crush of sellers trying to exit these one-time favorites caused growth stocks to decline precipitously in the second half of 2000.

Meanwhile, value stocks, completely ignored for so long, began to revive. During the second half of the year, the Russell 1000 Value Index astoundingly outpaced the Russell 1000 Growth Index(8). The Russell 1000 Value Index returned a positive 11.74% versus a negative 26.72% for the Russell 1000 Growth Index.

During the period, the Portfolio did more than keep pace with these indices returns. Positive contributions were notable from stocks that had higher visibility of earnings growth as investors came to worry about the economy, such as Philip Morris Co., Inc. and CVS Corp. Insurance issues such as American International Group, Inc. and Hartford Financial Services Group, Inc benefited from an improved bond market and a perception that their pricing cycle had improved, and other financial holdings such as Fannie Mae and Wells Fargo & Co. also helped returns. The energy holdings, particularly oil service and exploration companies, were substantial contributors to the Portfolio's performance.

On the negative side, the continuing pricing problems in the telecommunications business dogged stocks in that sector, which is overweighted in the Portfolio. Other negative influences included profit pressures on the chemical industry from rising raw materials costs and expected slower demand as well as the strength of the U.S. dollar. In most cases, the managers retained these positions, because they thought the prices more than reflect any short-term decline in profitability and, they believed their patience may be rewarded. When they found fundamental problems of greater magnitude or longer duration than expected, companies were eliminated from the Portfolio, such as Computer Associates International Inc. and Unum Provident Corp.

At this point it is clear to the managers that the economy is decelerating abruptly. The Fed has already instituted a 50 basis point(9) decrease in the federal funds rate ("fed funds rate")(10) in early January 2001 and is expected to act again to lower interest rates soon.(11)

While both the growth of the U.S. economy and corporate profits are likely to decline in 2000, the managers do not foresee a true recession. Many of the influences which may cause some short-term economic pain, such as somewhat higher unemployment and suppressed consumer demand, may accomplish the beneficial moderation of activity that the Fed intended by its tightening actions last year without causing any lasting harm to the country's growth rate.

In terms of the value approach to stock investing, the managers are confident that their emphasis on fundamental analysis of out-of-favor stocks may continue to benefit the Portfolio's returns. The managers acknowledge that the business environment may be treacherous for the current year, and they will be watching closely the progress of each company's response to the challenges and opportunities such an environment provides. In their opinion, the market may continue to brutalize stocks which are overvalued and not meeting expectations, yet the managers believe that the stocks in the Portfolio, which reflect moderate expectations at reasonable prices, may outpace the overall returns of the broad market. (Of course, no guarantees can be given that the managers' expectations will be met.)

---------------

 6 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

 7 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

 8 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

 9 A basis point is 0.01% or one one-hundredth of a percent.

10 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

11 On January 31, 2001, after this commentary was written, the Fed cut interest rates an additional 50 basis points.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

For the year ended December 31, 2000, the Jurika & Voyles Core Equity Portfolio ("Portfolio") returned 11.27%. In comparison, the S&P 500 returned a negative 9.10% during the same period. Past performance is not indicative of future results.

The managers seek to invest in what they believe to be quality companies with the potential for growth in earnings or cash flow and have durable business models. The managers look to purchase companies when they believe the company's stock is undervalued relative to the market and/or peer group.

The managers have been writing for the last several years that stocks of many high-quality growth companies had been bid up to levels offering very little opportunity. In the managers' view, investors faced significant risks in chasing them. These stocks became increasingly dominant in the broad market averages as momentum investors pushed them higher and the indices were changed to include more technology companies. The managers cautioned against overpaying for growth and reminded investors of the history of market cycles.

In 2000, many of these large growth stocks suffered significant losses and the Nasdaq Composite Index lost nearly half its value from the peak levels reached last spring. Many smaller technology and dot-com companies lost over 95% of their value. In this environment, the managers are pleased to report that the stock portion of the Portfolio generated strong positive returns for 2000, substantially outperforming the broad market averages in a very challenging period.

Earlier in 2000, the managers took substantial profits from the technology sector. During the second half of the year the managers added to the Portfolio's technology holdings -- taking advantage of the historic correction there.

The largest contribution to the Portfolio's returns came from the utility and financial sectors. The consumer sector was the largest investment in the Portfolio and was the biggest contributor to the Portfolio's solid fourth quarter returns. In addition, the energy, transportation and industrial sectors provided meaningful returns. On the downside, the technology sector was a drag on performance during the period.

Overall, the managers remain extremely confident in the companies that are held within the Portfolio. The managers believe these companies are quality businesses trading at reasonable valuations with better-than-average earnings growth. The managers' focus remains, as always, on searching for quality companies at realistic valuations. And while no assurances can be given, this helps to minimize risk and provides strong upside potential.

In the managers' opinion, the stock market next year may be tossed between the crosscurrents of a slowing U.S. economy with very little profit growth and an easier credit stance at the Fed. Moreover, the stock market may even get some fiscal stimulus from tax cuts. It is hard to predict at this time which force will prevail, but the managers remain convinced that companies whose earnings have the potential to grow in a slowing economy and whose stocks sell at reasonable valuations should continue to provide solid potential returns. (Again, of course there are no guarantees that this will occur.)

Thank you for investing in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 11, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 5 THROUGH 10 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- NWQ LARGE CAP PORTFOLIO AS OF 12/31/00 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Year Ended 12/31/00                  11.59%
    7/20/98* through 12/31/00             4.49%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/00            11.35%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                 NWQ LARGE CAP PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                 -----------------------        ---------------------------------
7/20/98                                                                   10000                               10000
12/98                                                                      9506                               10454
6/99                                                                      10923                               11748
12/99                                                                      9979                               12653
6/00                                                                      10021                               12598
12/31/00                                                                  11135                               11501

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- JURIKA & VOYLES CORE EQUITY PORTFOLIO AS OF 12/31/00 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Year Ended 12/31/00                  11.27%
    7/20/98* through 12/31/00            10.09%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/00            26.54%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                               JURIKA & VOYLES CORE EQUITY
                                                                        PORTFOLIO               STANDARD & POOR'S 500 STOCK INDEX
                                                               ---------------------------      ---------------------------------
7/20/98                                                                   10000                               10000
12/98                                                                     10308                               10454
6/99                                                                      11031                               11748
12/99                                                                     11372                               12653
6/00                                                                      11892                               12598
12/31/00                                                                  12654                               11501

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.8%
-----------------------------------------------------------------------------------------
AUTO/TRACK PARTS & EQUIPMENT -- 3.8%
    41,600    Delphi Automotive Systems Corp. ............................    $   468,000
    19,229    Ford Motor Co. .............................................        450,680
-----------------------------------------------------------------------------------------
                                                                                  918,680
-----------------------------------------------------------------------------------------
BROADCAST -- 2.0%
    36,500    AT&T Corp. - Liberty Media Corp., Class A Shares+...........        495,031
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.7%
     8,100    Federated Department Stores, Inc.+..........................        283,500
    10,600    Fortune Brands, Inc. .......................................        318,000
     5,900    Kimberly-Clark Corp. .......................................        417,071
     2,400    Minnesota Mining & Manufacturing Co. .......................        289,200
    18,500    Staples, Inc.+..............................................        218,531
     6,500    Time Warner, Inc. ..........................................        339,560
-----------------------------------------------------------------------------------------
                                                                                1,865,862
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.2%
    12,500    CVS Corp. ..................................................        749,219
    28,300    Philip Morris Co. Inc. .....................................      1,245,200
-----------------------------------------------------------------------------------------
                                                                                1,994,419
-----------------------------------------------------------------------------------------
ELECTRICAL - INTEGRATED -- 4.5%
     6,100    DTE Energy Co. .............................................        237,519
    17,800    The Southern Co. ...........................................        591,850
     6,800    Teradyne, Inc.+.............................................        253,300
-----------------------------------------------------------------------------------------
                                                                                1,082,669
-----------------------------------------------------------------------------------------
ENERGY -- 8.4%
     9,500    Coastal Corp. ..............................................        838,969
    16,100    Conoco, Inc., Class B Shares................................        465,894
     7,700    Halliburton Co. ............................................        279,125
     9,400    Weatherford International, Inc.+............................        444,150
-----------------------------------------------------------------------------------------
                                                                                2,028,138
-----------------------------------------------------------------------------------------
FINANCE -- 19.5%
     7,200    American International Group, Inc. .........................        709,650
    12,900    Bank of America Corp. ......................................        591,787
     3,500    The Bear Stearns Cos. Inc. .................................        177,406
     9,600    Chase Manhattan Corp.++.....................................        436,200
     6,600    Countrywide Credit Industries, Inc. ........................        331,650
     8,400    Fannie Mae..................................................        728,700
     8,700    First Union Corp. ..........................................        241,969
    10,000    FleetBoston Financial Corp. ................................        375,625
     6,500    Hartford Financial Services Group, Inc. ....................        459,063
    11,900    Wells Fargo & Co. ..........................................        662,681
-----------------------------------------------------------------------------------------
                                                                                4,714,731
-----------------------------------------------------------------------------------------
FOOD -- 1.1%
     9,700    Albertson's, Inc. ..........................................        257,050
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH -- 4.5%
     5,700    Aetna Inc.+.................................................    $   234,056
     5,500    HCA - The Healthcare Co. ...................................        242,055
    13,900    Tenet Healthcare Corp.+.....................................        617,682
-----------------------------------------------------------------------------------------
                                                                                1,093,793
-----------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 5.1%
     8,700    International Paper Co. ....................................        355,069
    10,000    Praxair, Inc. ..............................................        443,750
    12,000    Rohm & Haas Co. ............................................        435,750
-----------------------------------------------------------------------------------------
                                                                                1,234,569
-----------------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.7%
     7,400    Grant Prideco, Inc.+........................................        162,337
-----------------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 4.2%
     4,231    Anadarko Petroleum Corp. ...................................        300,739
     5,200    Chevron Corp. ..............................................        439,075
     7,900    Tosco Corp. ................................................        268,106
-----------------------------------------------------------------------------------------
                                                                                1,007,920
-----------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.3%
     9,800    Honeywell International, Inc. ..............................        463,663
     9,900    Ingersoll-Rand Co. .........................................        414,562
     3,700    Textron, Inc. ..............................................        172,050
-----------------------------------------------------------------------------------------
                                                                                1,050,275
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 7.5%
     9,500    Agilent Technologies, Inc.+.................................        520,125
     9,600    Hewlett-Packard Co. ........................................        303,000
    10,100    Pitney Bowes, Inc. .........................................        334,562
    11,800    Texas Instruments Inc. .....................................        559,025
     5,500    Thomas & Betts Corp. .......................................         89,031
-----------------------------------------------------------------------------------------
                                                                                1,805,743
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.6%
     6,700    ALLTEL Corp. ...............................................        418,331
    21,035    AT&T Corp. .................................................        364,169
     7,600    BellSouth Corp. ............................................        311,125
     8,000    NTL Inc.+...................................................        191,500
     3,700    Telephone & Data Systems, Inc. .............................        333,000
     9,000    Verizon Communications Inc. ................................        451,125
-----------------------------------------------------------------------------------------
                                                                                2,069,250
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 3.7%
     4,600    Burlington Northern Sante Fe Corp. .........................        130,238
     8,600    Carnival Corp. .............................................        264,988
    10,100    Delta Air Lines, Inc. ......................................        506,893
-----------------------------------------------------------------------------------------
                                                                                  902,119
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $20,780,961)....................     22,682,586
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                            NWQ LARGE CAP PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.2%
$1,506,000    Chase Securities Inc., 5.700% due 1/2/01; Proceeds at
              maturity -- $1,506,954;   (Fully collateralized by U.S.
              Treasury Notes, 8.500% due 2/15/20;   Market
              value -- $1,540,000) (Cost -- $1,506,000)...................    $ 1,506,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $22,286,961*)............    $24,188,586
-----------------------------------------------------------------------------------------

+ Non-income producing security.
++ On January 2, 2001 Chase Manhattan Corp. and J.P. Morgan & Co. merged to form
   J.P. Morgan Chase & Co.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 92.2%
---------------------------------------------------------------------------------------
AIRLINES -- 4.8%
   5,700    AMR Corp.+..................................................    $   223,369
  10,475    Southwest Airlines Co. .....................................        351,227
---------------------------------------------------------------------------------------
                                                                                574,596
---------------------------------------------------------------------------------------
BANKS -- 1.1%
   2,200    Comerica, Inc. .............................................        130,625
---------------------------------------------------------------------------------------
CHEMICALS -- 2.5%
   5,400    OM Group, Inc. .............................................        294,975
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0%
   8,300    Ecolab Inc. ................................................        358,456
---------------------------------------------------------------------------------------
COMPUTERS -- 6.4%
   5,800    Computer Sciences Corp.+....................................        348,725
   4,500    Electronic Data Systems Corp. ..............................        259,875
   5,600    SanDisk Corp.+..............................................        155,400
---------------------------------------------------------------------------------------
                                                                                764,000
---------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 3.1%
   5,300    Kimberly-Clark Corp. .......................................        374,657
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICE -- 5.3%
   7,500    Freddie Mac.................................................        516,563
   3,600    Protective Life Corp. ......................................        116,100
---------------------------------------------------------------------------------------
                                                                                632,663
---------------------------------------------------------------------------------------
ELECTRIC -- 3.9%
   8,500    AES Corp.+..................................................        470,688
---------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
   3,800    Parker-Hannifin Corp. ......................................        167,675
---------------------------------------------------------------------------------------
FOOD -- 6.1%
  19,900    Hormel Foods Corp. .........................................        370,638
  12,000    SYSCO Corp. ................................................        360,000
---------------------------------------------------------------------------------------
                                                                                730,638
---------------------------------------------------------------------------------------
HEALTH CARE -- 3.1%
   4,200    Baxter International, Inc. .................................        370,913
---------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 4.8%
   3,600    Baker Hughes Inc. ..........................................        149,625
   7,100    Cognex Corp.+...............................................        157,088
   5,700    Deere & Co. ................................................        261,131
---------------------------------------------------------------------------------------
                                                                                567,844
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
MEDIA -- 5.5%
   5,400    Interpublic Group of Cos., Inc. ............................    $   229,838
   7,200    The McGraw-Hill Cos., Inc. .................................        422,100
---------------------------------------------------------------------------------------
                                                                                651,938
---------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.2%
   2,200    BJ Services Co.+............................................        151,525
   6,500    Nabors Industries, Inc.+....................................        384,475
   4,400    Santa Fe International Corp. ...............................        141,075
  11,800    Suncor Energy Inc. .........................................        303,113
---------------------------------------------------------------------------------------
                                                                                980,188
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.9%
   4,400    Pfizer, Inc. ...............................................        202,400
   2,261    Pharmacia Corp. ............................................        137,921
---------------------------------------------------------------------------------------
                                                                                340,321
---------------------------------------------------------------------------------------
PIPELINES -- 3.2%
   4,600    Enron Corp. ................................................        382,375
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 2.0%
   1,600    Avalonbay Communities, Inc. ................................         80,200
   1,600    Equity Residential Property Trust...........................         88,500
   1,500    Spieker Properties, Inc. ...................................         75,188
---------------------------------------------------------------------------------------
                                                                                243,888
---------------------------------------------------------------------------------------
RETAIL -- 5.3%
  29,400    Blockbuster, Inc., Class A Shares...........................        246,225
   9,000    Brinker International Inc.+.................................        380,250
---------------------------------------------------------------------------------------
                                                                                626,475
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.4%
   4,900    KLA-Tencor Corp.+...........................................        165,068
   4,400    Rudolph Technologies, Inc.+.................................        132,825
   2,400    STMicroelectronics N.V. ....................................        102,750
---------------------------------------------------------------------------------------
                                                                                400,643
---------------------------------------------------------------------------------------
SOFTWARE -- 5.9%
   7,650    First Data Corp. ...........................................        403,059
   4,800    Remedy Corp.+...............................................         79,500
  19,500    Transaction Systems Architects, Inc., Class A Shares+.......        225,469
---------------------------------------------------------------------------------------
                                                                                708,028
---------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 4.0%
  11,700    3Com Corp.+.................................................         99,450
   6,000    Motorola, Inc. .............................................        121,500
   6,000    Palm, Inc.+.................................................        169,875
   2,800    Scientific-Atlanta, Inc. ...................................         91,175
---------------------------------------------------------------------------------------
                                                                                482,000
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
TELEPHONE -- 2.8%
   6,900    SBC Communications Inc. ....................................    $   329,475
---------------------------------------------------------------------------------------
TRAVEL SERVICES -- 2.6%
   7,300    Sabre Holdings Corp. .......................................        314,813
---------------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.9%
   1,900    United Parcel Service, Inc. ................................        111,741
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $9,382,723).....................     11,009,615
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  FACE
 AMOUNT                               SECURITY                                 VALUE
REPURCHASE AGREEMENT -- 7.8%
$928,000    Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01;
            Proceeds at maturity -- $928,606;   (Fully collateralized by
            U.S. Treasury Notes, 5.250% due 8/15/03;   Market value --
            $950,638) (Cost -- $928,000)................................        928,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $10,310,723*)............    $11,937,615
---------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................  $22,286,961    $10,310,723
----------------------------------------------------------------------------------------
  Investments, at value.....................................  $24,188,586    $11,937,615
  Cash......................................................        1,745             49
  Dividends and interest receivable.........................       32,802         12,224
  Receivable for Fund shares sold...........................       18,201         15,175
  Receivable from manager...................................        6,861         10,904
----------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   24,248,195     11,975,967
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      875,355             --
  Investment advisory fees payable..........................       13,365          6,828
  Administration fees payable...............................        1,069            546
  Accrued expenses..........................................       32,876         26,597
----------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      922,665         33,971
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $23,325,530    $11,941,996
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $21,056,152    $10,218,398
  Undistributed net investment income.......................      222,389         55,571
  Accumulated net realized gain on security transactions....      145,364         41,135
  Net unrealized appreciation of investments................    1,901,625      1,626,892
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $23,325,530    $11,941,996
----------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    2,142,044        984,925
----------------------------------------------------------------------------------------
NET ASSET VALUE.............................................       $10.89         $12.12
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $    83,707    $   57,854
  Dividends.................................................      349,925       103,303
  Less: Foreign withholding tax.............................         (606)         (640)
----------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      433,026       160,517
----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      157,909        77,682
  Audit and legal...........................................       16,908        15,400
  Shareholder and system servicing fees.....................       14,936        15,823
  Administration fees (Note 2)..............................       12,633         6,215
  Shareholder communications................................       11,940         5,000
  Trustees' fees............................................        3,978         3,979
  Custody...................................................        3,578         3,000
  Other.....................................................        4,115         1,500
----------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      225,997       128,599
  Less: Expense reimbursements (Note 2).....................      (15,528)      (24,704)
----------------------------------------------------------------------------------------
  NET EXPENSES..............................................      210,469       103,895
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      222,557        56,622
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding
     short-term securities):
     Proceeds from sales....................................   10,720,111     6,112,079
     Cost of securities sold................................   10,071,673     6,077,399
----------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................      648,438        34,680
----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year......................................      352,037       585,706
     End of year............................................    1,901,625     1,626,892
----------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................    1,549,588     1,041,186
----------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................    2,198,026     1,075,866
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 2,420,583    $1,132,488
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   222,557    $    56,622
  Net realized gain.........................................      648,438         34,680
  Increase in net unrealized appreciation...................    1,549,588      1,041,186
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    2,420,583      1,132,488
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (179,214)       (45,282)
  Net realized gains........................................     (196,662)      (357,874)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (375,876)      (403,156)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    5,459,084      2,313,061
  Net asset value of shares issued for reinvestment of
     dividends..............................................      375,876        403,156
  Cost of shares reacquired.................................   (4,461,692)      (709,583)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    1,373,268      2,006,634
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    3,417,975      2,735,966
NET ASSETS:
  Beginning of year.........................................   19,907,555      9,206,030
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $23,325,530    $11,941,996
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $222,389        $55,571
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   179,046    $   46,214
  Net realized gain (loss)..................................     (297,837)      430,659
  Increase in net unrealized appreciation...................      466,787       317,311
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      347,996       794,184
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................   11,555,100     2,645,856
  Cost of shares reacquired.................................     (458,397)     (403,013)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   11,096,703     2,242,843
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   11,444,699     3,037,027
NET ASSETS:
  Beginning of year.........................................    8,462,856     6,169,003
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $19,907,555    $9,206,030
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $179,046       $46,031
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The NWQ Large Cap and Jurika & Voyles Core Equity Portfolios, ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and seventeen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Jurika & Voyles Core Equity Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the NWQ Large Cap ("NWQ") and Jurika & Voyles Core Equity ("JV") Portfolios. NWQ and JV each pay TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with NWQ Investment Management Co. ("NWQIM") and Jurika & Voyles L.P. ("JVLP"). Pursuant to each sub-advisory agreement, NWQIM and JVLP are responsible for the day-to-day

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio operations and investment decisions for NWQ and JV, respectively. As a result, the following fees are calculated at an annual rate:

          - TAMIC pays NWQIM 0.375% of NWQ's average daily net assets.

          - TAMIC pays JVLP 0.375% of JV's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC, ("SSBC") formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, Travelers Insurance reimbursed expenses in the amounts of $15,528 and $24,704 for NWQ and JV, respectively.

     For the year ended December 31, 2000, JV paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $185. SSB acts as the primary broker for its portfolio agency transactions.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES       SALES
---------------------------------------------------------------------------------------
NWQ Large Cap...............................................  $12,300,054   $10,720,111
Jurika & Voyles Core Equity.................................    7,767,656     6,112,079
---------------------------------------------------------------------------------------

     At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    APPRECIATION
-----------------------------------------------------------------------------------------
NWQ Large Cap...............................................   $3,870,222    $(1,968,597)     $1,901,625
Jurika & Voyles Core Equity.................................    2,464,499       (837,607)      1,626,892
-----------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2000, the Portfolios did not enter into any written call or put option contracts.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2000, the Portfolios had no securities on loan.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
NWQ LARGE CAP PORTFOLIO
Shares sold.................................................          544,654            1,155,790
Shares issued on reinvestment...............................           37,814                   --
Shares reacquired...........................................         (445,848)             (45,158)
------------------------------------------------------------------------------------------------------
Net Increase................................................          136,620            1,110,632
------------------------------------------------------------------------------------------------------
JURIKA & VOYLES CORE EQUITY PORTFOLIO
Shares sold.................................................          198,620              251,624
Shares issued on reinvestment...............................           35,303                   --
Shares reacquired...........................................          (61,774)             (39,371)
------------------------------------------------------------------------------------------------------
Net Increase................................................          172,149              212,253
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

                  NWQ LARGE CAP PORTFOLIO                       2000(1)    1999(1)    1998(2)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................      $9.93      $9.46    $10.00
---------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................       0.11       0.13      0.05
  Net realized and unrealized gain (loss)...................       1.02       0.34     (0.54)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................       1.13       0.47     (0.49)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.08)        --     (0.05)
  Net realized gains........................................      (0.09)        --     (0.00)*
---------------------------------------------------------------------------------------------
Total Distributions.........................................      (0.17)        --     (0.05)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................     $10.89      $9.93     $9.46
---------------------------------------------------------------------------------------------
TOTAL RETURN................................................      11.59%      4.97%    (4.94)%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................    $23,326    $19,908    $8,463
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................       1.00%      0.99%     0.99%+
  Net investment income.....................................       1.05       1.26      1.47+
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................         54%        41%        2%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $15,528, $24,087 and $17,700 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

         PER SHARE DECREASE                   EXPENSE RATIO WITHOUT
      IN NET INVESTMENT INCOME                EXPENSE REIMBURSEMENT
------------------------------------  --------------------------------------
2000           1999            1998    2000            1999            1998
-----          -----          ------  ------          ------          ------
$0.01          $0.02          $0.02   1.07%           1.15%           1.64%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

JURIKA & VOYLES CORE EQUITY PORTFOLIO                           2000(1)    1999(1)    1998(2)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................     $11.33    $10.27     $10.00
---------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................       0.06      0.06       0.04
  Net realized and unrealized gain..........................       1.19      1.00       0.27
---------------------------------------------------------------------------------------------
Total Income From Operations................................       1.25      1.06       0.31
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.05)       --      (0.04)
  Net realized gains........................................      (0.41)       --      (0.00)*
---------------------------------------------------------------------------------------------
Total Distributions.........................................      (0.46)       --      (0.04)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................     $12.12    $11.33     $10.27
---------------------------------------------------------------------------------------------
TOTAL RETURN................................................      11.27%    10.32%      3.08%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................    $11,942    $9,206     $6,169
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................       1.00%     1.00%      0.99%+
  Net investment income.....................................       0.54      0.62       1.01+
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................         64%       68%        26%
-----------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $24,704, $29,926 and $20,200 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

      PER SHARE DECREASE                    EXPENSE RATIO WITHOUT
   IN NET INVESTMENT INCOME                 EXPENSE REIMBURSEMENT
------------------------------          -----------------------------
2000             1999    1998            2000             1999  1998
-----            -----  ------          ------            ----  -----
$0.03            $0.04  $0.03           1.24%             1.40% 1.89%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets each of the years in the two-year period then and financial highlights for each of the years in the two-year period then ended and for the period from July 20, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                          [KPMG LLP Signature]

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

            NWQ Large Cap Portfolio              56.27%
            Jurika & Voyles Core Equity
            Portfolio                             21.69

     - Total long-term capital gain distributions paid:

            Jurika & Voyles Core Equity
            Portfolio                            59,903

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-01) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 2000

[UMBRELLA GRAPHICS]



           THE TRAVELERS SERIES TRUST:

           CONVERTIBLE BOND PORTFOLIO
           STRATEGIC STOCK PORTFOLIO
           DISCIPLINED SMALL CAP STOCK PORTFOLIO
           MFS MID CAP GROWTH PORTFOLIO
           MFS RESEARCH PORTFOLIO







[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series
Trust -- Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (December 31, 1999 -- December 31, 2000)(2)
------------------------------------------------------------------------------------------
Convertible Bond Portfolio.....................................                12.51%
Strategic Stock Portfolio......................................                10.22
Disciplined Small Cap Stock Portfolio..........................                 2.10
MFS Mid Cap Growth Portfolio...................................                 9.29
MFS Research Portfolio.........................................                (5.58)

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. The more speculative the market, the harder the fall. Returns for calendar year 2000 followed the same pattern -- a startling contrast to 1999 when markets went up dramatically.

The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% during the 12 months ended December 31, 2000. The Russell 1000 Value Index(4) bucked the down-trend that was prevalent in most market indices, rising a modest 7.01% during the same period. The generally faster growing stocks that comprise the Nasdaq Composite Index,(5) however, fell 39.29% in 2000, its worst year since its inception in 1971. The Nasdaq Composite Index's heavy technology component exacerbated the decline, as many investors sold their technology-related issues due to concerns regarding the valuations assigned to most stocks in the sector. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the performance of the Nasdaq Composite Index in 1999. In 1999 the Nasdaq Composite Index climbed
85.59% -- its best year since 1971. Technology stocks had a significantly positive impact in 1999. But with the rapid decline of this sector in 2000, the Nasdaq Composite Index gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings -- or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings growth estimates rose. The sector hit its peak in March 2000, then dramatically weakened as it became clearer that the growth of the U.S. economy and earnings estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that most investors were concerned about the level and growth rate of future earnings.

---------------

 1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. Past performance is not indicative of future results

 3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 4 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

 5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus 2001 estimates for the S&P 500 operating earnings have slipped from a high of $63.25 to $62.15 by year end. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy generally decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors enjoyed strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.2%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("Salomon Smith Barney Index"),(7) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. (Past performance is not indicative of future results.)

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Index and the three-month Treasury Bills, returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly -- quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn enabled the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. In response to this rate of growth, the Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The growth of the economy slowed and retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001.(10) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

---------------

 6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

 7 The Salomon Smith Barney Index includes institutionally traded U.S. Treasury
   Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

 8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

 9 A basis point is 0.01% or one one-hundredth of a percent.

10 On January 31, 2001, after this commentary was written the Fed cut interest rates by an additional one half-point.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

CONVERTIBLE BOND PORTFOLIO

The Convertible Bond Portfolio ("Portfolio") seeks to provide investors with current income and capital appreciation by investing in convertible securities and in combinations of non-convertible bonds and warrants or call options that together resemble convertible securities.(11)

For the year ended December 31, 2000, the Portfolio returned 12.51%. In comparison, the Merrill Lynch Investment Grade Convertible Bond Index ("Merrill Lynch Index")(12) returned 3.03% for the same period. Past performance is not indicative of future results.

The Portfolio is managed to have the characteristics of a traditional convertible security, where the convertible price sensitivity averages 50% to 70% of the stock's movement while staying reasonably close to the bond's value, to help protect against large declines in the stock price. The manager typically begins selling issues when they are 50% above their initial offering price.

The end of the fourth quarter of 2000 marked the end of a turbulent year and many convertible bond investors wondered about the opportunities. Absent this year were the rapidly increasing technology and telecommunications convertible securities that dominated market performance in 1999.

According to the manager, the Portfolio's significant outperformance versus the Merrill Lynch Index was driven by several factors, including:

     - The manager's move to an overweight position, relative to the Merrill Lynch Index, in the utilities and energy sectors and underweighted position in technology and telecommunications sectors;

     - The manager's strict valuation discipline that seeks to extract "cheapness" from their robust convertible universe; and

     - The Portfolio's investment-grade bias ahead of flight to quality.

From historical perspectives, the convertible market is approaching more normal valuations. During the period, the rapid deterioration of implied bond floors was swift and unstoppable. Credit spreads(13) widened as earnings estimates were lowered, and as a result, many convertible bond funds realized the dual importance of reasonable valuations and careful assessment of risk.

Looking ahead to 2001, the manager remains positive regarding the prospects of the convertible market. The manager also believes that further Fed action and lower credit spreads stand to benefit convertibles in general and the manager's investment strategy in particular. In addition, the income from the Portfolio should remain relatively high and continue to act as a hedge versus volatile stock markets. (Of course, no guarantees can be given that this will occur.)

STRATEGIC STOCK PORTFOLIO

The Strategic Stock Portfolio ("Portfolio") seeks to provide investors with relatively high yield potential. The managers invest in the ten highest dividend yielding stocks from the Dow Jones Industrial Average ("DJIA")(14) each month. To supplement the original ten DJIA stocks, another fifteen stocks are selected from the S&P 500 based on dividend yield

---------------

11 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date. Warrants are types of securities that, are usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Call options are rights to buy 100 shares of a particular stock index at a predetermined price before a preset deadline, in exchange for a premium.

12 The Merrill Lynch Index comprises of approximately 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. Please note that an investor cannot invest directly in an index.

13 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

14 DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
   Figures for the DJIA include reinvestment of dividends. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

and subject to a high standard of quality ranking by Standard & Poor's. The list of 25 stocks is recreated each month for the investment of new deposits.

For the year ended December 31, 2000, the Portfolio returned 10.22%. In comparison, the DJIA returned negative 4.69% for the same period. Past performance is not indicative of future results.

The second half of 2000 was characterized by an economic slowdown in many global markets, including the U.S. With these slowing U.S. economic conditions, many investors sold growth stocks(15) amid concerns that a slower economy might adversely affect corporate earnings. For their part, central banks throughout the world generally held interest rates steady throughout the second half of 2000.

These shifts in U.S. economic growth, monetary policy and investor sentiment made 2000 a highly volatile and challenging year for large multinational companies. Perhaps the most notable global stock market trend of 2000 was the sharp decline in the technology and telecommunications industry sectors, which many investment professionals attributed to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."

In order to help reduce the effects of recent market volatility, the managers diversified the Portfolio across a number of different sectors. As of December 31, 2000, the Portfolio was allocated in 21 different sectors. Also, as of December 31, 2000, the Portfolio's largest positions were in the chemicals (10.6%), pharmaceuticals (9.1%) and tobacco (8.7%) sectors.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

The Disciplined Small Cap Stock Portfolio ("Portfolio") seeks long-term capital appreciation by investing primarily in the common stocks of companies with relatively small market capitalizations.

For the year ended December 31, 2000, the Portfolio returned 2.10%. In comparison, the Russell 2000 Index(16) returned a negative 3.02% for the same period. Past performance is not indicative of future results.

The Portfolio is designed to provide qualified exposure to the small-capitalization sector of the U.S. stock market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer what are believed to be competitive values.

To a large degree, the performance of the Russell 2000 Index over the past year reflected broader trends in the U.S. economy. When the U.S. economy was growing robustly during the first half of 2000, the growth areas of the small-capitalization stock market also generally grew, and the market leaders early in the period were the stocks that many investors expected would benefit most from a strong economy. The Fed continued to move toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times during the period in an effort to constrain U.S. economic growth and forestall long-dormant inflationary pressures.

The Fed's monetary policies apparently were effective, because the second half of 2000 saw an economic slowdown in the U.S. With these slowing economic conditions, many investors changed their emphasis and sold growth stocks amidst concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value stocks(17) that they believed were selling at more reasonable prices relative to their earnings and other measures of value. The Fed held interest rates steady throughout the second half of 2000.

---------------

15 Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuation.

16 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

17 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

These shifts in U.S. economic growth, monetary policy and investor sentiment made 2000 a highly volatile and challenging year for the U.S. stock market, including small-capitalization stocks. Within the small-capitalization market, performance was widely divergent between growth-oriented stocks such as technology companies and value-oriented stocks such as energy and healthcare providers. That is mainly because, during the first quarter of 2000, many investors turned away from the most highly valued companies and toward more reasonably valued companies.

Perhaps one of the most notable stock market trends of 2000 across all capitalization ranges was the sharp decline in technology, telecommunications and other growth-oriented sectors. After five years of producing annualized gains of more than 20%, the technology-laden Nasdaq Composite Index (which shares some holdings with the Russell 2000 Index but also includes stocks that are too large for inclusion in the Russell 2000 Index) fell nearly 50% between its March 2000 high and its December 2000 low. Many investment professionals attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."

MFS MID CAP GROWTH PORTFOLIO

The MFS Mid Cap Growth Portfolio ("Portfolio") seeks long-term capital appreciation. For the year ended December 31, 2000, the Portfolio returned 9.29%. In comparison, the Russell 2000 Index and the Russell Midcap Growth Index(18) returned a negative 3.02% and 11.75%, respectively, for the same period. Past performance is not indicative of future results.

As a mid-cap portfolio, the managers look for growing businesses that have made the transition from small capitalization to mid capitalization companies. Usually that means the Portfolio will look to invest in industries where the competitive field has narrowed down to just a few companies. The investment team's goal is to use their exhaustive research to pick the company or companies that might dominate the field, and to invest in those companies early, before the market recognizes their true worth. (Of course, no guarantees can be given that this will in fact in fact occur.)

For much of 2000, investors endured a global market correction that began in technology and dragged down the overall market. In the second half of 2000, the managers believe the downturn was deepened by a string of major disappointments in three of the biggest recent drivers of technology growth: personal computers
(PCs), cellular handsets and operators, and telecommunications infrastructure.

The growth rate of PC sales slowed dramatically in 2000, culminating in a poor Christmas selling season. The cellular industry found it harder to acquire new customers as the number of existing consumers with cellular phones increased. As a result, industry growth came down significantly from the approximately 35% rate of previous years. In addition, intense competition among wireless carriers drove down prices, making each customer less profitable.

The managers believe the Portfolio performed solidly during the period as a result of:

     - Thorough research;

     - Adherence to their basic strategies even in volatile markets;

     - Opportunities to buy good companies early; and to use the market correction to invest in a number of second-chance stocks; and

     - The Portfolio's low technology weighting relative to other mid-cap portfolios and the Portfolio's holdings in what the managers believed to be the better names in technology and other sectors -- firms that held up comparatively well in the correction.

---------------

18 Russell Midcap Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Looking forward, one area where the managers see solid opportunity -- and one of the largest concentrations in the Portfolio -- is in what they view as secure Internet infrastructure companies. In their view, issues such as transaction costs, security, and virus protection are huge problems that need to be resolved before the Internet can fulfill its promise as a medium for commerce. Companies offering infrastructure solutions to Internet applications provide the necessary framework that allows the Internet to function on a commercial basis. (Of course, the managers' investment strategy may not perform well if their expectations do not come true.)

MFS RESEARCH PORTFOLIO

The MFS Research Portfolio ("Portfolio") seeks long-term capital appreciation and future income. For the year ended December 31, 2000, the Portfolio returned a negative 5.58%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

To state the obvious, historically, investment trends and styles have gone in and out of favor with investors. This partially explains the weakness recently seen in the stock market. The managers do not look to determine when value or growth, small-cap or large-cap stocks may move in and out of the spotlight. Instead, they focus on trying to identify what they deem to be dominant business franchises with outstanding managements that are driving accelerating earnings growth.

The Portfolio's managers use a "bottom-up"(19) approach based on intensive hands-on research and the best ideas of their analysts. This strategy has led them to some very rewarding growth opportunities, and the managers believe it may continue to provide solid long-term performance relative to the Portfolio's competitors. (Of course, there are no guarantees made that this will in fact occur.)

During one of the most difficult periods for stock investors in over 20 years, the managers believe their focus on in-depth research was critical to the Portfolio's performance versus the S&P 500 during the period.

The managers believe the quality of their research determines whether the Portfolio produces positive or negative performance over the long term. However, they think their investment process also highlights how diversification can aid performance during periods of volatility and weakness because the Portfolio's committee of 35 stock analysts, covering numerous sectors and industries, enables the managers to feel confident that the Portfolio holds what they believe to be the "best ideas" across a broad representation of businesses.

In addition, despite the weakness in the technology and telecommunications sectors, many of the managers' holdings in these sectors held up well during the period, and the managers used market weakness to buy what they believe to be top-quality companies at lower prices. While the sell off the managers have seen in these sectors may keep investors at bay in the short term, the managers continue to see exciting opportunities for growth. As a result, they have maintained or added to some technology and telecommunications holdings where they continue to see strong demand for their products and services. In addition, in an effort to reduce the risks the Portfolio is exposed to in these sectors, the managers have tended to focus on companies that they view as more stable and long-term predictable growers in areas such as networking, fiberoptics, computer systems and data storage.

Looking ahead at 2001, the managers believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. The managers plan to continue to adhere to the Portfolio's diversified structure, while at the same time looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and competitive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the Portfolio's performance in both stable and volatile market environments.

---------------

19 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Thank you for your investment in The Travelers Series Trust -- Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 24, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 11 THROUGH 33 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Year Ended 12/31/00                  12.51%
    5/1/98* through 12/31/00             11.86%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/00             34.86%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2000. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[LINE GRAPH]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                                 CONVERTIBLE BOND PORTFOLIO           CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                                    10000                              10000
6/98                                                                      10120                               9849
12/98                                                                     10098                              10387
6/99                                                                      10889                              11057
12/99                                                                     11987                              11594
6/00                                                                      13252                              12668
12/31/00                                                                  13486                              11846

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Year Ended 12/31/00                 10.22%
    5/1/98* through 12/31/00             3.91%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/00            10.79%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2000. The Dow Jones Industrial Average is a price weighted average based on the price only performance of 30 blue chip stocks.

[LINE GRAPH]

                                                                 STRATEGIC STOCK PORTFOLIO         DOW JONES INDUSTRIAL AVERAGE
                                                                 -------------------------         ----------------------------
5/1/98                                                                     10000                              10000
6/98                                                                        9690                               9904
12/98                                                                       9576                              10250
6/99                                                                       10760                              12350
12/99                                                                      10051                              13048
6/00                                                                        9372                              11947
12/31/00                                                                   11079                              12334

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Year Ended 12/31/00                   2.10%
    5/1/98* through 12/31/00              3.41%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/00              9.36%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2000. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.
[Line Graph]

                                                                DISCIPLINED SMALL CAP STOCK
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
5/1/98                                                                     10000                              10000
6/98                                                                        9540                               9481
12/98                                                                       8896                               8806
6/99                                                                        9588                               9623
12/99                                                                      10711                              10676
6/00                                                                       11106                              11001
12/31/00                                                                   10936                              10354

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/00
(UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Year Ended 12/31/00                   9.29%
    3/23/98* through 12/31/00            23.67%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/00            80.31%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2000. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
[Line Graph]

                                                                MFS MID CAP GROWTH PORTFOLIO       RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
3/23/98                                                                   10000                              10000
6/98                                                                       9800                               9994
12/98                                                                     10050                              10530
6/99                                                                      11387                              12024
12/99                                                                     16499                              15930
6/00                                                                      20497                              17866
12/31/00                                                                  18031                              14059

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Year Ended 12/31/00                 (5.58)%
    3/23/98* through 12/31/00             7.90%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/00            23.51%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

[Line Graph]

                                                                   MFS RESEARCH PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
3/23/98                                                                   10000                              10000
6/98                                                                      10230                              10331
12/98                                                                     10577                              11285
6/99                                                                      11498                              12682
12/99                                                                     13080                              13658
6/00                                                                      13855                              13600
12/31/00                                                                  12351                              12415

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED STOCK -- 28.0%
-----------------------------------------------------------------------------------------------
BANKING -- 2.2%
    20,000            National Australia Bank, Exchange 7.875%....................  $   572,500
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
                      Calenergy Capital Trust:
     3,150              Exchange 6.250%...........................................      130,725
     3,070              Exchange 6.500%...........................................      115,125
-----------------------------------------------------------------------------------------------
                                                                                        245,850
-----------------------------------------------------------------------------------------------
ELECTRIC -- 3.8%
     6,000            AES Trust VII, Exchange 6.000%+.............................      408,750
    10,000            Calpine Capital Trust, Exchange 5.000%+.....................      603,750
-----------------------------------------------------------------------------------------------
                                                                                      1,012,500
-----------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 2.5%
    14,820            International Paper Capital Trust, Exchange 5.250%..........      663,195
-----------------------------------------------------------------------------------------------
HOME BUILDERS -- 0.7%
    11,200            Fleetwood Capital Trust, Exchange 6.000%....................      182,000
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 1.4%
    11,000            Newell Financial Trust I, Exchange 5.250%...................      354,750
-----------------------------------------------------------------------------------------------
MEDIA -- 1.3%
     4,000            Tribune Co., Exchange 2.000%................................      350,000
-----------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 1.6%
     5,917            Newfield Financial Trust I, Exchange 6.500%.................      428,243
-----------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 1.0%
    20,000            Owens-Illinois Inc., Exchange 4.750%........................      260,000
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 5.6%
    12,715            Equity Office PPTYS Trust, Exchange 5.250%..................      599,194
    18,541            Equity Residential Properties, Exchange 7.250%..............      462,366
     4,000            General Growth Properties, Exchange 7.250%..................       98,000
    13,900            Reckson Associates Realty, Exchange 7.625%..................      328,388
-----------------------------------------------------------------------------------------------
                                                                                      1,487,948
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
                      Global Crossing:
     1,200              Exchange 6.750%...........................................      174,600
     1,200              Exchange 7.000%+..........................................      148,050
     6,000            Loral Space & Communications, Exchange 6.000%+..............       79,500
-----------------------------------------------------------------------------------------------
                                                                                        402,150
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
     8,000            Williams Telecommunications, Exchange 6.750%+...............      234,000
-----------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.7%
     9,000            Canadian National Railway, Exchange 5.250%..................      407,812
    12,245            Union Pacific Capital Trust, Exchange 6.250%................      572,454
-----------------------------------------------------------------------------------------------
                                                                                        980,266
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
UTILITIES -- 0.9%
     4,000            SEI Trust I, Exchange 6.250%................................  $   248,000
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $8,105,542)......    7,421,402
-----------------------------------------------------------------------------------------------
FACE
AMOUNT       RATING(A)                          SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 57.2%
-------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
$  200,000   AA-        Indian Petrochemicals, 2.500% due 3/11/02+..................      213,000
-------------------------------------------------------------------------------------------------
CONSUMER SERVICE -- 0.6%
   100,000   BB+        Interim Services Inc., 4.500% due 6/1/05....................       68,000
   100,000   NR         Quanta Services, 4.000% due 7/1/07..........................       84,000
-------------------------------------------------------------------------------------------------
                                                                                          152,000
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.0%
 1,000,000   B          Brightpoint Inc., zero coupon due 3/11/18...................      270,000
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 14.4%
                        Bell Atlantic Financial Services:
   799,000   A+           5.750% due 4/1/03+........................................      782,521
   470,000   A+           4.250% due 9/15/05+.......................................      488,212
   380,000   BBB-       Elan Finance Corp. Ltd., zero coupon due 12/14/18...........      278,825
   300,000   NR         Financial Federal Corp., 4.500% due 5/1/05..................      272,625
   200,000   A-         Hellenic Finance SCA, 2.000% due 7/15/03+...................      182,750
   500,000   A          Hutchison Whampoa, 2.875% due 9/15/03+......................      510,313
   500,000   AAA        IBK Cayman Financial, 1.500% due 8/17/03+...................      500,000
   100,000   NR         JMH Finance Ltd., 4.750% due 9/6/07+........................       99,625
   500,000   BBB        Korea Deposit Insurance, 2.250% due 10/11/05+...............      506,250
   300,000   B+         Telewest Finance, 6.000% due 7/7/05+........................      199,249
-------------------------------------------------------------------------------------------------
                                                                                        3,820,370
-------------------------------------------------------------------------------------------------
ELECTRIC -- 0.4%
   100,000   A-         Potomac Electric Power Co., 5.000% due 9/1/02...............       97,750
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.3%
   400,000   BB+        Anixter International, zero coupon due 6/28/20..............       89,500
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 3.9%
   300,000   BB-        Celestica Inc., zero coupon due 8/1/20......................      130,500
                        Solectron Corp.:
   737,000   BBB          Zero coupon due 5/8/20....................................      417,326
   760,000   BBB          Zero coupon due 11/20/20..................................      391,400
   100,000   BBB+       Thermo Instrument System, 4.500% due 10/15/03+..............       95,875
-------------------------------------------------------------------------------------------------
                                                                                        1,035,101
-------------------------------------------------------------------------------------------------
FOOD -- 0.1%
    41,000   BBB+       Koninklijke Ahold NV, 3.000% due 9/30/03....................       21,991
-------------------------------------------------------------------------------------------------
HEALTH CARE -- 1.4%
    58,000   BB-        Tenet Healthcare Corp., 6.000% due 12/1/05..................       50,424
   450,000   BBB-       Universal Health Services, 0.426% due 6/23/20+..............      313,875
-------------------------------------------------------------------------------------------------
                                                                                          364,299
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(A)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
HOME BUILDERS -- 2.1%
$1,016,000   BB+        Lennar Corp., zero coupon due 7/29/18.......................  $   561,340
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.0%
   300,000   A+         Loews Corp., 3.125% due 9/15/07.............................      265,875
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.7%
   200,000   BBB        Thermo Electron Corp., 4.250% due 1/1/03+...................      198,750
-------------------------------------------------------------------------------------------------
MEDIA -- 5.2%
   400,000   B+         Charter Communication Inc., 5.750% due 10/15/05+............      489,500
   400,000   BBB-       Clear Channel Communications, Inc., 1.500% due 12/1/02......      358,000
   700,000   BBB        Cox Communications Inc., 0.426% due 4/19/20.................      266,875
   400,000   BBB-       Liberty Media, 4.000% due 11/15/29..........................      268,000
-------------------------------------------------------------------------------------------------
                                                                                        1,382,375
-------------------------------------------------------------------------------------------------
MEDICAL -- 2.3%
   225,000   BB-        Amerisource Health Corp., 5.000% due 12/1/07+...............      264,656
   300,000   NR         Inhale Therapeutical, 3.500% due 10/17/07+..................      334,875
-------------------------------------------------------------------------------------------------
                                                                                          599,531
-------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 5.0%
 1,200,000   A          Diamond Offshore Drilling, Inc., zero coupon due 6/6/20+....      610,500
   600,000   BBB+       Global Marine Inc., zero coupon due 6/23/20+................      309,000
   100,000   B-         Parker Drilling Corp., 5.500% due 8/1/04....................       86,500
   525,000   A          Transocean Sedco Forex, zero coupon due 5/24/20.............      308,438
-------------------------------------------------------------------------------------------------
                                                                                        1,314,438
-------------------------------------------------------------------------------------------------
PHARMACUETICALS -- 2.7%
                        Roche Holdings Inc.:
   600,000   NR           Zero coupon due 5/16/12+..................................      304,500
   450,000   NR           Zero coupon due 1/19/15+..................................      406,688
-------------------------------------------------------------------------------------------------
                                                                                          711,188
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 1.3%
                        Security Cap U.S. Realty:
   100,000   BBB-         2.000% due 5/22/03+.......................................       85,312
   300,000   BBB-         2.000% due 5/22/03........................................      255,750
-------------------------------------------------------------------------------------------------
                                                                                          341,062
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.7%
   600,000   BBB        Analog Devices Inc., 4.750% due 10/1/05+....................      529,500
   300,000   B          Cypress Semiconductor, 3.750% due 7/1/05....................      210,750
   100,000   AA-        Dupont Photomasks, zero coupon due 7/24/04..................       91,750
   200,000   B          International Rectifier, 4.250% due 7/15/07+................      134,000
   430,000   A-         ST Microelectronics NV, zero coupon due 11/16/10+...........      287,563
   300,000   B          Transwitch Corp., 4.500% due 9/12/05+.......................      266,625
-------------------------------------------------------------------------------------------------
                                                                                        1,520,188
-------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.1%
   400,000   BBB+       Perkinelmer Inc., zero coupon due 8/7/20....................      283,500
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(A)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
$  300,000   BBB        China Mobile Ltd., 2.250% due 11/3/05.......................  $   299,250
   400,000   B          Nextel Communications, 5.250% due 1/15/10...................      291,000
-------------------------------------------------------------------------------------------------
                                                                                          590,250
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 5.0%
                        Aspect Telecommunications:
   500,000   B-           Zero coupon due 8/10/18+..................................      109,375
    39,000   B-           Zero coupon due 8/10/18...................................        8,531
   400,000   BB+        Commscope Inc., 4.000% due 12/15/06+........................      289,000
   300,000   BB         Converse Technology Inc., 1.500% due 12/1/05+...............      337,125
   800,000   A          Corning Inc., zero coupon due 11/8/15.......................      571,000
-------------------------------------------------------------------------------------------------
                                                                                        1,315,031
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $15,472,930).....   15,147,539
-------------------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS AND NOTES -- 4.2%
-------------------------------------------------------------------------------------------------
FRANCE -- 1.6%
   250,000              Axa SA, 2.500% due 1/1/14...................................      420,156
-------------------------------------------------------------------------------------------------
NETHERLANDS -- 1.5%
   400,000              Fortis NL, 1.500% due 7/29/04...............................      404,439
-------------------------------------------------------------------------------------------------
PORTUGAL -- 1.1%
   300,000              Hellenic Finance SCA, 2.000% due 7/15/03+...................      277,796
-------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
                          (Cost -- $1,041,151)......................................    1,102,391
-------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS
                        (Cost -- $24,619,623).......................................   23,671,332
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.6%
 2,815,000              Chase Securities, Inc., 5.700% due 1/2/01; Proceeds at
                          maturity -- $2,816,783; (Fully collateralized by U.S.
                          Treasury Bonds, 8.500% due 2/15/20; Market
                          value -- $2,873,750) (Cost -- $2,815,000).................    2,815,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $27,434,623**)...........  $26,486,332
-------------------------------------------------------------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
**Aggregate cost for Federal income tax purposes is substantially the same.

    See page 15 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
---------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.5%
    10,000    Raytheon Co., Class B Shares................................  $   310,625
---------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.4%
     5,973    General Motors Corp. .......................................      304,250
---------------------------------------------------------------------------------------
BEVERAGES -- 5.1%
    13,000    PepsiCo, Inc. ..............................................      644,313
---------------------------------------------------------------------------------------
CHEMICALS -- 10.6%
    12,700    Air Products and Chemicals, Inc. ...........................      520,700
     8,563    E.I. du Pont de Nemours & Co. ..............................      413,700
    11,000    Rohm and Haas Co. ..........................................      399,438
---------------------------------------------------------------------------------------
                                                                              1,333,838
---------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.5%
     9,000    Clorox Co. .................................................      319,500
---------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.5%
     7,200    Genuine Parts Co. ..........................................      188,550
---------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURER -- 5.9%
     6,130    Minnesota Mining & Manufacturing Co. .......................      738,665
---------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 4.5%
     7,300    Emerson Electric Co. .......................................      575,331
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.7%
     4,382    J.P. Morgan & Co.++  .......................................      725,221
---------------------------------------------------------------------------------------
FOOD -- 8.5%
    17,200    ConAgra Foods, Inc. ........................................      447,200
     7,800    Hershey Foods Corp. ........................................      502,125
     6,200    Winn-Dixie Stores, Inc. ....................................      120,125
---------------------------------------------------------------------------------------
                                                                              1,069,450
---------------------------------------------------------------------------------------
HOUSEWARES -- 1.9%
    10,500    Newell Rubbermaid, Inc. ....................................      238,875
---------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING -- 3.8%
    10,155    Caterpillar Inc. ...........................................      480,458
---------------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 1.9%
     7,200    Pitney Bowes, Inc. .........................................      238,500
---------------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 3.3%
     7,700    Avery Dennison Corp. .......................................      422,537
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.8%
     5,501    Exxon Mobil Corp. ..........................................      478,243
---------------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.2%
    10,000    International Paper Co. ....................................      408,125
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.1%
    11,000    Abbott Laboratories.........................................  $   532,812
     9,600    American Home Products Corp. ...............................      610,080
---------------------------------------------------------------------------------------
                                                                              1,142,892
---------------------------------------------------------------------------------------
PHOTO EQUIPMENT & SUPPLIES -- 2.7%
     8,811    Eastman Kodak Co. ..........................................      346,933
---------------------------------------------------------------------------------------
RETAIL -- 3.9%
    14,885    May Department Stores Co. ..................................      487,484
---------------------------------------------------------------------------------------
TELEPHONE -- 8.5%
     6,500    ALLTEL Corp. ...............................................      405,844
    14,000    SBC Communications, Inc. ...................................      668,500
---------------------------------------------------------------------------------------
                                                                              1,074,344
---------------------------------------------------------------------------------------
TOBACCO -- 8.7%
    20,759    Philip Morris Cos. Inc. ....................................      913,396
     6,600    UST, Inc. ..................................................      185,213
---------------------------------------------------------------------------------------
                                                                              1,098,609
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $12,913,952**)...........  $12,626,743
---------------------------------------------------------------------------------------

 ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 94.7%
-----------------------------------------------------------------------------------------
ADVERTISING -- 1.1%
     4,817    ADVO, Inc.*+................................................    $   213,754
     1,800    R.H. Donnelley Corp.*.......................................         43,762
-----------------------------------------------------------------------------------------
                                                                                  257,516
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.6%
     4,416    Primex Technologies Inc. ...................................        140,760
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 0.3%
     6,421    Tower Automotive Inc.*......................................         57,789
-----------------------------------------------------------------------------------------
BANKS -- 3.9%
       700    Corus Bankshares Inc. ......................................         34,639
     4,440    Greater Bay BanCorp. .......................................        182,040
     7,540    Harbor Florida Bancshares Inc. .............................        112,629
     3,100    Imperial Bancorp*...........................................         81,375
     3,500    Silicon Valley Bancshares*..................................        120,969
     4,447    Southwest Bancorp of Texas Inc.*............................        190,943
     1,550    UCBH Holdings, Inc. ........................................         72,269
     4,720    United Bankshares, Inc. ....................................        100,300
-----------------------------------------------------------------------------------------
                                                                                  895,164
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.5%
     1,900    Robert Mondavi Corp., Class A Shares*.......................        102,837
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.9%
     2,720    Aviron*.....................................................        181,730
     5,600    Cell Genesys, Inc.*.........................................        127,750
     1,316    Protein Design Labs, Inc.*..................................        114,328
-----------------------------------------------------------------------------------------
                                                                                  423,808
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.1%
     3,491    Centex Construction Products, Inc. .........................         95,348
     2,849    Simpson Manufacturing Co., Inc.*............................        145,299
-----------------------------------------------------------------------------------------
                                                                                  240,647
-----------------------------------------------------------------------------------------
CHEMICALS -- 2.4%
     5,182    Crompton Corp. .............................................         54,411
     3,695    Cytec Industries Inc.*......................................        147,569
     5,190    Ferro Corp. ................................................        119,370
     3,532    OM Group, Inc. .............................................        192,935
     1,200    The Scotts Co., Class A Shares*.............................         44,325
-----------------------------------------------------------------------------------------
                                                                                  558,610
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0%
     5,118    Education Management Corp.*.................................        182,969
     2,835    F.Y.I. Inc.*................................................        104,541
     4,190    On Assignment Inc.*.........................................        119,415

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0% (CONTINUED)
     3,490    Plexus Corp.*...............................................    $   106,063
     4,441    Rent-a-center, Inc.*........................................        153,214
     1,850    StarTek, Inc.*..............................................         28,444
-----------------------------------------------------------------------------------------
                                                                                  694,646
-----------------------------------------------------------------------------------------
COMPUTERS -- 2.3%
     1,600    Cerner Corp.*...............................................         74,000
     2,200    Emulex Corp.*...............................................        175,862
     3,200    Interlink Electronics, Inc.*................................         40,600
     1,500    Nuance Communications Inc.*.................................         64,688
     1,305    SanDisk Corp.*..............................................         36,214
     3,100    SBS Technologies Inc.*......................................         92,806
     4,600    Viasystems Group Inc.*......................................         38,237
-----------------------------------------------------------------------------------------
                                                                                  522,407
-----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
     4,100    SCP Pool Corp.*.............................................        123,256
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.0%
     2,839    Affiliated Managers Group Inc.*.............................        155,790
     1,280    AmeriCredit Corp.*..........................................         34,880
     5,239    ArvinMeritor, Inc. .........................................         59,594
     1,700    CompuCredit Corp.*..........................................         30,813
     6,445    Doral Financial Corp. ......................................        155,888
    11,530    Friedman, Billings, Ramsey Group, Inc.*.....................         75,666
       300    Investors Financial Services Corp. .........................         25,800
     1,100    Jefferies Group, Inc. ......................................         34,375
     4,440    Leucadia National Corp. ....................................        157,342
     1,100    Philadelphia Consolidated Holding Corp.*....................         33,962
       900    Raymond James Financial, Inc. ..............................         31,388
     9,120    Seacoast Financial Services Corp. ..........................        109,440
-----------------------------------------------------------------------------------------
                                                                                  904,938
-----------------------------------------------------------------------------------------
ELECTRIC -- 3.3%
     7,734    El Paso Electric Co.*.......................................        102,089
     3,902    IDACORP, Inc. ..............................................        191,442
     5,305    MDU Resources Group, Inc. ..................................        172,413
     4,000    Public Service Co. of New Mexico............................        107,250
     2,600    RGS Energy Group Inc. ......................................         84,337
     1,800    UIL Holdings Corp. .........................................         89,550
-----------------------------------------------------------------------------------------
                                                                                  747,081
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.3%
     7,620    AMETEK, Inc. ...............................................        197,644
     1,700    Belden Inc. ................................................         43,138
     3,978    C&D Technology Inc.+ .......................................        171,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.3% (CONTINUED)
     1,500    Excel Technology, Inc.*.....................................    $    29,930
     2,800    Nanometrics Inc.*...........................................         38,675
     2,000    Photon Dynamics, Inc.*......................................         45,000
-----------------------------------------------------------------------------------------
                                                                                  526,187
-----------------------------------------------------------------------------------------
ELECTRONICS -- 3.2%
     1,600    DDI Corp.*..................................................         43,600
     3,100    Electro Scientific Industries, Inc.*........................         86,800
     3,000    Mentor Graphics Corp.*......................................         82,313
     1,747    Mettler-Toledo International Inc.*..........................         94,993
     1,935    Micrel, Inc.*...............................................         65,185
     7,600    OAK Technology, Inc.*.......................................         66,025
     6,310    Sensormatic Electronics Corp.*..............................        126,594
     1,980    Technitrol, Inc. ...........................................         81,428
     2,700    Varian, Inc.*...............................................         91,462
-----------------------------------------------------------------------------------------
                                                                                  738,400
-----------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 2.2%
     7,299    D.R. Horton, Inc.+ .........................................        178,369
     2,828    Dycom Industries, Inc.*.....................................        101,631
     3,976    Jacobs Engineering Group Inc.*..............................        183,641
     1,500    Superior Industries International, Inc. ....................         47,344
-----------------------------------------------------------------------------------------
                                                                                  510,985
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.0%
       660    Anchor Gaming*..............................................         25,740
    11,380    Aztar Corp.*................................................        147,229
     5,700    The Topps Co., Inc.*........................................         52,369
-----------------------------------------------------------------------------------------
                                                                                  225,338
-----------------------------------------------------------------------------------------
FOOD -- 0.7%
     4,208    Earthgrains Co. ............................................         77,848
     1,100    Krispy Kreme Doughnuts, Inc.*...............................         91,300
-----------------------------------------------------------------------------------------
                                                                                  169,148
-----------------------------------------------------------------------------------------
FOOD - PROCESSING -- 0.2%
     2,110    International Multifoods Corp. .............................         42,859
-----------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 0.6%
     3,761    Potlatch Corp. .............................................        126,228
-----------------------------------------------------------------------------------------
GAS -- 1.4%
     2,708    New Jersey Resources Corp. .................................        117,121
     3,739    Southwest Gas Corp. ........................................         81,791
     4,584    UGI Corp. ..................................................        116,032
-----------------------------------------------------------------------------------------
                                                                                  314,944
-----------------------------------------------------------------------------------------
HEALTH CARE -- 6.9%
     4,300    Apria Healthcare Group Inc.*................................        127,925
     3,330    Coventry Health Care, Inc.*.................................         88,869

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE -- 6.9% (CONTINUED)
     4,500    Cyberonics, Inc.*...........................................    $   104,625
     4,477    Datascope Corp. ............................................        153,337
     3,600    Eclipsys Corp.*.............................................         88,200
     3,990    Endocare, Inc.*.............................................         50,873
     3,600    IDX Systems Corp.*..........................................         90,000
       715    Laboratory Corp. of America Holdings*.......................        125,840
     4,300    LifePoint Hospitals, Inc.*..................................        215,538
     1,500    Lincare Holdings, Inc.*.....................................         85,594
     5,100    Mid Atlantic Medical Services, Inc.*........................        101,044
     8,630    Oakley, Inc.*...............................................        116,505
     3,495    ResMed Inc.*................................................        139,363
     3,100    Sunrise Assisted Living, Inc.*..............................         77,500
-----------------------------------------------------------------------------------------
                                                                                1,565,213
-----------------------------------------------------------------------------------------
HOME BUILDERS -- 1.8%
     1,370    Centex Corp. ...............................................         51,461
     5,525    Lennar Corp. ...............................................        200,281
     1,367    NVR, Inc.*..................................................        168,961
-----------------------------------------------------------------------------------------
                                                                                  420,703
-----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.6%
     4,190    Harman International Industries, Inc. ......................        152,935
    19,480    Interface, Inc. ............................................        169,232
     4,800    Pier 1 Imports, Inc. .......................................         49,500
-----------------------------------------------------------------------------------------
                                                                                  371,667
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.3%
     2,040    Toro Co. ...................................................         74,842
-----------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.4%
     4,500    Korn/Ferry International*...................................         95,625
-----------------------------------------------------------------------------------------
INSURANCE -- 3.2%
       500    Arthur J. Gallagher & Co. ..................................         31,812
     5,195    First American Corp. .......................................        170,786
     6,527    HCC Insurance Holdings, Inc. ...............................        175,821
     3,330    LandAmerica Financial Group, Inc. ..........................        134,657
     3,145    Medical Assurance Inc.*.....................................         52,482
     2,070    Radian Group, Inc. .........................................        155,379
-----------------------------------------------------------------------------------------
                                                                                  720,937
-----------------------------------------------------------------------------------------
INTERNET -- 0.9%
     2,600    internet.com Corp.*.........................................         15,438
     1,600    IntraNet Solutions, Inc.*...................................         81,600
     1,230    Netsol International, Inc.*.................................          8,610
     3,200    WebTrends Corp.*............................................         92,600
-----------------------------------------------------------------------------------------
                                                                                  198,248
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
IRON/STEEL -- 1.1%
     7,015    AK Steel Holdings Corp. ....................................    $    61,381
     3,330    Ralcorp Holdings, Inc.*.....................................         54,529
     5,107    Reliance Steel & Aluminum Co. ..............................        126,398
-----------------------------------------------------------------------------------------
                                                                                  242,308
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.4%
     3,800    Flowserve Corp. ............................................         81,225
-----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURERS -- 2.7%
     4,614    AptarGroup, Inc. ...........................................        135,536
     5,675    Donaldson Co., Inc. ........................................        157,836
     2,660    Hall, Kinion & Associates, Inc.*............................         53,532
     4,130    Lear Corp.*.................................................        102,476
     5,700    Steris Corp.*...............................................         91,913
     7,115    Wabtec Corp. ...............................................         83,601
-----------------------------------------------------------------------------------------
                                                                                  624,894
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.2%
     4,459    Barrett Resources Corp.*+...................................        253,327
     5,141    Marine Drilling Cos., Inc.*.................................        137,522
     4,196    Newfield Exploration Co.*...................................        199,048
     3,815    Swift Energy Co.*...........................................        143,539
-----------------------------------------------------------------------------------------
                                                                                  733,436
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.0%
     6,314    Cal Dive International, Inc.*...............................        168,110
     1,600    Energen Corp. ..............................................         51,500
-----------------------------------------------------------------------------------------
                                                                                  219,610
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.6%
    11,795    Ivex Packaging Corp.*.......................................        129,008
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.4%
     1,600    AmeriSource Health Corp.*...................................         80,800
     4,148    Bindley Western Industries Inc.+ ...........................        172,401
     1,075    COR Therapeutics, Inc.*.....................................         37,827
     1,740    Corixa Corp.*...............................................         48,503
     1,400    Enzon, Inc.*................................................         86,888
       708    Gilead Sciences, Inc.*......................................         58,720
     2,490    Medicis Pharmaceutical Corp., Class A Shares*...............        147,221
     3,100    NPS Pharmaceuticals, Inc.*..................................        148,800
-----------------------------------------------------------------------------------------
                                                                                  781,160
-----------------------------------------------------------------------------------------
REAL ESTATE -- 0.9%
     2,500    Alexander & Baldwin Inc. ...................................         65,625
     1,500    Allied Capital Corp. .......................................         31,313
     5,915    Catellus Development Corp.*.................................        103,513
-----------------------------------------------------------------------------------------
                                                                                  200,451
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 4.7%
     3,881    Cousins Properties, Inc. ...................................    $   108,425
     8,400    Equity Inns, Inc. ..........................................         51,975
     3,363    First Industrial Realty Trust, Inc. ........................        114,342
     4,291    General Growth Properties Inc. .............................        155,281
     2,390    Health Care Property Investors, Inc. .......................         71,401
     5,592    Liberty Property Trust......................................        159,721
     2,724    Mid-American Apartment Communities, Inc. ...................         61,460
     4,291    Parkway Properties Inc. ....................................        127,389
     5,951    Reckson Associates Realty Corp. ............................        149,147
     3,267    Regency Realty Corp. .......................................         77,387
-----------------------------------------------------------------------------------------
                                                                                1,076,528
-----------------------------------------------------------------------------------------
RESTAURANTS -- 1.0%
     2,700    Applebee's International, Inc. .............................         84,881
     3,220    CBRL Group, Inc. ...........................................         58,564
       900    The Cheesecake Factory Inc. ................................         34,537
     5,036    Lone Star Steakhouse & Saloon Inc. .........................         48,472
-----------------------------------------------------------------------------------------
                                                                                  226,454
-----------------------------------------------------------------------------------------
RETAIL -- 6.0%
     2,500    Abercrombie & Fitch Co., Class A Shares.....................         50,000
     1,100    American Eagle Outfitters, Inc.*............................         46,475
     7,027    Cato Corp., Class A Shares..................................         96,621
     4,895    Chico's FAS, Inc.*+.........................................        102,183
     2,200    Childrens Place Retail Stores, Inc.*........................         44,550
     1,800    Dress Barn, Inc.*...........................................         52,200
     2,690    Footstar, Inc.*.............................................        133,155
     8,326    Haverty Furniture Cos., Inc. ...............................         82,219
     5,129    Jack In The Box Inc.*.......................................        150,985
     3,240    Linens 'n Things Inc.*......................................         89,505
     2,900    Neiman-Marcus Group Inc., Class A Shares*...................        103,131
     2,200    Offshore Logistics Inc.*....................................         47,403
     2,400    Phillips-Van Heusen Corp. ..................................         31,200
     6,410    Reebok International Ltd.*..................................        175,249
     4,000    Stein Mart, Inc.*...........................................         46,500
     7,600    Venator Group, Inc.*........................................        117,800
-----------------------------------------------------------------------------------------
                                                                                1,369,176
-----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 3.4%
     1,476    Astoria Financial Corp. ....................................         80,165
     3,031    Bank United Corp., Class A Shares...........................        206,676
     3,039    Dime Bancorp, Inc. .........................................         89,840
     2,831    FirstFed Financial Corp.*...................................         91,477
     5,180    IndyMac Mortgage Holdings, Inc. ............................        152,810
     5,650    MAF Bancorp, Inc. ..........................................        160,672
-----------------------------------------------------------------------------------------
                                                                                  781,640
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 0.9%
     1,660    FEI Co.*....................................................    $    37,765
     1,690    PerkinElmer Inc. ...........................................        177,450
-----------------------------------------------------------------------------------------
                                                                                  215,215
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.0%
     2,800    Alpha Industries Inc.*......................................        103,600
     1,290    Cree, Inc.*.................................................         45,835
     1,000    Cymer Inc.*.................................................         25,734
     1,695    DuPont Photomasks, Inc.*....................................         89,570
     3,500    Exar Corp.*.................................................        108,445
     3,600    Ibis Technology Corp.*......................................         69,300
     1,600    Pixelworks, Inc.*...........................................         35,800
     3,700    QuickLogic Corp.*...........................................         25,669
     3,100    Therma-Wave Inc.*...........................................         43,400
     3,320    TranSwitch Corp.*...........................................        129,895
-----------------------------------------------------------------------------------------
                                                                                  677,248
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.5%
     1,100    Advent Software, Inc.*......................................         44,069
     5,100    Anixter International Inc.*.................................        110,288
     2,110    AremisSoft Corp.*...........................................         90,071
     6,843    Datastream Systems, Inc.*...................................         66,719
     1,400    Documentum, Inc.*...........................................         69,563
     4,200    Illuminet Holdings, Inc.*...................................         96,337
     6,160    JDA Software Group, Inc.*...................................         80,465
     1,600    JNI Corp.*..................................................         36,300
     1,000    NetIQ Corp.*................................................         87,375
     5,033    Progress Software Corp.*....................................         72,664
     3,330    Rainbow Technologies, Inc.*.................................         52,656
     1,770    Serena Software, Inc.*......................................         60,595
     2,650    Symantec Corp.*.............................................         88,444
     2,960    Verity, Inc.*...............................................         71,225
-----------------------------------------------------------------------------------------
                                                                                1,026,771
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
     2,312    Avocent Corp.*..............................................         62,424
     2,070    DMC Stratex Networks, Inc.*.................................         31,050
     4,017    ITC/DeltaCom, Inc.*.........................................         21,654
     3,145    MasTec, Inc.*...............................................         62,900
     1,800    Proxim, Inc.*...............................................         77,400
     2,100    Tollgrade Communications Inc.*..............................         76,650
-----------------------------------------------------------------------------------------
                                                                                  332,078
-----------------------------------------------------------------------------------------
TELEPHONE -- 2.9%
     1,800    Corinthian Colleges, Inc.*..................................         68,288
     1,200    Direct Focus, Inc.*.........................................         40,275
     1,770    Forward Air Corp.*..........................................         66,043
     1,110    Heidrick & Struggles, Inc.*.................................         46,689
     1,800    Hi/Fn, Inc.*................................................         49,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TELEPHONE -- 2.9% (CONTINUED)
     2,400    Invitrogen Corp.*...........................................    $   207,300
     1,770    Syncor International Corp.*.................................         64,384
     4,900    THQ Inc.*...................................................        119,438
-----------------------------------------------------------------------------------------
                                                                                  661,917
-----------------------------------------------------------------------------------------
TOBACCO -- 0.4%
     2,540    Universal Corp. ............................................         88,900
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
     6,600    Arkansas Best Corp.*........................................        120,863
     4,530    Atlas Air, Inc.*............................................        147,791
       950    Roadway Express, Inc. ......................................         20,128
     2,200    Yellow Corp.*...............................................         44,791
-----------------------------------------------------------------------------------------
                                                                                  333,573
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $19,100,932)....................     21,572,375
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                   SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.9%
$205,000...   U.S. Treasury Bill, due 3/15/01 (Cost -- $202,497)..........        202,497
-----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $19,303,429).................     21,774,872
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
 1,013,000    Chase Securities, Inc., 5.700% due 1/2/01; Proceeds at
                maturity -- $1,013,639; (Fully collateralized by U.S.
                Treasury Bonds, 8.500% due 2/15/20; Market
                value -- $1,038,125) (Cost -- $1,013,000).................      1,013,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,316,429**)...........    $22,787,872
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + All or a portion of this security has been segregated for futures contracts commitments.
** Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
----------------------------------------------------------------------------------------
BIOMEDICAL/GENE -- 0.3%
     66,660   Martek Biosciences Corp.*...................................  $    816,585
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.7%
        500   Gartner Group, Inc.*........................................         3,450
271,400....   NOVA Corp.*.................................................     5,411,037
----------------------------------------------------------------------------------------
                                                                               5,414,487
----------------------------------------------------------------------------------------
COMPUTERS -- 0.4%
      9,750   Cabletron Systems, Inc.*....................................       146,859
     33,250   Computer Network Technology Corp.*..........................       958,016
----------------------------------------------------------------------------------------
                                                                               1,104,875
----------------------------------------------------------------------------------------
DATA PROCCESSING/MANAGEMENT -- 5.0%
    310,500   CSG Systems International, Inc.*............................    14,574,094
     29,200   National Data Corp. ........................................     1,069,450
----------------------------------------------------------------------------------------
                                                                              15,643,544
----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 3.3%
    283,120   W.W. Grainger, Inc. ........................................    10,333,880
----------------------------------------------------------------------------------------
ELECTRICAL -- 1.2%
    220,855   Cable Design Technologies Corp.*............................     3,713,125
----------------------------------------------------------------------------------------
HEALTH CARE -- 5.3%
     64,520   ArthroCare Corp.*...........................................     1,258,140
    148,600   Cytyc Corp.*................................................     9,296,788
    188,300   DaVita, Inc.*...............................................     3,224,638
    262,900   VISX, Inc.*.................................................     2,744,019
----------------------------------------------------------------------------------------
                                                                              16,523,585
----------------------------------------------------------------------------------------
INTERNET -- 26.4%
    287,300   Akamai Technologies, Inc.*..................................     6,051,256
        700   CacheFlow Inc.*.............................................        11,944
    407,940   CheckFree Corp.*............................................    17,566,916
    565,983   CNET Network, Inc.*.........................................     9,046,884
     81,800   Digex, Inc.*................................................     1,840,500
    366,670   Internap Network Services Corp.*............................     2,658,357
    200,709   Internet Security Systems, Inc.*............................    15,743,112
    113,500   RSA Security Inc.*..........................................     6,001,313
    329,355   S1 Corp.*...................................................     1,729,114
    106,300   SportsLine.com, Inc.*.......................................       564,719
    121,400   Switchboard Inc.*...........................................       360,406
    284,647   VeriSign, Inc.*.............................................    21,117,249
----------------------------------------------------------------------------------------
                                                                              82,691,770
----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.2%
    297,700   AGCO Corp. .................................................     3,609,612
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MEDIA -- 1.2%
        500   Gemstar-TV Guide International, Inc.*.......................  $     23,063
     43,370   Scholastic Corp.*...........................................     3,843,666
----------------------------------------------------------------------------------------
                                                                               3,866,729
----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 26.3%
    176,800   Apache Corp. ...............................................    12,387,050
     12,800   BJ Services Co.*............................................       881,600
     61,600   Cooper Cameron Corp.*.......................................     4,069,450
     84,700   Devon Energy Corp. .........................................     5,164,159
    103,490   Diamond Offshore Drilling, Inc. ............................     4,139,600
    130,050   EOG Resources, Inc. ........................................     7,112,109
    305,140   Global Industries, Ltd.*....................................     4,176,604
    115,400   Global Marine Inc.*.........................................     3,274,475
     84,200   Houston Exploration Co.*....................................     3,210,125
    268,500   Newfield Exploration Co.*...................................    12,736,969
     20,500   Noble Affiliates, Inc. .....................................       943,000
    334,750   Noble Drilling Corp.*.......................................    14,540,703
    214,980   Transocean Sedco Forex Inc. ................................     9,889,080
----------------------------------------------------------------------------------------
                                                                              82,524,924
----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.1%
     19,400   Smurfit-Stone Container Corp.*..............................       289,788
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.1%
    115,810   IntraBiotics Pharmaceuticals, Inc.*.........................     1,114,671
    160,760   United Therapeutics Corp.*..................................     2,371,210
----------------------------------------------------------------------------------------
                                                                               3,485,881
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     10,000   Pinnacle Holdings Inc.*.....................................        90,625
----------------------------------------------------------------------------------------
RETAIL -- 1.8%
    150,420   BJ's Wholesale Club, Inc.*..................................     5,772,368
----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.5%
     62,335   QLogic Corp.*...............................................     4,799,795
----------------------------------------------------------------------------------------
SOFTWARE -- 6.3%
    799,610   Citrix Systems, Inc.*.......................................    17,991,225
     61,200   ePresence, Inc.*............................................       265,837
     35,800   Extreme Networks, Inc.*.....................................     1,400,675
      2,100   Intuit Inc.*................................................        82,819
----------------------------------------------------------------------------------------
                                                                              19,740,556
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.1%
    162,520   Allegiance Telecom, Inc.*...................................     3,618,609
    313,010   American Tower Corp., Class A Shares*.......................    11,855,254
     18,800   Aware, Inc.*................................................       333,700
     24,200   CIENA Corp.*................................................     1,969,275
    393,270   EchoStar Communications Corp.*..............................     8,946,892

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.1% (CONTINUED)
     37,300   Metromedia Fiber Network, Inc., Class A Shares*.............  $    377,662
     42,700   Tekelec*....................................................     1,281,000
----------------------------------------------------------------------------------------
                                                                              28,382,392
----------------------------------------------------------------------------------------
TELEPHONE -- 0.1%
     58,440   Mpower Communications Corp.*................................       299,505
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $334,634,014)...................   289,104,026
----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.7%
$ 7,943,000   Federal Home Loan Bank Discount Notes, 5.500% due 1/2/01....     7,939,359
 16,129,000   Freddie Mac Discount Notes, 5.700% due 1/2/01...............    16,121,339
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $24,060,698)..........    24,060,698
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $358,694,712**)..........  $313,164,724
----------------------------------------------------------------------------------------

 *  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 4.3%
    42,000   Boeing Co. .................................................    $  2,772,000
    22,700   General Dynanics Corp. .....................................       1,770,600
    62,610   United Technologies Corp. ..................................       4,922,711
-----------------------------------------------------------------------------------------
                                                                                9,465,311
-----------------------------------------------------------------------------------------
BANKS -- 2.5%
    34,780   Chase Manhattan Corp.++.....................................       1,580,316
    33,200   PNC Financial Services Group................................       2,425,675
    52,000   U.S. Bancorp................................................       1,517,750
-----------------------------------------------------------------------------------------
                                                                                5,523,741
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.7%
    34,500   Anheuser-Busch Cos. Inc. ...................................       1,569,750
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.1%
     3,900   Air Products and Chemicals, Inc. ...........................         159,900
     2,400   Rohm & Haas Co. ............................................          87,150
-----------------------------------------------------------------------------------------
                                                                                  247,050
-----------------------------------------------------------------------------------------
COMPUTERS -- 13.6%
    11,300   Akamai Technologies, Inc.*..................................         238,006
     7,400   Brocade Communications Systems, Inc.*.......................         679,412
    32,700   Cabletron Systems, Inc.*....................................         492,544
     1,500   Check Point Software Technologies Ltd.*.....................         200,344
   171,920   Cisco Systems, Inc.*........................................       6,575,940
    34,300   Compaq Computer Corp. ......................................         516,215
    42,800   Computer Sciences Corp.*....................................       2,573,350
    86,400   EMC Corp.*..................................................       5,745,600
    10,100   Emulex Corp.*...............................................         807,369
    52,600   International Business Machines Corp. ......................       4,471,000
    34,540   Oracle Corp.*...............................................       1,003,819
     8,900   Redback Networks Inc.*......................................         364,900
   106,460   Sun Microsystems, Inc.*.....................................       2,967,572
    39,242   VERITAS Software Corp.*.....................................       3,433,675
-----------------------------------------------------------------------------------------
                                                                               30,069,746
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.3%
    24,300   Capital One Financial Corp. ................................       1,599,244
    25,400   FleetBoston Financial Corp. ................................         954,087
     4,500   Lehman Brothers Holdings Inc. ..............................         304,313
    22,100   Merrill Lynch & Co., Inc. ..................................       1,506,944
    10,400   Morgan Stanley Dean Witter & Co. ...........................         824,200
-----------------------------------------------------------------------------------------
                                                                                5,188,788
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.3%
    21,200   The AES Corp.*..............................................    $  1,173,950
    28,900   Calpine Corp.*..............................................       1,302,306
    85,452   Flextronics International Ltd.*.............................       2,435,382
     9,400   SCI Systems Inc.*...........................................         247,925
-----------------------------------------------------------------------------------------
                                                                                5,159,563
-----------------------------------------------------------------------------------------
ELECTRONICS -- 0.3%
     8,800   Sanmina Corp.*..............................................         674,300
-----------------------------------------------------------------------------------------
FOOD -- 3.5%
    17,500   The Quaker Oats Co. ........................................       1,704,063
    97,680   Safeway Inc.*...............................................       6,105,000
-----------------------------------------------------------------------------------------
                                                                                7,809,063
-----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.2%
     3,600   SPX Corp.*..................................................         389,475
-----------------------------------------------------------------------------------------
HEALTH CARE -- 1.4%
    52,950   Medtronic, Inc. ............................................       3,196,856
-----------------------------------------------------------------------------------------
INSURANCE -- 5.4%
    20,800   AFLAC Inc. .................................................       1,501,500
    46,130   American International Group, Inc. .........................       4,546,688
     5,700   CIGNA Corp. ................................................         754,110
    26,960   Hartford Financial Services Group, Inc. ....................       1,904,050
    37,600   John Hancock Financial Services, Inc. ......................       1,414,700
    32,900   St. Paul Cos., Inc. ........................................       1,786,881
     4,100   UnumProvident Corp. ........................................         110,188
-----------------------------------------------------------------------------------------
                                                                               12,018,117
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.3%
    50,200   Deere & Co. ................................................       2,299,787
    14,000   Ingersoll-Rand Co. .........................................         586,250
-----------------------------------------------------------------------------------------
                                                                                2,886,037
-----------------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED -- 6.5%
   138,300   General Electric Co. .......................................       6,629,756
   141,900   Tyco International Ltd. ....................................       7,875,450
-----------------------------------------------------------------------------------------
                                                                               14,505,206
-----------------------------------------------------------------------------------------
MEDIA -- 3.4%
    23,500   Clear Channel Communications, Inc.*.........................       1,138,281
    34,280   Comcast Corp., Class A Shares*..............................       1,431,190
    14,200   Gemstar-TV Guide International, Inc.*.......................         654,975
    28,525   Infinity Broadcasting Corp., Class A Shares*................         796,917
    13,900   The Reader's Digest Association, Inc., Class A Shares.......         543,838
    15,790   Time Warner, Inc. ..........................................         824,870
    48,045   Viacom Inc., Non Voting*....................................       2,246,104
-----------------------------------------------------------------------------------------
                                                                                7,636,175
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
METALS - DIVERSIFIED -- 0.9%
    55,900   Alcoa, Inc. ................................................    $  1,872,650
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.9%
    10,700   Baker Hughes Inc. ..........................................         444,719
    55,174   BP Amoco PLC ADR............................................       2,641,455
    85,420   Conoco Inc., Class B Shares.................................       2,471,841
     9,680   Devon Energy Corp. .........................................         590,190
     7,000   EOG Resources, Inc. ........................................         382,812
    57,861   Exxon Mobil Corp. ..........................................       5,030,291
    81,300   Global Marine Inc.*.........................................       2,306,888
    34,100   Noble Drilling Corp.*.......................................       1,481,219
    43,100   Santa Fe International Corp. ...............................       1,381,894
    37,600   Transocean Sedco Forex Inc. ................................       1,729,600
28,600....   Weatherford International, Inc.*............................       1,351,350
-----------------------------------------------------------------------------------------
                                                                               19,812,259
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.0%
    64,270   American Home Products Corp. ...............................       4,084,359
    80,930   Bristol-Myers Squibb Co. ...................................       5,983,762
    64,775   Pfizer, Inc. ...............................................       2,979,650
    78,110   Pharmacia & Upjohn, Inc. ...................................       4,764,710
-----------------------------------------------------------------------------------------
                                                                               17,812,481
-----------------------------------------------------------------------------------------
PIPELINES -- 1.6%
    28,500   Dynegy Inc., Class A Shares.................................       1,597,781
    19,400   Enron Corp. ................................................       1,612,625
     9,000   Williams Cos., Inc. ........................................         359,438
-----------------------------------------------------------------------------------------
                                                                                3,569,844
-----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.6%
    31,000   Harley-Davidson, Inc. ......................................       1,232,250
-----------------------------------------------------------------------------------------
RETAIL -- 6.0%
   113,420   CVS Corp.+..................................................       6,798,111
    44,100   Radioshack Corp. ...........................................       1,888,031
    84,970   Wal-Mart Stores, Inc. ......................................       4,514,031
-----------------------------------------------------------------------------------------
                                                                               13,200,173
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 1.0%
    24,000   Applera Corp. - Applied Biosystems Group....................       2,257,500
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.3%
    10,920   Analog Devices, Inc.*.......................................         558,967
    55,100   Atmel Corp.*................................................         640,538
   109,900   Intel Corp. ................................................       3,324,475
     6,801   QLogic Corp.*...............................................         523,677
-----------------------------------------------------------------------------------------
                                                                                5,047,657
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.1%
    38,400   Automatic Data Processing, Inc. ............................       2,431,200
     2,000   BEA Systems, Inc.*..........................................         134,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.1% (CONTINUED)
     7,800   E.piphany, Inc.*............................................    $    420,712
    11,700   Extreme Networks, Inc.*.....................................         457,763
     9,700   Macromedia, Inc.*...........................................         589,275
    85,140   Microsoft Corp.*............................................       3,692,947
    10,600   Rational Software Corp.*....................................         412,738
     1,990   Selectica, Inc.*............................................          48,133
    13,080   VeriSign, Inc.*.............................................         970,373
-----------------------------------------------------------------------------------------
                                                                                9,157,766
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.9%
     4,700   Allegiance Telecom, Inc.*...................................         104,648
    23,600   Echostar Communications Corp.*..............................         536,900
    14,500   Exodus Communications, Inc.*................................         290,000
    48,340   FLAG Telecom Holdings Ltd.*.................................         302,125
    71,200   Global Crossing Ltd.*.......................................       1,019,050
    22,300   Level 3 Communications Inc.*................................         731,719
    86,100   Qwest Communications International, Inc.*...................       3,530,100
    80,260   Sprint, Corp. (PCS Group)*..................................       1,640,314
     6,100   Time Warner Telecom Inc., Class A Shares*...................         386,969
-----------------------------------------------------------------------------------------
                                                                                8,541,825
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 7.2%
    34,300   American Tower Corp., Class A Shares*.......................       1,299,112
    42,100   CIENA Corp.*................................................       3,425,887
    22,700   Comverse Technology Inc.*...................................       2,465,787
    68,265   Corning Inc. ...............................................       3,605,245
   107,200   Metromedia Fiber Network Inc.*..............................       1,085,400
    53,880   Nortel Networks Corp. ......................................       1,727,528
    34,000   SBA Communications Corp.*...................................       1,396,125
    39,200   TyCom Ltd.*.................................................         877,100
-----------------------------------------------------------------------------------------
                                                                               15,882,184
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $207,718,680)...................     204,725,767
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.5%
-----------------------------------------------------------------------------------------
JAPAN -- 0.4%
     4,500   Fast Retailing Co., Ltd. ...................................         881,873
-----------------------------------------------------------------------------------------
NETHERLANDS -- 1.4%
        10   Koninklijke.................................................             115
    51,500   Royal Dutch Petroleum Co. ..................................       3,155,528
-----------------------------------------------------------------------------------------
                                                                                3,155,643
-----------------------------------------------------------------------------------------
SWITZERLAND -- 1.1%
     1,100   Novartis AG*................................................       1,944,770
     7,400   Syngenta AG*................................................         397,284
-----------------------------------------------------------------------------------------
                                                                                2,342,054
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.6%
    56,600   Bank of Scotland............................................    $    593,115
    93,866   HSBC Holdings PLC...........................................       1,374,135
   394,803   Vodafone Airtouch PLC.......................................       1,447,861
-----------------------------------------------------------------------------------------
                                                                                3,415,111
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $9,294,455)....................       9,794,681
-----------------------------------------------------------------------------------------
 FACE
AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
$2,088,000   Federal Home Loan Bank Discount Notes, 5.500% due 1/2/01....       2,087,043
 5,100,000   Freddie Mac Discount Notes, 5.700% due 1/2/01...............       5,097,578
-----------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (Cost -- $7,184,621)...........       7,184,621
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $224,197,756**)..........    $221,705,069
-----------------------------------------------------------------------------------------

 + This security is segregated for open forward foreign currency contracts. ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                           DISCIPLINED       MFS
                                               CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                  BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.......................  $24,619,623   $12,913,952   $19,303,429   $358,694,712   $224,197,756
  Repurchase agreements, at cost.............    2,815,000            --     1,013,000             --             --
  Foreign currency, at cost..................      268,307            --            --             --             --
--------------------------------------------------------------------------------------------------------------------
  Investments, at value......................  $23,671,332   $12,626,743   $21,774,872   $313,164,724   $221,705,069
  Repurchase agreements, at value............    2,815,000            --     1,013,000             --             --
  Foreign currency, at value.................      282,699            --            --             --             --
  Cash.......................................        4,002            --           475          3,024             --
  Dividends and interest receivable..........      160,048        25,764        23,418             --         79,766
  Receivable for securities sold.............           --            --       575,381      2,296,660      3,210,214
  Receivable for open forward foreign
    currency contracts (Note 9)..............           --            --            --             --          2,317
  Receivable from manager....................        6,952         4,449        11,396             --             --
  Receivable for Fund shares sold............       44,515           140            --        569,327        175,577
--------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...............................   26,984,548    12,657,096    23,398,542    316,033,735    225,172,943
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...........      653,311            --       797,697      1,620,422      1,947,523
  Investment advisory fee payable............       11,856         5,778        13,632        195,303        142,470
  Administration fee payable.................        1,186           578         1,112         14,647         10,685
  Payable to bank............................           --        22,244            --             --          1,452
  Payable for open forward foreign currency
    contracts (Note 9).......................           --            --            --             --            231
  Payable to broker -- variation margin......           --            --        14,559             --             --
  Payable for Fund shares purchased..........           --         3,550        44,943          1,823         48,609
  Accrued expenses...........................       23,857        23,975        30,343         51,612         68,636
--------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..........................      690,210        56,125       902,286      1,883,807      2,219,606
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital............................  $24,646,869   $12,503,354   $21,478,213   $299,382,911   $214,213,771
  Undistributed net investment income........      823,557       268,273        48,907             --         73,393
  Accumulated net realized gain (loss) from
    security transactions, futures contracts
    and foreign currencies...................    1,767,206       116,553    (1,512,730)    60,297,005     11,159,120
  Net unrealized appreciation (depreciation)
    of investments, futures contracts and
    foreign currencies.......................     (943,294)     (287,209)    2,481,866    (45,529,988)    (2,492,947)
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
--------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...........................    2,180,383     1,269,618     2,194,754     18,752,433     18,347,365
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...................       $12.06         $9.93        $10.25         $16.75         $12.15
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                              DISCIPLINED       MFS
                                                   CONVERTIBLE   STRATEGIC     SMALL CAP      MID CAP          MFS
                                                      BOND         STOCK         STOCK         GROWTH        RESEARCH
                                                    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends......................................  $   489,046   $  325,870   $   183,377   $    273,754   $  1,254,552
  Interest.......................................      478,357       54,675        62,063      1,063,245        567,832
  Less: Interest expense.........................           --           --            --             --        (42,368)
  Less: Foreign withholding tax..................           --           --          (109)            --        (16,116)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME........................      967,403      380,545       245,331      1,336,999      1,763,900
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)...............      103,583       75,000       157,154      1,759,504      1,656,825
  Shareholder and system servicing fees..........       14,946       15,405        13,945         15,228         16,137
  Audit and legal................................       14,914       13,528        13,914         20,950         22,713
  Administration fee (Note 2)....................       10,358        7,500        11,786        131,963        124,262
  Trustees' fees.................................        3,978        3,978         3,978          3,995          3,979
  Pricing service fees...........................        3,284           --            --             --            999
  Custody........................................        2,914        1,901        19,888         40,704         54,739
  Shareholder communications.....................        1,985        2,978         1,983         18,011         31,851
  Registration fees..............................          499          500           499          1,594          1,492
  Other..........................................          695          696           695          6,888          5,098
-----------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.................................      157,156      121,486       223,842      1,998,837      1,918,095
  Less: Expense reimbursement (Note 2)...........      (18,530)      (9,244)      (27,638)            --             --
-----------------------------------------------------------------------------------------------------------------------
  NET EXPENSES...................................      138,626      112,242       196,204      1,998,837      1,918,095
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).....................      828,777      268,303        49,127       (661,838)      (154,195)
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 3, 6 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)...............................    1,759,549      231,348    (1,144,513)    61,865,156     11,461,557
    Futures contracts............................           --           --      (299,464)            --             --
    Foreign currency transactions................        2,801           --            --             --        112,687
-----------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).......................    1,762,350      231,348    (1,443,977)    61,865,156     11,574,244
-----------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures
  Contracts and Foreign Currencies:
    Beginning of year............................       87,850     (799,286)    1,006,171     16,911,017     25,233,307
    End of year..................................     (943,294)    (287,209)    2,481,866    (45,529,988)    (2,492,947)
-----------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)...............................   (1,031,144)     512,077     1,475,695    (62,441,005)   (27,726,254)
-----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES.........................      731,206      743,425        31,718       (575,849)   (16,152,010)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.....................................  $ 1,559,983   $1,011,728   $    80,845   $ (1,237,687)  $(16,306,205)
-----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                             DISCIPLINED       MFS
                                                 CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                    BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................  $   828,777   $   268,303   $    49,127   $   (661,838)  $   (154,195)
  Net realized gain (loss).....................    1,762,350       231,348    (1,443,977)    61,865,156     11,574,244
  Change in net unrealized appreciation
    (depreciation).............................   (1,031,144)      512,077     1,475,695    (62,441,005)   (27,726,254)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS.................................    1,559,983     1,011,728        80,845     (1,237,687)   (16,306,205)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income........................     (317,473)     (259,153)      (33,719)            --             --
  Net realized gains...........................   (1,016,846)     (908,780)   (1,168,505)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS..............   (1,334,319)   (1,167,933)   (1,202,224)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares.............   15,357,999     2,613,567    14,013,734    234,464,549     98,676,710
  Net asset value of shares issued for
    reinvestment of dividends..................    1,334,319     1,167,933     1,202,224     14,996,731      3,136,683
  Cost of shares reacquired....................   (1,861,730)   (5,754,104)   (6,508,194)   (13,201,139)   (11,490,218)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................   14,830,588    (1,972,604)    8,707,764    236,260,141     90,323,175
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   15,056,252    (2,128,809)    7,586,385    220,025,723     70,880,287
NET ASSETS:
  Beginning of year............................   11,238,086    14,729,780    14,909,871     94,124,205    152,073,050
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................     $823,557      $268,273       $48,907             --        $73,393
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                             DISCIPLINED       MFS
                                               CONVERTIBLE     STRATEGIC      SMALL CAP      MID CAP          MFS
                                                   BOND          STOCK          STOCK         GROWTH        RESEARCH
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...............  $   320,295    $   259,181    $    41,597   $  (121,383)   $     21,165
  Net realized gain..........................    1,013,665        795,590      1,578,845    14,355,701       3,598,231
  Change in net unrealized appreciation
    (depreciation)...........................      120,709       (783,945)       658,336    15,856,309      21,064,476
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....    1,454,669        270,826      2,278,778    30,090,627      24,683,872
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................           --           (118)            --            --              --
  Net realized gains.........................       (8,610)            --             --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS..........................       (8,610)          (118)            --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares...........    5,610,953     10,729,693      7,970,667    50,876,930      90,126,801
  Net asset value of shares issued for
    reinvestment of dividends................        8,610            118             --       130,485              --
  Cost of shares reacquired..................     (444,746)    (3,157,506)      (501,792)      (77,165)       (608,064)
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS.............................    5,174,817      7,572,305      7,468,875    50,930,250      89,518,737
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.......................    6,620,876      7,843,013      9,747,653    80,890,392     114,202,609
NET ASSETS:
  Beginning of year..........................    4,617,210      6,886,767      5,162,218    13,233,813      37,870,441
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*...............................  $11,238,086    $14,729,780    $14,909,871   $94,124,205    $152,073,050
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
  income of:.................................     $317,379       $259,123        $42,531            --              --
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2000, Travelers Insurance reimbursed expenses in the amounts of $18,530, $9,244, and $27,638, for CB, SSP, and DSCS, respectively.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Trust's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, DSCS paid Salomon Smith Barney Inc., another subsidiary of SSBH, brokerage commissions of $176.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 2000 were as follows:

PORTFOLIO                                                      PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 19,449,921    $  7,785,048
Strategic Stock Portfolio...................................     1,203,565         678,900
Disciplined Small Cap Stock Portfolio.......................    27,717,271      19,982,532
MFS Mid Cap Growth Portfolio................................   496,731,305     291,456,794
MFS Research Portfolio......................................   255,447,636     169,956,603
------------------------------------------------------------------------------------------

     At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
PORTFOLIO                                                     APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 1,433,501    $(2,381,792)    $   (948,291)
Strategic Stock Portfolio...................................    1,423,174     (1,710,383)        (287,209)
Disciplined Small Cap Stock Portfolio.......................    3,923,422     (1,451,979)       2,471,443
MFS Mid Cap Growth Portfolio................................   31,889,152    (77,419,140)     (45,529,988)
MFS Research Portfolio......................................   25,668,556    (28,161,243)      (2,492,687)
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2000, the Portfolios did not enter into any reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, DSCS had purchased three financial futures contracts on the Russell 2000 Index expiring in March 2001. The basis value of such contracts was $722,777. The market value of such contracts on December 31, 2000, was $733,200, resulting in an unrealized gain of $10,423.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2000, the Portfolios did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At December 31, 2000, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                        LOCAL       MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                      CURRENCY      VALUE         DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
TO BUY:
Swiss Franc.........................................   203,224     $125,467      1/3/01        $1,118
Swiss Franc.........................................   207,956      128,401      1/4/01         1,199
Swiss Franc.........................................    77,919       48,110      1/5/01          (231)
--------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward Foreign Currency
  Contracts.........................................                                           $2,086
--------------------------------------------------------------------------------------------------------

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, the Portfolios did not hold any when-issued securities.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 2000, the Portfolios did not enter into any mortgage dollar roll transactions.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2000, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2000, the Portfolios did not have any securities on loan.

     14.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2000    DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO
Shares sold.................................................        1,260,297              535,002
Shares issued on reinvestment...............................          114,239                  825
Shares reacquired...........................................         (155,811)             (42,467)
-------------------------------------------------------------------------------------------------------
Net Increase................................................        1,218,725              493,360
-------------------------------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO
Shares sold.................................................          287,031            1,070,362
Shares issued on reinvestment...............................          134,710                   11
Shares reacquired...........................................         (635,085)            (315,343)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (213,344)             755,030
-------------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO
Shares sold.................................................        1,290,539              869,308
Shares issued on reinvestment...............................          117,519                   --
Shares reacquired...........................................         (610,000)             (54,806)
-------------------------------------------------------------------------------------------------------
Net Increase................................................          798,058              814,502
-------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................       12,928,854            4,406,616
Shares issued on reinvestment...............................          816,815               12,264
Shares reacquired...........................................         (721,721)              (6,624)
-------------------------------------------------------------------------------------------------------
Net Increase................................................       13,023,948            4,412,256
-------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
Shares sold.................................................        7,332,349            8,114,832
Shares issued on reinvestment...............................          232,003                   --
Shares reacquired...........................................         (865,137)             (53,683)
-------------------------------------------------------------------------------------------------------
Net Increase................................................        6,699,215            8,061,149
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

CONVERTIBLE BOND PORTFOLIO                                    2000(1)       1999(1)       1998(2)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $11.69         $9.86       $10.00
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.58          0.46         0.22
  Net realized and unrealized gain (loss)...................     0.85          1.38        (0.12)
-------------------------------------------------------------------------------------------------
Total Income From Operations................................     1.43          1.84         0.10
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.25)           --        (0.22)
  Net realized gains........................................    (0.81)        (0.01)       (0.02)
-------------------------------------------------------------------------------------------------
Total Distribution..........................................    (1.06)        (0.01)       (0.24)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $12.06        $11.69        $9.86
-------------------------------------------------------------------------------------------------
TOTAL RETURN................................................    12.51%        18.70%        0.98%++
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $26,294       $11,238       $4,617
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.80%         0.80%        0.80%+
  Net investment income.....................................     4.76          4.33         4.31+
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       48%           79%           7%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $18,530, $32,000 and $24,996 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

              PER SHARE DECREASES                                              EXPENSE RATIOS WITHOUT
           IN NET INVESTMENT INCOME                                            EXPENSE REIMBURSEMENT
-----------------------------------------------                   ------------------------------------------------
2000                 1999                 1998                    2000                 1999                  1998
-----                -----                -----                   -----                -----                ------
$0.01                $0.05                $0.05                   0.90%                1.23%                1.86%+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

STRATEGIC STOCK PORTFOLIO                                      2000        1999(1)      1998(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $9.93        $9.46      $10.00
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.23         0.21        0.12
  Net realized and unrealized gain (loss)...................     0.66         0.26       (0.54)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     0.89         0.47       (0.42)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.20)       (0.00)*     (0.12)
  Net realized gains........................................    (0.69)          --          --
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.89)       (0.00)*     (0.12)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $9.93        $9.93       $9.46
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................    10.22%        4.97%      (4.24)%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $12,601      $14,730      $6,887
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.90%        0.90%       0.90%+
  Net investment income.....................................     2.14         2.09        2.42+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        6%          80%          1%
-----------------------------------------------------------------------------------------------

DISCIPLINED SMALL CAP STOCK PORTFOLIO                         2000(1)      1999(1)      1998(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $10.68        $8.87      $10.00
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.03         0.04        0.03
  Net realized and unrealized gain (loss)...................     0.19         1.77       (1.13)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     0.22         1.81       (1.10)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.02)          --       (0.03)
  Net realized gains........................................    (0.63)          --          --
  Capital...................................................       --           --       (0.00)*
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.65)          --       (0.03)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $10.25       $10.68       $8.87
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     2.10%       20.41%     (11.04)%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $22,496      $14,910      $5,162
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)............................................     1.00%        1.00%       1.00%+
  Net investment income.....................................     0.25         0.46        0.64+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      108%          94%         89%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares methods.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $9,244, $11,500 and $21,016 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $27,638, $44,300 and $45,146 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                                    DECREASES IN NET                    EXPENSE RATIOS WITHOUT
                                               INVESTMENT INCOME PER SHARE              EXPENSE REIMBURSEMENT
                                              -----------------------------         ------------------------------
                                              2000        1999        1998          2000        1999         1998
                                              -----       -----       -----         -----       -----       ------
Strategic Stock Portfolio                     $0.01       $0.01       $0.03         0.97%       0.99%            1.51%+
Disciplined Small Cap Stock Portfolio          0.01        0.05        0.08         1.14        1.49             2.98+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.90%.

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

MFS MID CAP GROWTH PORTFOLIO                                  2000(1)       1999(1)       1998(1)(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $16.43        $10.05        $10.00
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3)....................................     (0.05)        (0.04)        (0.02)
  Net realized and unrealized gain..........................      1.69          6.46          0.07
-----------------------------------------------------------------------------------------------------
Total Income From Operations................................      1.64          6.42          0.05
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains........................................     (1.32)        (0.04)           --
-----------------------------------------------------------------------------------------------------
Total Distributions.........................................     (1.32)        (0.04)           --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $16.75        $16.43        $10.05
-----------------------------------------------------------------------------------------------------
TOTAL RETURN................................................      9.29%        64.17%         0.50%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $314,150       $94,124       $13,234
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      0.90%         1.00%         1.00%+
  Net investment loss.......................................     (0.30)        (0.33)        (0.25)+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       143%          162%          100%
-----------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO                                        2000(1)       1999(1)        1998(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $13.06        $10.56        $10.00
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(3)...........................     (0.01)         0.00*         0.01
  Net realized and unrealized gain (loss)...................     (0.70)         2.50          0.57
-----------------------------------------------------------------------------------------------------
Total Income (loss) From Operations.........................     (0.71)         2.50          0.58
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --            --         (0.02)
  Net realized gains........................................     (0.20)           --            --
  Capital...................................................        --            --         (0.00)*
-----------------------------------------------------------------------------------------------------
Total Distributions.........................................     (0.20)           --         (0.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $12.15        $13.06        $10.56
-----------------------------------------------------------------------------------------------------
TOTAL RETURN................................................     (5.58)%       23.67%         5.77%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $222,953      $152,073       $37,870
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense..........................................      0.02%           --            --
  Other expenses............................................      0.92            --            --
  Total expenses(3)(4)......................................      0.94          0.99%         1.00%
  Net investment income (loss)..............................     (0.07)         0.02          0.42+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        86%           85%           54%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.

(2) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                              DECREASES IN NET                            EXPENSE RATIOS WITHOUT
                                         INVESTMENT INCOME PER SHARE                       EXPENSE REIMBURSEMENT
                                        -----------------------------                   ---------------------------
                                        1999                    1998                    1999                  1998
                                        -----                   -----                   -----                ------
MFS Mid Cap Growth Portfolio            $0.01                   $0.04                   1.07%                1.62%+
MFS Research Portfolio                     --                    0.01                     --                 1.37+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio, five of the portfolios of the Travelers Series Trust, as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets for the two-year period then ended and financial highlights for the periods from March 23, 1998 (commencement of operations) to December 31, 1998, and for the years ended December 31, 2000 and 1999, with respect to the MFS Mid Cap Growth Portfolio and MFS Research Portfolio, from May 1, 1998 (commencement of operations) to December 31, 1998, and for the years ended December 31, 2000 and 1999, with respect to the Convertible Bond Portfolio, Strategic Stock Portfolio and Disciplined Small Cap Stock Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio of the Travelers Series Trust as of December 31, 2000, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

Convertible Bond Portfolio..............................    7.53%
Strategic Stock Portfolio...............................   25.03
Disciplined Small Cap Stock Portfolio...................    5.67
MFS Mid Cap Growth Portfolio............................    0.37
MFS Research Portfolio..................................    7.86

     - Total long-term capital gain distributions paid:

Convertible Bond Portfolio...........................  $183,196
Strategic Stock Portfolio............................   201,662
Disciplined Small Cap Stock Portfolio................   105,997
MFS Mid Cap Growth Portfolio.........................   189,401
MFS Research Portfolio...............................   668,703

The following percentages of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Convertible Bond Portfolio..............................    0.02%
Disciplined Small Cap Stock Portfolio...................    0.08

                      (This page intentionally left blank)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-01) Printed in U.S.A.

FORM N-14

PART C - OTHER INFORMATION

         Item 15.  Indemnification.


         Reference is made to Article 8(a)(5) of Registrant's Articles of Incorporation and Section 5 of Registrant's Distribution Agreement.

         Registrant's directors and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         Item 16.  Exhibits.

         (1) Articles of Incorporation (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement (File No. 333-38045))

         (2) Bylaws (Incorporated herein by reference to Exhibit 2(a) to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement (File No. 333-38045))

         (3) Not applicable (Voting Trust agreement affecting 5% of registrant's securities)

         (4) Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to this Form N-14 Registration Statement)

         (5)      Instruments defining rights of security holders (None)

         (6) Investment advisory contract relating to Salomon Brothers Variable Investors Fund (Incorporated herein by reference to Exhibit 5(f) to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement (File No. 333-38045))

         (7) Underwriting contract (Incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 1 to the Form N-1A Registration Statement (File No. 333-38045))

         (8) Not applicable (Bonus, profit sharing, pension or similar contract re directors)

         (9) Custody agreement (Incorporated herein by reference to Exhibits 8(a) and 8(b) to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement (File No. 333-38045))

         (10)     Not applicable (Rule 12b-1 Plan)

         (11)     Opinion re legality and consent

         (12)     Tax opinion

         (13)     Other material contracts

         (14)     Other opinions and consents

         (15)     Not applicable (omitted financial statements)

         (16)     Powers of attorney

         (17) Additional exhibits (Supplemental Soliciting Letters and Voting Cards)



         Item 17.  Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 27th day of July, 2001.

                                   SALOMON BROTHERS VARIABLE SERIES FUND INC
                                   (Registrant)


                                    By:     /s/ Heath B. McLendon
                                       ------------------------------
                                    Name:  Heath B. McLendon
                                    Title: President


         As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.


Signature                                                    Title                                       Date

  /s/ Heath B. McLendon                                      Director and President (Principal    July 27, 2001
--------------------------------------------                 Executive Officer)
Heath B. McLendon


         *
--------------------------------------------                 Director                             July 27, 2001
Charles F. Barber


          *
--------------------------------------------                 Director                             July 27, 2001
Carol L. Colman


         *
--------------------------------------------                 Director                             July 27, 2001
Daniel P. Cronin


  /s/ Lewis E. Daidone                                       Executive Vice President and         July 27, 2001
--------------------------------------------                 Treasurer (Principal
Lewis E. Daidone                                             Financial and Accounting
                                                             Officer)


*By               /s/ Heath B. McLendon
         -----------------------------------
         Heath B. McLendon
         As attorney-in-fact pursuant to a power of attorney.